As filed with the Securities and Exchange Commission on November 7, 2000

                                          1933 Act Registration No. 333-66181
                                          1940 Act Registration No. 811-09079

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [  X  ]
                                                           -----

         Pre-Effective Amendment No. _____           [     ]
                                                      -----

         Post-Effective Amendment No.   8            [  X  ]
                                       -----          -----

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [  X  ]
                                                                 -----

         Amendment No.   9
                       ------
                        (Check appropriate box or boxes)

                         MORGAN KEEGAN SELECT FUND, INC.
               (Exact name of registrant as specified in charter)
                               Morgan Keegan Tower
                               Fifty Front Street
                            Memphis, Tennessee 38103
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (901) 524-4100

                              ALLEN B. MORGAN, JR.
                               Morgan Keegan Tower
                            Memphis, Tennessee 38103
                     (Name and Address of Agent for Service)

                                   Copies to:

                              ARTHUR J. BROWN, ESQ.
                           Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Ave., N.W.
                           Washington, D.C. 20036-1800
                            Telephone: (202) 778-9000

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement

It is proposed that this filing will become effective (check appropriate box):

[  ]  Immediately upon filing pursuant to paragraph (b)
[  ]  On ____________, 2000 pursuant to paragraph (b)
[X ]  60 days after filing pursuant to paragraph (a)(1)
[  ]  On ___________ pursuant to paragraph (a)(1)
[  ]  75 days after filing pursuant to paragraph (a)(2)
[  ]  On _________ pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Growth Stock Portfolio and the Utilities Stock Portfolio have also executed this Registration Statement.

                         Morgan Keegan Select Fund, Inc.

                       Contents of Registration Statement

This Registration Statement consists of the following papers and documents.

     Cover Sheet

     Contents of Registration Statement

     Part A - Prospectus - Morgan Keegan Core Equity Fund and Morgan Keegan
              Utility Fund

     Part B - Statements of Additional Information - Morgan Keegan Core Equity
              Fund and Morgan Keegan Utility Fund

     Part C - Other Information

     Signature Page

                         MORGAN KEEGAN SELECT FUND, INC.

PROSPECTUS                                  MORGAN KEEGAN CORE EQUITY FUND

_________, 2000                             MORGAN KEEGAN UTILITY FUND

 [LOGOS]


     Morgan Keegan Select Funds are a family of funds that include the Morgan Keegan Core Equity Fund ("Core Equity Fund") and the Morgan Keegan Utility Fund ("Utility Fund").

     This Prospectus gives you important information about the funds that you should know before you invest. Please read this Prospectus carefully and keep it handy for future reference.

     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                          Morgan Keegan & Company, Inc.
                               Morgan Keegan Tower
                               Fifty Front Street
                            Memphis, Tennessee 38103
                                 (901) 524-4100
                                 (800) 366-7426
                         Internet: WWW.MORGANKEEGAN.COM

                                                                       CONTENTS

--------------------------------------------------------------------- THE FUNDS

A fund by fund look at                  Morgan Keegan Core Equity Fund     _____
investment goals, strategies,           Morgan Keegan Utility Fund         _____
risks, performance and expenses

Information on who may want to          Who May Want to Invest             _____
invest and who may not want to invest

More information about the funds        More Information about the Funds   _____
you should know before investing        Who Manages the Funds?             _____
                                        How is the Company Organized?      _____
                                        How Does Taxation Affect the
                                          Funds and Their Shareholders?    _____
                                        Financial Highlights               _____

                                                             SHAREHOLDER MANUAL

Information about account               Policies for Buying Shares         _____
transactions and services               Selling Shares                     _____
                                        Account Policies                   _____
                                        Investor Services                  _____

                                                                MORE ABOUT RISK

                                        Investment Practices, Securities
                                          and Related Risks                _____
                                        Risk and Investment Glossary       _____

                                                            FOR MORE INFORMATION

Where to learn more about the funds     Back Cover

                         MORGAN KEEGAN CORE EQUITY FUND

                                 [TICKER SYMBOL]

[ICON]   INVESTMENT GOAL

          The fund seeks growth of capital. To pursue this goal, the fund invests in a diversified portfolio of domestic common stocks with greater than average growth characteristics selected primarily from the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). Current income is not a primary objective.

 [ICON]  PRINCIPAL INVESTMENT STRATEGIES

          The fund invests all of its assets in the Growth Stock Portfolio, a master fund having the same investment goal as the fund. See "Each Fund's Investment in a Portfolio" under "More Information About the Funds." Normally, at least 80% of the Portfolio's total assets will be invested in domestic common stocks and at least 65% of the Portfolio's total assets will be invested in growth stocks. At least 70% of the Portfolio's assets invested in common stocks will be invested in S&P 500 stocks.

          The Portfolio consists of investment portfolios representing each of the industry sectors comprising the S&P 500: utilities, transportation, capital goods, consumer durables, consumer non-durables, energy, materials and services, finance, technology and health. The Portfolio's assets will be allocated to each of these industry sectors in approximately the same proportion as these industry sectors are represented in the S&P 500 on a market-capitalization weighted basis.

          The assets of the Portfolio representing each of these industry sectors are managed on a discretionary basis by one or more separate investment advisers, called sector advisers, selected by the Portfolio subadviser, subject to the review and approval of the trustees of the Portfolio.

          Each sector adviser is limited to the list of companies identified by the Portfolio's subadviser which represents the sector adviser's specific industry sector. Each sector adviser then selects those common stocks which, in its opinion, best represent the industry sector the sector adviser has been assigned. In selecting securities for the Portfolio, the sector advisers evaluate factors believed to be favorable to long term growth of capital, including specific financial characteristics of the issuer such as historical earnings growth, sales growth, profitability and return on equity. The sector advisers also analyze the issuer's position within its industry sector as well as the quality and experience of the issuer's management.

          The fund's investment goal is not fundamental and may be changed without shareholder approval.

          For more information, see "How Does the Fund Pursue Its Investment Goal?" under "More Information About the Funds."

[ICON]   PRINCIPAL RISKS

          MARKET CONDITIONS. The value of your investment will fluctuate in response to stock market movements.

          GROWTH-ORIENTED SECURITIES. To the extent that the fund invests in higher risk securities, it encounters additional risks that could adversely affect its performance.

          INVESTMENT STRUCTURE. The use of several sector advisers or the replacement of a sector adviser may increase the Portfolio's turnover, gains or losses, and brokerage commissions.

          As with any mutual fund, loss of money is a risk of investing in this fund. Please read "More About Risk" carefully before investing.

                                   PERFORMANCE

THE CORE EQUITY FUND

     The Core Equity Fund was recently organized and has had no investment activity prior to the date of this Prospectus.

     The Core Equity Fund and the Growth Stock Portfolio have a common investment objective. The Core Equity Fund seeks to achieve its objective by investing substantially all of its investable assets in the Growth Stock Portfolio which, including its predecessor, has an investment history dating back to 1988.

The bar chart and table below are an illustration of the net investment results of the Growth Stock Portfolio for periods that preceded the existence of The Core Equity Fund. The bar chart below shows changes in the Growth Stock Portfolio's net annual total returns from year to year during the past ten calendar years. Prior to January 1, 1997, the Portfolio had different investment policies than it and The Core Equity Fund now have. Prior to January 1, 1997, the Portfolio sought long-term growth of capital through investment in two representative groups of common stocks: one comprised of large capitalization stocks, the other of small capitalization stocks. The table below compares the Growth Stock Portfolio's net performance with a broad measure of market performance and the returns of an index of funds with similar investment objectives. The net annual returns shown are not returns for the Core Equity Fund. The net annual returns depicted below should not be considered as an indication of actual performance for Class A shares of The Core Equity Fund. How the Portfolio has performed in the past is not necessarily an indication of how the fund will perform in the future.

GROWTH STOCK PORTFOLIO
NET ANNUAL TOTAL RETURNS1

[The following table will be shown in bar chart form.]

YEAR              ANNUAL NET TOTAL RETURN

1990                1.41%
1991               18.65%
1992                3.53%
1993                4.38%
1994               -3.47%
1995               24.25%
1996                8.73%
1997               29.15%
1998               23.36%
1999               20.72%

1Figures do not reflect sales charges.  If they did, returns would be lower.

During the period shown in the bar chart, the highest net total return for a quarter was 19.64% (quarter ending December 31, 1998), and the lowest net total return for a quarter was -11.17% (quarter ending September 30, 1998).

Average Net Annual Total Returns
(for the periods ending
DECEMBER 31, 1999)              PAST ONE YEAR   PAST FIVE YEARS   PAST TEN YEARS
--------------------------------------------------------------------------------

Growth Stock Portfolio             17.10%           20.13%            13.19%

S&P 500 Index1                     21.04%           28.54%            18.20%

Morningstar's Average
Growth Fund                        29.92%           24.44%            16.49%

1The S&P 500 is a widely recognized unmanaged index of common stock prices. The S&P 500 does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

[ICON]   FEES AND EXPENSES OF THE FUND

          The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

          SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)1

                                                                  CLASS A     CLASS C     CLASS I

          Maximum Sales Charge (Load) Imposed on
               Purchases (as a percentage of offering price)       3.00%2       None         None
          Maximum Deferred Sales Charge (Load) (as a
               percentage of offering price or redemption
               proceeds, as applicable)                            None         1.00%3       None
          Exchange fee                                             None         None         None

          1 The Fee Table and Example reflect the expenses of both the fund and the Portfolio.

          2 The sales charge declines as the amount invested increases. See "Class Comparison - Class A - Front Load."


          3 A deferred sales charge on Class C shares applies only if redemption occurs within one year from purchase. See "Class Comparison - Class C
          - Level Load."

        ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) 1

                                               CLASS A    CLASS C   CLASS I

        Management Fees                         1.00%      1.00%      1.00%
        Distribution and Service (12b-1) Fees   0.25%      1.00%      0.00%
        Other Expenses2                         0.75%      0.75%      0.75%
                                                -----      -----      -----
        Total Annual Fund Operating Expenses    2.00%      2.75%      1.75%

          1 This table and the Example below reflect the expenses of the fund and its proportionate share of expenses from its corresponding Portfolio. See "Each Fund's Investment in a Portfolio" under "More Information About the Funds."

          2 "Other Expenses" are based upon estimated amounts for the current fiscal year.

          EXAMPLE

          The example in the table below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

          Assuming you

              o        invest $10,000 in the fund
              o        redeem your shares at the end of the periods shown below
              o        earn a 5% return each year and
              o        incur the same fund operating expenses shown above,

          your cost of investing in the fund would be:

                                    1 YEAR           3 YEARS
                                    ------           -------

                  Class A           $497             $909
                  Class C           $378             $853
                  Class I           $178             $551

          You would pay the following expenses if you did not redeem your shares:

                                    1 YEAR           3 YEARS
                                    ------           -------

                  Class A           $497             $909
                  Class C           $278             $853
                  Class I           $178             $551

              Of course, your actual costs may be higher or lower.

                           MORGAN KEEGAN UTILITY FUND
                                 [TICKER SYMBOL]

[ICON]   INVESTMENT GOAL

          The fund seeks current income and growth of income by investing primarily in equity securities of domestic and foreign public utility companies; however, the fund will not invest in electric utilities that generate power from nuclear reactors. The fund also seeks capital appreciation, but only when consistent with its primary investment objective.

 [ICON]  PRINCIPAL INVESTMENT STRATEGIES

          The fund invests all of its assets in The Utilities Stock Portfolio, a master fund having the same investment goal as the fund. See "Each Fund's Investment in a Portfolio" under "More Information About the Funds." The Portfolio generally invests at least 65% of its total assets in equity securities of domestic or foreign companies that provide electricity, natural gas, water, telecommunications or sanitary services to the public. The remaining 35% of the Portfolio's total assets may be invested in debt securities of public utility companies, or debt or equity securities of other issuers who stand to benefit from developments in the utilities industry.

          The subadviser utilizes fundamental analysis to identify those securities that it believes provide current income and growth of income. Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends, and other related measures of value.

          Except for the Portfolio's concentration policy, none of the Portfolio's investment goals are fundamental and may be changed without shareholder approval.

          For more information, see "How Does the Fund Pursue Its Investment Goals?" under "More Information About the Funds."

[ICON]   PRINCIPAL RISKS

          INTEREST RATE RISK. Utility stocks are subject to interest rate risk - i.e., price fluctuations due to changing interest rates. Rising interest rates can be expected to reduce the fund's net asset value.

          INDUSTRY RISK. Because the fund concentrates in the utility industry, its performance is largely dependent on the utility industry's performance, which may differ from that of the overall stock market. Governmental regulation of public utility companies can limit their ability to expand their business or to pass cost increases on to customers. Companies providing power or energy-related services may also be affected by fuel shortages or cost increases, environmental protection or energy conservation regulations, as well as fluctuating demand for their services.

          FOREIGN INVESTMENTS. Investments in securities of foreign companies involve additional risks relating to political and economic developments abroad, including currency fluctuations.

          TELECOMMUNICATIONS. The fund may invest in telecommunications companies. The telecommunications sector has historically been more volatile due to the rapid pace of product change and development within the sector. The stock prices of companies operating within this sector may be subject to abrupt or erratic movements.


          OPPORTUNITY RISK. The fund may not invest in electric utilities that generate power from nuclear reactors. Because of this prohibition, the fund may miss out on investment opportunities that become profitable in these types of electrical utilities.

          As with any mutual fund, loss of money is a risk of investing in the fund. Please read "More About Risk" carefully before investing.

                                   PERFORMANCE

 THE UTILITY FUND

     The Utility Fund was recently organized and has had no investment activity prior to the date of this Prospectus.

     The Utility Fund and the Utilities Stock Portfolio have a common investment objective. The Utility Fund seeks to achieve its objective by investing all of its investable assets in the Utilities Stock Portfolio which, including its predecessor, has an investment history dating back to 1995.

The bar chart and table below are an illustration of the net investment results of the Utilities Stock Portfolio for periods that preceded the existence of The Utility Fund. The bar chart below shows changes in the Utilities Stock Portfolio's net annual returns from year to year during the past ten calendar years. The table below compares the Utilities Stock Portfolio's net performance with a broad measure of market performance and the returns of an index of funds with similar investment objectives. The net annual returns shown are not returns for the Utility Fund. The net annual returns depicted below should not be considered as an indication of actual performance for Class A shares of The Utility Fund. How the Portfolio has performed in the past is not necessarily an indication of how the fund will perform in the future.

UTILITY STOCK PORTFOLIO
NET ANNUAL TOTAL RETURNS1

[The following table will be shown in bar chart form.]

YEAR              ANNUAL TOTAL RETURN

1996              12.58%
1997              28.48%
1998               8.57%
1999              19.81%

1Figures do not reflect sales charges.  If they did, returns would be lower.

During the period shown in the bar chart, the highest net total return for a quarter was 13.03% (quarter ending December 31, 1998), and the lowest net total return for a quarter was -10.79% (quarter ending September 30, 1998).

Average Net Annual Total Returns
(for the periods ending
DECEMBER 31, 1999)            PAST ONE YEAR     SINCE INCEPTION1
----------------------------------------------------------------

Utilities Stock Portfolio        16.22%               16.08%

S&P 500 Index2                   21.04%               26.88%

Morningstar's Average
  Utility Fund                   15.13%               18.67%

1Inception date for the Utilities Stock Portfolio was June 21, 1995.

2The S&P 500 is a widely recognized unmanaged index of common stock prices. The S&P 500 does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

 [ICON]  FEES AND EXPENSES OF THE FUND

          The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

          SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)1

                                                                  CLASS A         CLASS C          CLASS I

          Maximum Sales Charge (Load) Imposed on
               Purchases (as a percentage of offering price)       3.00%2           None              None
          Maximum Deferred Sales Charge (Load) (as a
               percentage of the lesser of offering price
               or redemption proceeds)                             None             1.00%3            None
          Exchange fee                                             None             None              None

          1 The Fee Table and Example reflect the expenses of both the and the Portfolio.

          2 The sales charge declines as the amount invested increases. See "Class Comparison - Class A - Front Load."

          3 A deferred sales charge on Class C shares applies only if redemption occurs within one year from purchase. See "Class Comparison - Class C
          - Level Load."

          ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) 1


                                                CLASS A   CLASS C     CLASS I

          Management Fees                         1.00%    1.00%       1.00%
          Distribution and Service (12b-1) Fees   0.25%    1.00%       0.00%
          Other Expenses2                         0.75%    0.75%       0.75%
                                                  -----    -----       -----
          Total Annual Fund Operating Expenses    2.00%    2.75%       1.75%

          1 This table and the Example below reflect the expenses of the fund and its proportionate share of expenses from its corresponding Portfolio. See "Each Fund's Investment in a Portfolio" under "More Information About the Funds."

          2 "Other Expenses" are based upon estimated amounts for the current fiscal year.

          EXAMPLE

          The example in the table below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

          Assuming you

              o        invest $10,000 in the fund
              o        redeem your shares at the end of the periods shown below
              o        earn a 5% return each year and
              o        incur the same fund operating expenses shown above,

          your cost of investing in the fund would be:

                                1 YEAR           3 YEARS
                                ------           -------

              Class A           $497             $909
              Class C           $378             $853
              Class I           $178             $551


          You would pay the following expenses if you did not redeem your shares:

                                    1 YEAR           3 YEARS
                                    ------           -------

                  Class A           $497             $909
                  Class C           $278             $853
                  Class I           $178             $551

              Of course, your actual costs may be higher or lower.

                             WHO MAY WANT TO INVEST

THE CORE EQUITY FUND

     The fund may be appropriate if you:

     o    are seeking long-term growth potential

     o are seeking a fund for the growth portion of an asset allocation portfolio

     o    are more comfortable with a focus on established, well-known companies

     o    are seeking to diversify your portfolio

     o are willing to accept the higher short-term risk along with potentially higher long-term returns

     The fund may not be appropriate if you:

     o are unwilling to accept an investment that will go up and down in value

     o    are investing to meet short-term financial goals

THE UTILITY FUND

     The fund may be appropriate if you:

     o    are seeking a more conservative equity investment

     o    are looking to supplement your core equity holdings

     o    are a socially responsible investor

     The fund may not be appropriate if you:

     o are unwilling to accept an investment that will go up and down in value

     o    are investing to meet short-term financial goals

     o    desire an investment that is diversified over several market sectors

                        MORE INFORMATION ABOUT THE FUNDS

EACH FUND'S INVESTMENT IN A PORTFOLIO

     Each fund seeks to achieve its investment goal by investing substantially all of its assets in a corresponding Portfolio. This investment structure is sometimes called a "master/feeder" structure. The funds and their corresponding Portfolios are as follows:

         FUND                                 PORTFOLIO

         Core Equity Fund           --        Growth Stock Portfolio
         Utility Fund               --        Utilities Stock Portfolio

     Each PORTFOLIO has the same investment goal as its corresponding fund. Each of these funds' investment policies are also substantially similar to its corresponding Portfolio's, except the fund may pursue its policies by investing in an open-end management investment company with the same investment goal and substantially similar policies and restrictions as the fund. Each of these funds buys shares of its corresponding Portfolio at net asset value. An investment in a fund is an indirect investment in its corresponding Portfolio.

     It is possible that a fund may have to withdraw its investment in its corresponding Portfolio and subsequently invest in another open-end management investment company with the same investment goal and substantially similar policies. This could happen if a Portfolio changes its investment goal or if the board of directors, at any time, considers it in the fund's best interest.

     You will find more detailed information about the "master/feeder" structure and the potential risks associated with it in the Statement of Additional Information.

CORE EQUITY FUND

     HOW DOES THE FUND PURSUE ITS INVESTMENT GOAL?

     Under normal conditions, at least 80% of the Portfolio's total assets will be invested in domestic common stocks and at least 65% of the Portfolio's total assets will be invested in growth stocks.

     The manager selects for the Portfolio common stocks from all domestic publicly traded common stocks; however, at least 70% of the assets of the Portfolio invested in common stocks will be invested in common stocks which are included in the S&P 500.

     The Portfolio consists of investment portfolios representing each of the industry sectors (identified by the Portfolio's subadviser) comprising the S&P 500. The assets of the Portfolio will be allocated to each of these industry sectors in approximately the same proportion as these industry sectors are represented in the S&P 500 on a market capitalization-weighted basis. The subadviser continuously reviews the representation of the industry sectors in the S&P 500 and continuously groups domestic publicly traded common stocks into a specific industry sector.

     The Portfolio subadviser compares the total market value of the common stocks in each industry sector of the S&P 500 to the total market value of all common stocks in the S&P 500 to determine each industry sector's weighting in the S&P 500. If the weighting of any industry sector in the Portfolio varies from the weighting on a market-capitalization basis of that industry sector in the S&P 500 at the end of any month, the Portfolio subadviser will reallocate the amount of assets in the Portfolio allocated to that industry sector. The subadviser may reallocate more frequently than monthly if it chooses to do so. These reallocations may cause additional transaction costs to the extent that securities may be sold as part of such reallocations.

     The assets of the Portfolio representing each of these industry sectors are managed on a discretionary basis by one or more separate investment advisers, called sector advisers, selected by the Portfolio subadviser. The Portfolio subadviser's selection of sector advisers is reviewed and approved by the trustees of the Portfolio.

     Assets of the Portfolio representing each of the industry sectors are managed by one or more sector advisers. However, if an advisory agreement between a sector adviser and the Portfolio is terminated leaving no sector adviser to manage the assets of the Portfolio representing an industry sector, the Portfolio's subadviser will, upon termination and until a new sector adviser is selected, manage and "index" the assets of the Portfolio representing the applicable industry sector. In this case, the subadviser will "index" the assets of the Portfolio representing its industry sector by selling any stocks representing the industry sector that are not included in the S&P 500 and investing the assets comprising the industry sector in S&P 500 stocks identified by the Portfolio's subadviser as belonging to that industry sector in the same proportion as those stocks are represented in the S&P 500 on a market capitalization-weighted basis.

     The Portfolio may invest in "traditional" derivatives, such as financial futures contracts and related options as a hedge against changes, resulting from market conditions, in the value of securities held or intended to be held by the Portfolio.

     Up to 20% of the Portfolio's assets may be invested in temporary defensive investments such as money market instruments and investment grade bonds. Money market instruments consist of commercial paper, certificates of deposit, banker's acceptances and other bank obligations, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, high grade corporate obligations and repurchase agreements. Investment grade bonds are those rated A or better by S&P or Moody's or deemed to be of equivalent quality in the judgment of the subadviser. If the Portfolio takes a temporary defensive position, it may be unable to achieve its investment goal and it may miss out on investment opportunities that are more advantageous. The Portfolio may purchase stock index futures contracts and related options. Up to 5% of the total assets of the Portfolio may be invested in American Depositary Receipts. The Portfolio will not invest more than 10% of its net assets in securities that are deemed to be illiquid.

UTILITY FUND

     HOW DOES THE FUND PURSUE ITS INVESTMENT GOAL?

     The Portfolio seeks to achieve its goal by investing, under normal conditions, at least 65% of its total assets in a diversified portfolio of common stocks, preferred stocks, warrants and rights, and securities convertible into common or preferred stock of public utility companies. Public utility companies include domestic or foreign companies that provide electricity, natural gas, water, telecommunications or sanitary services to the public. The Portfolio will not invest more than 5% of its total assets in equity securities of issuers whose debt securities are rated below investment grade, that is, rated below one of the four highest rating categories by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's") or deemed to be of equivalent quality in the judgment of the subadviser. Debt securities rated below investment grade are rated below Baa or BBB.

     The remaining 35% of the Portfolio's assets may be invested in debt securities issued by public utility companies, and/or equity and debt securities of issuers outside of the public utility industry which in the opinion of the subadviser stand to benefit from developments in the public utilities industry. The

     Portfolio will not invest more than 40% of its total assets in the telephone industry. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio will not invest more than 10% of its net assets in securities that are deemed to be illiquid.

     Investments are selected on the basis of fundamental analysis to identify those securities that, in the judgment of the subadviser, provide current income and growth of income, and secondarily, capital appreciation, but only when consistent with its primary investment goal.

     Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends and other related measures of value. The subadviser monitors and evaluates the economic and political climate of the area in which each company is located. The relative weightings among common stocks, debt securities and preferred stocks will vary from time to time based upon the subadviser's judgment of the extent to which investments in each category will contribute to meeting the Portfolio's investment goal.

     The subadviser emphasizes quality in selecting investments for the Portfolio. In addition to looking for high credit ratings, the subadviser ordinarily looks for several of the following characteristics: above average earnings growth; above average growth of book value; an above average balance sheet; high earnings to debt service coverage; low ratio of dividends to earnings; high return on equity; low debt to equity ratio; an above average rating with respect to government regulation; growing rate base; lack of major construction programs and strong management.

     The Portfolio may invest up to 35% of its total assets in debt securities of issuers in the public utility industries. Debt securities in which the Portfolio invests are limited to those rated A or better by S&P or Moody's or deemed to be of equivalent quality in the judgment of the subadviser.

     The Portfolio may invest in "traditional" derivatives, such as financial futures contracts and related options as a hedge against changes, resulting from market conditions, in the value of securities held or intended to be held by the Portfolio.

     During periods when the subadviser deems it necessary for temporary defensive purposes, the fund may invest without limit in high quality money market instruments. These instruments consist of commercial paper, certificates of deposit, banker's acceptances and other bank obligations, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, high grade corporate obligations and repurchase agreements. If the Portfolio takes a temporary defensive position, it may be unable to achieve its investment goal and it may miss out on investment opportunities that are more advantageous.

     The Portfolio, under normal circumstances, will invest 25% or more of its total assets in securities of public utility companies. This concentration policy is fundamental and may not be changed without shareholder approval.

                              WHAT ARE DERIVATIVES?

     A derivative is a financial contract whose value is based on or derived from a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for over 20 years. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.

     Similar risks exist for warrants (securities that permit their owners to purchase a specific number of shares of stock at a predetermined price), and convertible securities (securities that may be exchanged for a different asset). For this reason, the Portfolios will not use futures, options, warrants or convertible securities for speculative purposes or as leveraged investments that magnify the gains or losses of an investment.

The Portfolio will invest in futures and options for the following reasons:

     o To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks or bonds;

     o To reduce the Portfolio's transaction costs or add value when these instruments are favorably priced;

     o To forego taxes that would otherwise have to be paid on gains from the sale of the Portfolio's securities; and

     o To attempt to protect the value of certain securities owned or intended to be purchased by the Portfolio while the manager is making a change in the Portfolio's investment position.

                             WHO MANAGES THE FUNDS?

THE BOARDS. The board of directors of Morgan Keegan Select Fund, Inc. elects its officers and oversees the management of the funds. The board of trustees of the Portfolios oversees the management of the Portfolios and elects their officers. The officers of the funds and the Portfolios are responsible for the funds and the Portfolios' day-to-day operations, respectively. Information concerning the directors, trustees and officers of both the funds and the Portfolios appears in the Statement of Additional Information.

INVESTMENT ADVISER - CORE EQUITY FUND AND UTILITY FUND. Morgan Asset Management, Inc. serves as investment adviser to the funds. Founded in 1986, Morgan Asset is a wholly owned subsidiary of Morgan Keegan, Inc. As of September 30, 2000, Morgan Asset managed over $1.4 billion in assets. Morgan Asset maintains its principal offices at 50 North Front Street, Memphis, TN 38103.

     Morgan Asset, which is responsible for directing the investments of the funds, pursues the investment objective(s) of each fund by investing substantially all of the investable assets of the fund into its corresponding Portfolio. Pursuant to an Investment Advisory and Administration Agreement between Morgan Asset and the funds, as long as the funds invest substantially all of their investable assets in the corresponding Portfolios, Morgan Asset will perform only corporate and administrative functions and receive an effective annual fee of 0.05% of each fund's average daily net assets. If a fund were to withdraw its investment in its corresponding Portfolio, Morgan Asset would assume sole responsibility for the investment management of the fund, including responsibility for making investment decisions and placing orders to buy, sell or hold a particular security.

INVESTMENT ADVISER - GROWTH STOCK PORTFOLIO AND UTILITIES STOCK PORTFOLIO. Meeder Asset Management, Inc. ("Meeder"), formerly known as R. Meeder & Associates, Inc., serves as investment adviser to the Portfolios. Meeder has been an investment adviser to individuals, pension and profit sharing plans, trusts, charitable organizations, corporations and other institutions since 1974. As of September 30, 2000, Meeder and its affiliates managed approximately $1.7 billion in assets. Meeder maintains its principal offices at 6000 Memorial Drive, Dublin, OH 43017.

MANAGERS - PORTFOLIOS. The Portfolios' investment advisers and subadvisers are as follows:

Portfolio and              Investment                         Investment
CORRESPONDING FUND         ADVISER                            SUBADVISER(S)
------------------         -------------                      -------------

Growth Stock Portfolio     Meeder Asset Management, Inc.      Sector Capital Management, L.L.C.
(Core Equity Fund)                                            and the SECTOR ADVISERS (see
                                                              "Sector Advisers - Growth Stock
                                                              Portfolio")

Utilities Stock Portfolio  Meeder Asset Management, Inc.      Miller/Howard Investments, Inc.
(Utility Fund)


INVESTMENT SUBADVISER - GROWTH STOCK PORTFOLIO

Sector Capital Management, L.L.C. ("Sector Capital"), the Growth Stock Portfolio's subadviser, furnishes investment advisory services in connection with the management of the Growth Stock Portfolio. Sector Capital has been a registered investment adviser to individuals, pension and profit sharing plans, trusts, charitable organizations, corporations and other institutions since January 1995. As of September 30, 2000, Sector Capital managed approximately $1.2 billion in assets. Sector Capital has its principal offices at 5350 Poplar Avenue, Suite 490, Memphis, Tennessee 38119.

Sector Capital utilizes its "Sector Plus" investment strategy to manage the assets of the Growth Stock Portfolio. Pursuant to this strategy, Sector Capital divides the assets of the Growth Stock Portfolio among ten industry sectors of the S&P 500, each of which is managed by a separate sector adviser. Sector Capital is responsible for overseeing the sector advisers and recommending their hiring, termination and replacement. Meeder and Sector Capital are ultimately responsible for the investment performance of the Growth Stock Portfolio because of Meeder's responsibility to oversee Sector Capital and Sector Capital's responsibility to oversee the sector advisers and recommend their hiring, termination and replacement.

Sector Capital and the Growth Stock Portfolio have entered into a sub-subadvisory agreement with each sector adviser selected for the Portfolio. Sector Capital is responsible for selecting, subject to the review and approval of the Growth Stock Portfolio's Board of Trustees, the sector advisers that have distinguished themselves by able performance in respective areas of expertise in sector management, and to review their continued performance. In addition, Sector Capital is responsible for categorizing publicly traded domestic common stocks into a specific industry sector. Sector Capital may also invest the Growth Stock Portfolio's financial futures contracts and related options.

During the sector adviser selection process, Sector Capital performs initial due diligence on all prospective sector advisers. In evaluating prospective sector advisers, Sector Capital considers, among other factors, each candidate's level of expertise; relative performance and consistency of performance; level of adherence to investment discipline or philosophy; personnel, facilities and financial strength; and quality of service and client communications.

Sector Capital monitors sector adviser performance through quantitative and qualitative analysis, as well as periodic in-person, telephonic and written consultations with sector advisers. Sector Capital has responsibility for communicating performance expectations and evaluations to sector advisers and ultimately recommending to the Board of Trustees of the Growth Stock Portfolio whether sector advisers' contracts should be renewed, modified, or terminated. Sector Capital provides reports to the Growth Stock Portfolio's Board of Trustees regarding the results of its evaluation and monitoring functions.

The Securities and Exchange Commission has granted the Growth Stock Portfolio an exemptive order that permits the Growth Stock Portfolio and Sector Capital to enter into and materially amend sub-subadvisory agreements with sector advisers, without such agreements being approved by the Growth Stock Portfolio's investors or the Core Equity Fund's shareholders. The exemptive order does not apply, however, to sub-subadvisory agreements with affiliated persons of the Growth Stock Portfolio, the Manager or Sector Capital, other than by reason of such affiliated person serving as an existing sector adviser to the Growth Stock Portfolio, which still require shareholder approval. The exemptive order also permits the Growth Stock Portfolio and the Core Equity Fund to disclose, on an aggregate basis rather than individually, the fees paid to sector advisers that are not such affiliated persons. In addition, the exemptive order includes the condition that within 90 days of the hiring of any new sector advisers, the Manager and Sector Capital will furnish shareholders of the fund with an information statement about the new sector adviser and sub-subadvisory agreement. Any changes to the advisory contract between the Growth Stock Portfolio and the manager or the subadvisory agreement among the Growth Stock Portfolio, Manager and Sector Capital will still require shareholder approval. A majority of the shareholders of the Core Equity Fund approved the operation of the Trust in accordance with the exemption.

SECTOR ADVISERS - GROWTH STOCK PORTFOLIO

Subject to the supervision and direction of Sector Capital and, ultimately, the Board of Trustees of the Growth Stock Portfolio, each sector adviser's responsibilities are limited to:

     o managing its portion of the securities held by the Growth Stock Portfolio in accordance with the Portfolio's stated investment goals and strategies,

     o    making investment decisions for the Growth Stock Portfolio, and

     o placing orders to purchase and sell securities on behalf of the Growth Stock Portfolio.

The following sets forth certain information about each of the sector advisers:

     MILLER/HOWARD INVESTMENTS, INC. serves as sector adviser to the utilities and transportation sectors of the Growth Stock Portfolio. Miller/Howard is a registered investment adviser that has been providing investment services to broker-dealers, investment advisers, employee benefit plans, endowment portfolios, foundations and other institutions and individuals since 1984. As of September 30, 2000, Miller/Howard managed approximately $356 million in assets. Lowell G. Miller, President and CIO of Miller/Howard, is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Miller/Howard. Mr. Miller has served as President and portfolio manager of Miller/Howard since 1984. Miller/Howard is also the subadviser to the Utilities Stock Portfolio, a corresponding portfolio to The Flex-funds' Total Return Utilities Fund and the Meeder Advisor Funds' Utility Growth Fund. Miller/Howard's principal executive offices are located at 141 Upper Byrdcliffe Road, Post Office Box 549, Woodstock, New York 12498.

     HALLMARK CAPITAL MANAGEMENT, INC. serves as sector adviser to the capital goods sector of the Growth Stock Portfolio. Hallmark is a registered investment adviser that has been providing investment services to individuals; banks; pension, profit sharing, and other retirement plans; trusts; endowments; foundations; and other charitable organizations since 1986. As of September 30, 2000, Hallmark managed approximately $211 million in assets. Peter S. Hagerman is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Hallmark. Mr. Hagerman has been Chairman of the Board, President, and Chief Executive Officer of Hallmark since 1994 and has been associated with Hallmark since 1986. Hallmark's principal executive offices are located at One Greenbrook Corporate Center, 100 Passaic Avenue, Fairfield, New Jersey 07004.

     BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. serves as sector adviser to the consumer durable and non-durable sectors of the Growth Stock Portfolio. Barrow is a registered investment adviser that has been providing investment services to banks; investment companies; pension and profit sharing plans; charitable organizations and corporations since 1979. As of September 30, 2000, Barrow managed approximately $26.0 billion in assets. Jane Gilday, CFA, is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Barrow. From 1993 to 1998, Ms. Gilday worked as a securities analyst at Hancock Institutional Equity Services and Advest Inc. Ms. Gilday has been associated with Barrow since 1998. Barrow's principal executive offices are located at 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204-2429.

     THE MITCHELL GROUP, INC. serves as sector adviser to the energy sector of the Growth Stock Portfolio. The Mitchell Group is a registered investment adviser that has been providing investment services to individuals, banks, investment companies, pension and profit sharing plans, charitable organizations, corporations and other institutions since 1989. As of September 30, 2000, The Mitchell Group managed approximately $425 million in assets. Rodney Mitchell, who has served as President, Chief Executive Officer, and Chief Financial Officer of The Mitchell Group since 1989, is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to The Mitchell Group. The Mitchell Group's principal executive offices are located at 1100 Louisiana, #4810, Houston, Texas 77002.

     ASHLAND MANAGEMENT INCORPORATED serves as sector adviser to the materials and services sector of the Growth Stock Portfolio. Ashland is a registered investment adviser that has been providing investment services to individuals, pension and profit sharing plans, charitable organizations, corporations and other institutions since 1975. As of September 30, 2000, Ashland managed approximately $2.0 billion in assets. Terence J. McLaughlin, Managing Director of Ashland, and Deborah C. Ohl, a Portfolio Manager, are the portfolio managers primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Ashland. Mr. McLaughlin has been a Portfolio Manager for Ashland since 1986. Ms. Ohl has been employed by Ashland since August 1992 and has served as a Portfolio Manager for Ashland since 1993. Ashland's principal executive offices are located at 26 Broadway, New York, New York 10004.

     DELTA CAPITAL MANAGEMENT INC. serves as sector adviser to the finance sector of the Portfolio. Delta Capital is a registered investment adviser that has been providing investment services to individuals, endowments, corporations and other institutions since 1992. As of September 30, 2000, Delta Capital managed approximately $900 million in assets. Delta Capital is controlled by Francis L. Fraenkel, Chairman of Delta Capital. Jonathan Kay is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Delta Capital. Mr. Kay has been a portfolio manager for Delta Capital since April 1998. From 1993 to March 1998, Mr. Kay was a portfolio manager for Scudder Kemper Investments, Inc., a registered investment adviser. Delta Capital's principal executive offices are located at 745 Fifth Avenue, Suite 816, New York, New York 10151.

     DRESDNER RCM GLOBAL INVESTORS, L.L.C. (formerly RCM Capital Management, L.L.C.) serves as sector adviser to the technology sector of the Growth Stock Portfolio. Dresdner RCM is a registered investment adviser that provides investment services to institutional and individual clients and registered investment companies. Dresdner RCM was established in April 1996 as the successor to the business and operations of RCM Capital Management, a California Limited Partnership that, with its predecessors, has been in operation since 1970. As of September 30, 2000, Dresdner RCM managed approximately $85.2 billion under management and advice. This included approximately $51.2 billion under management and advice in San Francisco and approximately $34.0 billion by affiliates in London, Hong Kong, and San Diego. Walter C. Price and Huachen Chen, each Principals of Dresdner RCM, are the portfolio managers primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Dresdner RCM. Messrs. Price and Chen have managed equity portfolios on behalf of Dresdner RCM since 1985. Dresdner RCM's principal executive offices are located at Four Embarcadero Center, San Francisco, CA 94111.

     ALLIANCE CAPITAL MANAGEMENT L.P. serves as sector adviser to the health sector of the Growth Stock Portfolio. Alliance, a registered investment adviser, is an international investment manager supervising client accounts with assets as of September 30, 2000 totaling approximately $388 billion. Alliance provides investment services primarily to corporate employee benefit funds, public employee retirement systems, investment companies, foundations, and endowment funds. Raphael L. Edelman, Vice President of Alliance, is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Alliance. Mr. Edelman, who has sixteen years of investment experience, joined Alliance's research department in 1986 as an analyst after working two years as a manager in Alliance's mutual fund division. Alliance's principal executive offices are located at 1345 Avenue of the Americas, New York, NY 10105.

INVESTMENT SUBADVISER - UTILITIES STOCK PORTFOLIO

Miller/Howard Investments, Inc. ("Miller/Howard"), the Utilities Stock Portfolio's subadviser, makes investment decisions for the Utilities Stock Portfolio. Meeder continues to have responsibility for all investment advisory services provided to the Utilities Stock Portfolio and supervises Miller/Howard's performance of such services. Miller/Howard is a registered investment adviser that has been providing investment services to broker-dealers, investment advisers, employee benefit plans, endowment portfolios, foundations and other institutions and individuals since 1984. As of September 30, 2000, Miller/Howard managed approximately $356 million in assets. Miller/Howard has its principal offices at 141 Upper Byrdcliffe Road, P. O. Box 549, Woodstock, New York 12498.

PORTFOLIO MANAGERS

The individuals primarily responsible for the management of each of the Portfolios are listed below:

THE GROWTH STOCK PORTFOLIO. William L. Gurner, President of Sector Capital, is primarily responsible for the day-to-day management of the Growth Stock Portfolio through interaction with each of the sector advisers. Mr. Gurner is also primarily responsible for managing the futures contracts and related options of the Portfolio on behalf of the subadviser. Mr. Gurner has managed the Portfolio since December 1996. Mr. Gurner has been President and portfolio manager of Sector Capital since January 1995. From September 1987 through December 1994, Mr. Gurner served as Manager of Pension Funds for Federal Express. Philip A. Voelker, Senior Vice President and Chief Investment Officer of Meeder, is primarily responsible for managing the Portfolio's liquidity reserve and managing the futures contracts and related options of the Portfolio on behalf of Meeder. Mr. Voelker has managed assets on behalf of Meeder since 1975. Please see "Sector Advisers - Growth Stock Portfolio" for more information about each of the Portfolio's sector advisers.

THE UTILITIES STOCK PORTFOLIO. The portfolio manager responsible for the Utilities Stock Portfolio's investments is Lowell G. Miller, a director and the President of Miller/Howard, the subadviser to the Portfolio. Mr. Miller has served as President and portfolio manager of Miller/Howard and its predecessor since 1984 and has managed the Portfolio since its inception in 1995.

MANAGEMENT FEES

During the calendar year ended December 31, 1999, the Portfolios paid management fees totaling the following:

                                            Management Fee as Percentage
         FUND                               OF AVERAGE DAILY NET ASSETS

         Growth Stock Portfolio                       0.96%
         Utilities Stock Portfolio                    1.00%

For more information about management fees, please see "Investment Adviser" and "Investment Subadviser" in the Statement of Additional Information.

DISTRIBUTOR

Morgan Keegan & Company, Inc., Fifty Front Street, Memphis, Tennessee 38103, serves as the distributor of the shares of the funds.

                          HOW IS THE COMPANY ORGANIZED?

     Each fund is an open-end management investment company that is a series of the Morgan Keegan Select Fund, Inc. (the "Company").

     The board of directors of the Company oversees the funds' activities. The board of the Company retains various companies to carry out the funds' operations, including the distributor, funds' accounting agent, transfer agent, auditor and others. The board has the right to terminate the funds' relationship with any of these companies and to retain a different company if the board believes it is in the shareholders' best interests.

     The Company does not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving a management contract or approving a 12b-1 plan (12b-1 fees are explained in "Distribution Fees").

PORTFOLIO TRADES

     In placing portfolio trades, each Portfolio's advisers may use brokerage firms that market the Portfolio's corresponding fund's shares, but only when the advisers believe no other firm offers a better combination of quality execution (i.e., timeliness and completeness) and favorable price. As long as the advisers believe a brokerage firm can provide this combination, they may consider research and related services when choosing a brokerage firm. Brokerage firms may use a portion of the commissions paid by a Portfolio to reduce it, or its corresponding fund's, expenses.

DIVERSIFICATION

     Both funds and both Portfolios are diversified, which means each fund may not, with respect to at least 75% of its assets, invest more than 5% of its assets in the securities of one issuer.

           HOW DOES TAXATION AFFECT THE FUNDS AND THEIR SHAREHOLDERS?

HOW DO THE PORTFOLIOS EARN INCOME AND GAINS?

     The Portfolios may earn dividends and interest (the Portfolios' "income") on their investments. When a Portfolio sells a security for a price that is higher than it paid, it has a gain. When a Portfolio sells a security for a price that is lower than it paid, it has a loss. If a Portfolio has held the security for more than one year, the gain or loss will be a long-term capital gain or loss. If a Portfolio has held the security for one year or less, the gain or loss will be a short-term capital gain or loss.

TAXATION OF THE PORTFOLIOS' INVESTMENTS

     The Portfolios invest your money in the securities that are described in the sections "Principal Investment Strategies" and "How Does the Fund Pursue Its Investment Goal?" Special tax rules may apply in determining the income and gains that a Portfolio earns on its investments. These rules may, in turn, affect the amount of distributions that the funds pay to you. These special tax rules are discussed in the SAI.

     TAXATION OF A FUND. Regulated investment companies, like the Portfolios and the funds, generally pay no federal income tax on the income and gains that they distribute to their shareholders.

     FOREIGN TAXES. Foreign governments may impose taxes on the income and gains from a Portfolio's investments in foreign securities. These taxes will reduce the amount of the funds' distributions to you.

TAXATION OF SHAREHOLDERS

WHAT IS A DISTRIBUTION?

     As a shareholder, you will receive your share of the funds' income and gains on their corresponding Portfolios' investments in stocks and other securities. The funds' income and short-term capital gains are paid to you as ordinary dividends. The funds' long-term capital gains are paid to you as capital gain distributions. If the fund pays you an amount in excess of its income and gains, this excess will generally be treated as a non-taxable return of capital. These amounts, taken together, are what we call the funds' distributions to you. In general, any dividends and net short-term capital gain distributions you receive from the funds are taxable as ordinary income. Distributions of other capital gains generally are taxable as long-term capital gains. Each of the funds pay dividends from its net investment income on a quarterly basis. Each of the funds distribute capital gains, if any, annually.

     DIVIDEND REINVESTMENTS. Most investors have their dividends reinvested in additional shares of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend payable date. Alternatively, you can choose to have a check for your dividends mailed to you or your Morgan Keegan brokerage account. However, if the check is not deliverable, your dividends will be reinvested.

     DISTRIBUTIONS. Distributions from a fund, whether you receive them in cash or in additional shares, are generally subject to income tax. A fund will send you a statement in January of the current year that reflects the amount of ordinary dividends, capital gain distributions and non-taxable distributions you received from the funds in the prior year. This statement will include distributions declared in December and paid to you in January of the current year, but which are taxable as if paid on December 31 of the prior year. The IRS requires you to report these amounts on your income tax return for the prior year.

     DISTRIBUTIONS TO RETIREMENT PLANS. Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you. Special rules apply to payouts from Roth and Education IRAs.

     DIVIDENDS-RECEIVED DEDUCTION. Corporate investors may be entitled to a dividends-received deduction on a portion of the ordinary dividends they receive from the funds.

     BUYING A DIVIDEND. Purchasing fund shares in a taxable account shortly before a distribution is known as "buying a dividend." In taxable accounts, you must pay income taxes on the distribution whether you take the distribution in cash or reinvest it. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares. The risk in buying a dividend is that the Portfolios may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. We distribute those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

REDEMPTIONS AND EXCHANGES

WHAT IS A REDEMPTION?

     A redemption is a sale by you to a fund of some or all of your shares in the fund. The price per share you receive when you redeem fund shares may be more or less than the price at which you purchased those shares. An exchange of shares in a fund for shares of another Morgan Keegan fund is treated as a redemption of fund shares and then a purchase of shares of the other Morgan Keegan fund. When you redeem or exchange your shares, you will generally have a gain or loss, depending upon whether the amount you receive for your shares is more or less than your cost or other basis in the shares.

     If you redeem your shares or if you exchange your shares in a fund for shares in another Morgan Keegan Select Fund, you will generally have a gain or loss that the IRS requires you to report on your income tax return. All or a portion of any loss on the redemption or exchange of your shares will be disallowed by the IRS if you purchase other shares in the fund within 30 days before or after your redemption or exchange.

BACKUP WITHHOLDING

     By law, the funds must withhold 31% of your distributions and redemption proceeds if you have not provided complete, correct taxpayer information and 31% of your distributions if you are otherwise subject to backup withholding.

                              FINANCIAL HIGHLIGHTS

     The funds have no prior operations and therefore, no historic financial highlights.

                               SHAREHOLDER MANUAL

                                  YOUR ACCOUNT

BUYING SHARES. If you are buying shares through a Morgan Keegan & Company, Inc. ("Morgan Keegan") investment broker, he or she can assist you with all phases of your investment.

MINIMUM INITIAL INVESTMENT FOR CLASS A AND CLASS C SHARES:

o        $500
o        $250 for Individual Retirement Accounts

MINIMUM ADDITIONAL INVESTMENTS:

o        $250 for any account

If you are investing through a large retirement plan or other special program, follow the instructions in your program materials.

To buy shares without the help of a Morgan Keegan investment broker, please use the instructions on these pages.

                             CHOOSING A SHARE CLASS

Each fund offers three share classes. Each class has its own expense structure.

Your investment plans will determine which class is most suitable for you. For example, if you are investing a substantial amount OR if you plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing for less than five years, you may want to consider Class C shares.

Class I shares are available only to a limited group of investors. If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through brokers, you may be eligible to purchase Class I shares.

Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully. Your Morgan Keegan investment broker can help you choose the share class that makes the most sense for you.

                                CLASS COMPARISON

CLASS A -- FRONT LOAD

o Initial sales charge of 3.00% (as a percentage of offering price which includes the sales load); see schedule below.

o Lower sales charges for larger investments of $50,000 or more; no sales charge for purchases of $1 million or more.

o Lower annual expenses than Class C shares due to lower distribution (12b-1) fee of 0.25%.

o "Letter of intent" allows you to count all investments in this or other Morgan Keegan Funds over the next 13 months as if you were making them all at once, for purposes of calculating sales charges.

--------------------------------------------------------------------------------
                         Morgan Keegan Core Equity Fund
                                       and
                           Morgan Keegan Utility Fund
--------------------------------------------------------------------------------
                              Class A Sales Charge
--------------------------------------------------------------------------------
                                                          As a % of net
YOUR INVESTMENT       AS A % OF OFFERING PRICE            AMOUNT INVESTED
--------------------------------------------------------------------------------
up to $49,999              3.00%                           3.09%
$50,000 to $99,999         2.40%                           2.46%
$100,000 to $249,999       1.80%                           1.88%
$250,000 to $499,999       1.20%                           1.21%
$500,000 to $999,999       1.00%                           1.01%
$1 million and over        0.00%                           0.00%
--------------------------------------------------------------------------------

CLASS C -- LEVEL LOAD

o Deferred sales charge of 1% of the lesser of the purchase price of the shares or their net asset value at the time of redemption, payable by you if you sell shares within one year of purchase. In the event of a partial redemption, the deferred sales charge will be applied to the oldest shares held first.

o    Annual distribution (12b-1) fee of 0.75%.

CLASS I -- NO LOAD

o    No sales charges of any kind.

o No distribution (12b-1) fees; annual expenses are lower than other share classes.

o Available only to certain retirement accounts, advisory accounts of the investment manager and broker special programs, including broker programs with record-keeping and other services; these programs usually involve special conditions and separate fees (contact your Morgan Keegan investment broker for information).

                           POLICIES FOR BUYING SHARES

Once you have chosen a share class, complete the enclosed application. You can avoid future inconvenience by signing up now for any services you might later use.

TIMING OF REQUESTS. All requests received by the close of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. eastern time) will be executed the same day, at that day's closing share price. Orders received after the closing of the NYSE will be executed the following day, at that day's closing share price. To purchase shares at the next computed net asset value an investor must submit an order to Morgan Keegan by completing the enclosed purchase application and sending it along with a check to Morgan Keegan at the address listed in the application or through a pre-authorized check or transfer plan offered by other financial institutions.

PURCHASES BY CHECK. Complete the enclosed purchase application. Forward your application, with all appropriate sections completed, along with a check for your initial investment payable to your Morgan Keegan investment broker or Morgan Keegan at 50 North Front Street, Memphis, TN 38103.

Call your Morgan Keegan investment broker or Morgan Keegan at 800-366-7426 or visit our Web site at WWW.MORGANKEEGAN.COM.

                              TO ADD TO AN ACCOUNT

BY PHONE.    Contact Morgan Keegan at 800-366-7426.

BY CHECK. Fill out the investment stub from an account statement, or indicate the fund name and share class on your check. Make checks payable to "Morgan Keegan." Mail the check and stub to Morgan Keegan at 50 North Front Street, Memphis, TN 38103.

SYSTEMATIC INVESTMENT. Call Morgan Keegan to verify that systematic investment is in place on your account, or to request a form to add it. Investments are automatic once this is in place. Call your Morgan Keegan investment broker or Morgan Keegan at 800-366-7426 or visit our Web site at WWW.MORGANKEEGAN.COM.

                   BUYING SHARES THROUGH AN INVESTMENT BROKER

BY MAIL. Send a completed purchase application to Morgan Keegan at the address at the bottom of this page. Specify the fund, the share class, the account number and the dollar value or number, if any, of shares. Be sure to include any necessary signatures and any additional documents.

BY TELEPHONE. As long as the transaction does not require a written request, you or your investment broker can buy shares by calling Morgan Keegan at 800-366-7426. A confirmation will be mailed to you promptly. Purchase requests, where the investor making the request does not currently have an account with Morgan Keegan, must be made by written application and be accompanied by a check to Morgan Keegan.

BY EXCHANGE. Read the prospectus for the fund into which you are exchanging. Call Morgan Keegan at 800-366-7426 or visit our Web site at www.morgankeegan.com. All exchanges will be made by telephone.

BY SYSTEMATIC INVESTMENT.    See plan information on page __.

MORGAN KEEGAN & CO., INC.
50 North Front Street, Memphis, TN 38103
Call toll-free:  1-800-366-7426
(8:30 a.m. - 4:30 p.m., business days, central time)

INTERNET

WWW.MORGANKEEGAN.COM

                                 SELLING SHARES

POLICIES FOR SELLING SHARES

CIRCUMSTANCES THAT REQUIRE WRITTEN REQUESTS. Please submit instructions in writing when any of the following apply:

o    You are selling more than $100,000 worth of shares

o    The name or address on the account has changed within the last 30 days

o You want the proceeds to go to a name or address not on the account registration

o You are transferring shares to an account with a different registration or share class

o You are selling shares held in a corporate or fiduciary account; for these accounts additional documents are required:

     CORPORATE ACCOUNTS: certified copy of a corporate resolution
     FIDUCIARY ACCOUNTS: copy of power of attorney or other governing document

To protect your account against fraud, all written requests must bear signature guarantees. You may obtain a signature guarantee at most banks and securities dealers. A notary public cannot provide a signature guarantee.

TIMING OF REQUESTS. All requests received by Morgan Keegan before the close of the NYSE (normally 4:00 p.m. eastern time) will be executed the same day, at that day's closing price. Requests received after the close of the NYSE will be executed the following day, at that day's closing share price.

SELLING RECENTLY PURCHASED SHARES. If you sell shares before the payment for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase date. Any delay would occur only when it cannot be determined that payment has cleared.

                       TO SELL SOME OR ALL OF YOUR SHARES

THROUGH AN INVESTMENT BROKER

BY MAIL. Send a letter of instruction, an endorsed stock power or share certificates (if you hold certificate shares) to Morgan Keegan at the address at the bottom of this page. Specify the share class, the account number and the dollar value or number of shares. Be sure to include any necessary signatures and any additional documents.

BY TELEPHONE. As long as the transaction does not require a written request (see facing page), you or your financial professional can sell shares by calling Morgan Keegan at 800-366-7426. A check will be mailed to you on the following business day.

BY EXCHANGE. Read the prospectus for the fund into which you are exchanging. Call Morgan Keegan at 800-366-7426 or visit our Web site at www.morgankeegan.com. All exchanges may be made by telephone and mail.

BY SYSTEMATIC WITHDRAWAL.   See plan information on page 14.

MORGAN KEEGAN & CO., INC.

50 North Front Street
Memphis, TN 38103

Call toll-free:  1-800-366-7426
(8:30 a.m.  -  4:30 p.m., business days, central time)

INTERNET
WWW.MORGANKEEGAN.COM

                                ACCOUNT POLICIES

BUSINESS HOURS. The fund is open the same days as the NYSE (generally Monday through Friday). Representatives of the fund are available normally from 8:30 a.m. to 4:30 p.m. central time on these days.

CALCULATING SHARE PRICE. The offering price of a share is its net asset value plus a sales charge, if applicable. The Fund calculates net asset value (NAV) every business day at the close of regular trading on the NYSE (usually 4:00 p.m. eastern time) by subtracting the liabilities attributable to shares from the total assets attributable to such shares and dividing the result by the number of shares outstanding. Please refer to the Statement of Additional Information for a listing of days when the NYSE is closed.

The securities of the Portfolios are generally valued on the basis of market quotations or, where market quotations are not readily available, on the basis of fair value as determined by the adviser under procedures adopted by the Portfolios' Board of Trustees.

TELEPHONE REQUESTS. When you open an account you automatically receive telephone privileges, allowing you to place requests on your account by telephone. Your investment broker can also use these privileges to request exchanges on your account, and with your written permission, redemptions.

As long as Morgan Keegan takes certain measures to authenticate telephone requests on your account, you may be held responsible for unauthorized requests. Unauthorized telephone requests are rare, but if you want to protect yourself completely, you can decline the telephone privilege on your application. The fund may suspend or eliminate the telephone privilege at any time. The fund will provide 7 days' prior written notice before suspending or eliminating telephone privileges.

EXCHANGE PRIVILEGES. There is no fee to exchange Class A shares of the Fund for Class A shares of any other Morgan Keegan fund. Your new fund shares will be the same class as your current shares. Any contingent deferred sales charges will continue to be calculated from the date of your initial investment.

Frequent exchanges can interfere with fund management and drive up costs for all shareholders. Because of this, the fund currently limits each account, or group of accounts under common ownership or control, to six exchanges per calendar year. The fund may change or eliminate the exchange privilege at any time, may limit or cancel any shareholder's exchange privilege and may refuse to accept any exchange request. The fund will provide 60 days' prior written notice before materially amending, suspending or eliminating exchange privileges.

ACCOUNTS WITH LOW BALANCES. If the value of your account falls below $500, due to exchanges and redemption, Morgan Keegan may mail you a notice asking you to bring the account back up to $500 or close it out. If you do not take action within 60 days, Morgan Keegan may sell your shares and mail the proceeds to you at the address of record.

REINSTATING RECENTLY SOLD SHARES. For 120 days after you sell Class A shares, you have the right to "reinstate" your investment by putting some or all of the proceeds into Class A Shares of the fund, or any other Morgan Keegan fund, at net asset value, without payment of a sales charge.

                               ADDITIONAL POLICIES

Please note that the fund maintains additional policies and reserves certain rights, including:

Class A shares may be acquired without a sales charge if the purchase is made through a Morgan Keegan investment broker who formerly was employed as a broker with another firm registered as a broker-dealer with the Securities and Exchange Commission, if the following conditions are met: (1) the purchaser was a client of the investment executive at the other firm for which the investment executive previously served as a broker; (2) within 90 days of the purchase of the fund's shares, the purchaser redeemed shares of one or more mutual funds for which that other firm or its affiliates served as principal underwriter, provided that either the purchaser had paid a sales charge in connection with investment in such funds or a contingent deferred sales charge upon redeeming shares in such funds; and (3) the aggregate amount of the fund's shares purchased pursuant to this sales charge waiver does not exceed the amount of the purchaser's redemption proceeds from the shares of the mutual fund(s) for which the other firm or its affiliates served as principal underwriter. In addition, Class A shares may be acquired without a sales charge if a purchase is made with the proceeds of a redemption of other mutual fund shares, provided that the purchaser paid a sales charge in connection with purchasing or redeeming these shares and further provided that the purchase of the Class A shares of the fund is made within 30 days of a redemption.

The fund may vary its initial or additional investment levels in the case of exchanges, reinvestments, periodic investment plans, retirement and employee benefit plans, sponsored arrangements and other similar programs.

At any time, the fund may change or discontinue any sales charge waivers and any of its order acceptance practices, and may suspend the sale of its shares.

To permit investors to obtain the current price, dealers are responsible for transmitting all orders to Morgan Keegan promptly.

Dealers may impose a transaction fee on the purchase or sale of shares by shareholders.

                                INVESTOR SERVICES

SYSTEMATIC INVESTMENT PROGRAM (SIP). Use SIP to set up regular automatic investments in the fund from your bank account. You determine the frequency and the amount of your investments, and you can skip an investment with three days' notice. Not available with Class I shares.

SYSTEMATIC WITHDRAWAL PLAN. This plan is designated for retirees and other investors who want regular withdrawals from a fund account. Certain terms and minimums apply.

DIVIDEND ALLOCATION PLAN. This plan automatically invests your distributions from the fund into another fund of your choice, without any fees or sales charges.

AUTOMATIC BANK CONNECTION. This plan lets you route any distributions or Systematic Withdrawal Plan payments directly to your bank account.

AUTOMATED INVESTMENTS OR WITHDRAWALS. Set up regular investments or withdrawals to suit your needs and let Morgan Keegan do the work for you.

MOVE MONEY BY PHONE. Designate this on your application and you can move money between your bank account and your Morgan Keegan account with a phone call.

DIVIDEND REINVESTMENT. Have your dividends automatically reinvested at no sales charge.

EXCHANGES. It's easy to move money from the fund to any other Morgan Keegan fund, with no exchange fees. (Exchange privilege may be changed or discontinued at any time.) Call 800-366-7426 or visit our Web site at WWW.MORGANKEEGAN.COM.

OPENING a regular investment or a tax-deferred retirement account at Morgan Keegan is easy. Your investment broker can help you determine if this fund is right for you. He or she is trained to understand investments and can help speed the application process.

TAKE ADVANTAGE of everything your investment broker and Morgan Keegan have to offer. The services described on this page can make investing easy for you. And your investment broker can be a valuable source of guidance and additional services, for planning your investments and for keeping them on track with your goals.

Morgan Keegan also offers a full range of prototype retirement plans for individuals, sole proprietors, partnerships, corporations and employees. Call 800-366-7426 for information on retirement plans or any of the services described above.

                                 MORE ABOUT RISK

     A fund's risk profile is largely defined by the fund's principal securities and investment practices. You may find the most concise description of each fund's and corresponding Portfolios' risk profile in the fund-by-fund information.

     The Portfolios are permitted to use - within limits established by the trustees - certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that a fund uses these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief descriptions of these securities and investment practices, along with the risks associated with them. The Portfolios follow certain policies that may reduce these risks.

     As with any mutual fund, there is no guarantee that the Core Equity Fund or the Utility Fund or their corresponding Portfolios will earn income or show a positive total return over any period of time - days, months or years.

INVESTMENT PRACTICES, SECURITIES AND RELATED RISKS

     This table shows each Portfolio's or fund's investment limitations as a percentage of the Portfolio's or fund's assets, if a percentage applies. In each case the principal types of risk are listed (see following pages for definitions). Numbers in this table show allowable usage only; for actual usage, consult the Portfolios and funds' annual/semiannual reports.

     NL -- No policy limitation on usage; Portfolio or fund may be using currently
      P -- Permitted, but has not typically been used
     NP -- Not permitted

                                    GROWTH STOCK   UTILITIES
                                    PORTFOLIO      STOCK
                                    (CORE EQUITY   PORTFOLIO
                                    FUND)          (UTILITY

                                                   FUND)

SMALL AND MID-SIZED COMPANY         NL             P
SECURITIES.  Market, liquidity
and information risks.

FOREIGN SECURITIES.  Market,        NP             25%
currency, transaction, liquidity,
information and political risks.

SECTOR FOCUS.  Market and           NP             NL
liquidity risks.

CONVERTIBLE SECURITIES.  Market,    P              P
interest rate, prepayment and
credit risks.

INVESTMENT GRADE BONDS.  Interest   P              P
rate, prepayment, market and
credit risks.

COMPANIES WITH LIMITED OPERATING    P              P
HISTORIES.  Market, liquidity and
information risks.

ILLIQUID AND RESTRICTED             10%            10%
SECURITIES.  Market, liquidity
and transaction risks.

DEFENSIVE MEASURES.  Opportunity    20%            100%
risk.

REPURCHASE AGREEMENTS.  Credit      20%            100%
risk.

BORROWING; REVERSE REPURCHASE       5%             33-1/3%
AGREEMENTS.  Leverage and credit
risks.

HEDGING STRATEGIES; FINANCIAL       100%           100%
FUTURES AND OPTIONS; SECURITIES
AND INDEX OPTIONS.  Hedging,
correlation, opportunity,
leverage, interest rate, market,
and liquidity risks.

CURRENCY CONTRACTS.  Currency       NP             P
leverage, credit, correlation,
liquidity and opportunity risks.

SECURITIES LENDING.  Credit risk.   NP             30%

SHORT-TERM TRADING.  Market risk.   NL             NL

WHEN-ISSUED SECURITIES AND          NP             P
FORWARD COMMITMENTS.  Market,
opportunity and leverage risks.

                          RISK AND INVESTMENT GLOSSARY

     BORROWING AND REVERSE REPURCHASE AGREEMENTS refer to a loan of money from a bank or other financial institution undertaken by a PORTFOLIO or fund.

     COMMON STOCK is a share of ownership (equity) interest in a company.

     COMPANIES WITH LIMITED OPERATING HISTORIES are securities issued by companies that have been in continuous operation for less than three years. Sometimes called "unseasoned" issuers.

     CONVERTIBLE SECURITIES are debt or equity securities which may be converted on specified terms into stock of the issuer.

     CORRELATION RISK occurs when a Portfolio "hedges" - uses one investment to offset the Portfolio's position in another. If the two investments do not behave in relation to one another the way the portfolio managers expect them to, then unexpected results may occur.

     CREDIT RISK means that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

     CURRENCY CONTRACTS involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.

     CURRENCY RISK happens when a Portfolio buys or sells a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency value can cause investment losses when a Portfolio's investments are converted to U.S. dollars.

     DEFENSIVE MEASURES may be taken when a Portfolio's adviser believes they are warranted due to market conditions. When this happens, the Portfolio may increase its investment in government securities and other short-term securities without regard to the Portfolio's investment restrictions, policies or normal investment emphasis. As a result, the Portfolio could be unable to achieve its investment objective.

     DIVERSIFICATION means a diversified fund may not, with respect to at least 75% of its assets, invest more than 5% of its assets in the securities of one company. A non-diversified fund may be more volatile than a diversified fund because it invests more of its assets in a smaller number of companies and the gains or losses on a single stock will therefore have a greater impact on the fund's share price. Both of the funds are diversified funds.

     FINANCIAL FUTURES are exchange-traded contracts on securities, securities indexes or foreign currencies that obligate the holder to take or make future delivery of a specified quantity of those underlying securities or currencies on a predetermined future date.

     FOREIGN SECURITIES are issued by companies located outside of the United States. A Portfolio considers a company to be located outside the United States if the principal securities trading market for its equity securities is located outside the U.S. or it is organized under the laws of, and has its principal office in, a country other than the U.S. The risks of investing in foreign countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks.

         DEVELOPING COUNTRIES: Investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business and social frameworks to support securities markets. Foreign securities markets, including emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S.

     FORWARD FOREIGN CURRENCY CONTRACTS are privately negotiated contracts committing the holder to purchase or sell a specified quantity of a foreign currency on a predetermined future date.

     HEDGING RISK comes into play when a Portfolio uses a security whose value is based on an underlying security or index to "offset" the Portfolio or fund's position in another security or currency. The objective of hedging is to offset potential losses in one security with gains in the hedge. But a hedge can eliminate or reduce gains as well as offset losses. (Also see "Correlation Risk.")

     ILLIQUID AND RESTRICTED SECURITIES are securities which, by rules of their issue or by their nature, cannot be sold readily. These include illiquid Rule 144A securities.

     INFORMATION RISK means that information about a security or issuer may not be available, complete, accurate or comparable.

     INTEREST RATE RISK is the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities are subject to greater interest rate risk.

     INVESTMENT GRADE BONDS are rated BBB (Standard & Poor's) or Baa (Moody's) or above. Bonds rated below investment grade are subject to greater credit risk than investment grade bonds.

     LEVERAGE RISK occurs in some securities or techniques that tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the account that was invested in the contract.

     LIQUIDITY RISK occurs when investments cannot be sold readily. A Portfolio may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

     MARKET CAPITALIZATION is the total current market value of a company's outstanding common stock.

     MARKET RISK exists in all mutual funds and means the risk that the prices of securities in a market, a sector, or an industry will fluctuate, and that such movements might reduce an investment's value.

     OPPORTUNITY RISK means missing out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments or strategies.

     OPTIONS are contracts giving the holder the right but not the obligation to purchase or sell a security on or before a predetermined future date for a fixed price. Options on securities indexes are similar, but settle in cash.

     POLITICAL RISK comes into play with investments, particularly foreign investments, which may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

     PREPAYMENT RISK is the risk that, as interest rates fall, borrowers are more likely to refinance their debts. As a result, the principal on certain fixed income securities may be paid earlier than expected, which could cause investment losses and cause prepaid amounts to have to be reinvested at a relatively lower interest rate.

     REPURCHASE AGREEMENTS means the purchase of a security that must later be sold back to the issuer at the same price plus interest.

     SECTOR FOCUS occurs when a significant portion of a Portfolio's assets is invested in a relatively small number of related industries. Only the Utility Fund will concentrate more than 25% of its total assets in any one industry.

     SECURITIES LENDING means the lending of securities to financial institutions, which provide cash or government securities as collateral.

     SHORT-TERM TRADING means selling a security soon after purchase. A portfolio engaging in short-term trading will have higher turnover and transaction expenses. Short-term trading may also result in short-term capital gains. Upon the distribution to you of any net short-term capital gains from a fund, you will be taxed at ordinary tax rates. Because the adviser or subadviser may take defensive measures with regard to 100% of the assets in the corresponding Portfolios of the funds, the risks and expenses of short-term trading may be high in these Portfolios.

     SMALL AND MID-SIZED COMPANY SECURITIES are securities issued by small or mid-sized companies, as measured by their market capitalization. Small companies are those with a market capitalization ranging from $250 million to $1 billion. Mid-sized companies are those with a market capitalization ranging from $1 billion to $5 billion. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short-term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. In general, the smaller the company, the greater its risks.

     TRANSACTION RISK means that a portfolio may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

     WHEN ISSUED SECURITIES AND FORWARD COMMITMENTS involve the purchase and sale of securities for delivery at a future date, market value may change before delivery.

FOR MORE INFORMATION:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

     The SAI provides more detailed information about the funds. The SAI has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus (is legally a part of this Prospectus).

ANNUAL AND SEMIANNUAL REPORTS

     These reports include portfolio holdings, financial statements, performance information, the auditor's report (in the case of the annual report), and a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

     Information about the funds (including the SAIs) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

     To request a free copy of the current annual/semi-annual report or SAI, request other information about the funds, or make shareholder inquiries, please write, call or E-mail us at:

                          Morgan Keegan & Company, Inc.
                          Morgan Keegan Tower
                          Fifty Front Street
                          Memphis, Tennessee  38103
                          (901) 524-4100
                          (800) 366-7426
                          Internet:  WWW.MORGANKEEGAN.COM
                                     --------------------




                                                         SEC File No.: 811-09079

                       THE MORGAN KEEGAN CORE EQUITY FUND
                 A SERIES OF THE MORGAN KEEGAN SELECT FUND, INC.
                       STATEMENT OF ADDITIONAL INFORMATION
                             ________________, 2000

     The Morgan Keegan Core Equity Fund is a series of the Morgan Keegan Select Fund, Inc. (the "Company"), a diversified open-end management investment company incorporated in Maryland on October 27, 1998. The fund invests in a diversified portfolio of domestic common stocks with greater than average growth characteristics selected primarily from the Standard and Poor's 500 Composite Stock Price Index.

     This Statement of Additional Information is not a prospectus but should be read in conjunction with the fund's Prospectus, dated ______________, 2000, which has been filed with the Securities and Exchange Commission. A copy of the current Prospectus is available without charge from Morgan Keegan & Company, Inc., the fund's distributor, by calling (800) 366-7426. Please retain this document for future reference. Capitalized terms used and not otherwise defined herein have the same meanings as defined in the Prospectus.

                             TABLE OF CONTENTS                             PAGE

         Additional Information About Investment Policies and Limitations    2
         Additional Tax Information                                         12
         Additional Purchase and Redemption Information                     13
         Valuation of Shares                                                15
         Purchase of Shares                                                 15
         Performance Information                                            16
         Tax-Deferred Retirement Plans                                      18
         The Company's Officers and Directors                               19
         The Portfolio's Officers and Trustees                              21
         The Fund's Investment Adviser                                      24
         The Portfolio's Investment Adviser                                 25
         The Portfolio's Investment Subadviser                              28
         The Portfolio's Investment Sub-subadvisers                         29
         Portfolio Transactions and Brokerage                               33
         Valuation of Portfolio Securities                                  35
         The Fund's Distributor                                             36
         Description of the Fund's Shares                                   38
         The Fund's Custodian, Transfer Agent, Dividend Disbursing Agent
              and Portfolio Accounting Service Agent                        41
         The Fund's Legal Counsel                                           41
         The Fund's Certified Public Accountants                            42
         Financial Statements                                               42

         INVESTMENT ADVISER                  TRANSFER AGENT & DISTRIBUTOR
         ------------------                  ----------------------------
         Meeder Asset Management, Inc.       Morgan Keegan & Company, Inc.

         INVESTMENT SUBADVISER               PORTFOLIO ACCOUNTING SERVICE AGENT
         ---------------------               AND ADMINISTRATOR
         Sector Capital Management, L.L.C.   -----------------------------------
                                             Mutual Funds Service Co.

                          ADDITIONAL INFORMATION ABOUT
                       INVESTMENT POLICIES AND LIMITATIONS

     The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

     The fund's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the fund. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed by the Board of Directors without shareholder approval. THE FOLLOWING ARE THE PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY; PROVIDED THAT NOTHING IN THE FOLLOWING INVESTMENT RESTRICTIONS WILL PREVENT THE FUND FROM INVESTING ALL OR PART OF THE FUND'S ASSETS IN AN OPEN-END MANAGEMENT INVESTMENT COMPANY WITH THE SAME INVESTMENT OBJECTIVE AS THE FUND. THE FUND OR THE PORTFOLIO MAY NOT:

     (1) with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or (b) the Fund would hold more than 10% of the voting securities of such issuer;

     (2) issue senior securities, except as permitted under the Investment Company Act of 1940;

     (3) borrow money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 5% of its total assets including the amount borrowed less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 5% limitation;

     (4) underwrite securities issued by others (except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

     (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); or

     (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

     (i) The Portfolio does not currently intend to engage in short sales, but may engage in short sales "against the box" to the extent that the Portfolio contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (ii) The Portfolio does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     (iii) The Portfolio may borrow money only from a bank. The Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     (iv) The Portfolio does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements with remaining maturities in excess of seven days or securities without readily available market quotes.

     (v) The Portfolio does not currently intend to invest in securities of real estate investment trusts that are not readily marketable, or to invest in securities of real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System.

     (vi) The Portfolio does not currently intend to purchase securities of other investment companies. This limitation does not apply to securities received as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

     (vii) The Portfolio does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

     (viii) The Portfolio does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Portfolio's net assets. Included in that amount, but not to exceed 2% of the Portfolio's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities are not subject to these restrictions.

     (ix) The Portfolio does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

     (x) The Portfolio does not currently intend to purchase the securities of any issuer if those officers and Trustees of the Trust and those officers and directors of the Manager, the Subadviser, or the Sector Advisers who individually own more than 1/2 of 1% of the securities of such issuer, together own more than 5% of such issuer's securities.

     For the Portfolio's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions." For the Portfolio's limitations on short sales, see the section entitled "Short Sales."

MONEY MARKET INSTRUMENTS When investing in money market instruments, the Portfolio will limit its purchases, denominated in U.S. dollars, to the following securities.

     U.S. Government Securities and Securities of its Agencies and Instrumentalities - obligations issued or guaranteed as to principal or interest by the United States or its agencies (such as the Export Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds.

     Bank Obligations and Instruments Secured Thereby - obligations (including certificates of deposit, time deposits and bankers' acceptances) of domestic banks having total assets of $1,000,000,000 or more, instruments secured by such obligations and obligations of foreign branches of such banks, if the domestic parent bank is unconditionally liable to make payment on the instrument if the foreign branch fails to make payment for any reason. The Portfolio may also invest in obligations (including certificates of deposit and bankers' acceptances) of domestic branches of foreign banks having assets of $1,000,000,000 or more, if the domestic branch is subject to the same regulation as United States banks. The Portfolio will not invest at time of purchase more than 25% of its assets in obligations of banks, nor will the Portfolio invest more than 10% of its assets in time deposits.

     High Quality Commercial Paper - The Portfolio may invest in commercial paper rated no lower than "A-2" by Standard & Poor's Corporation or "Prime-2" by Moody's Investors Services, Inc., or, if not rated, issued by a company having an outstanding debt issue rated at least A by Standard & Poor's or Moody's.

     Private Placement Commercial Paper - Private placement commercial paper consists of unregistered securities which are traded in public markets to qualified institutional investors, such as the Portfolio. The Portfolio's risk is that the universe of potential buyers for the securities, should the Portfolio desire to liquidate a position, is limited to qualified dealers and institutions, and therefore such securities could have the effect of being illiquid.

     High Grade Corporate Obligations - obligations rated at least A by Standard & Poor's or Moody's. See rating information below.

     Repurchase Agreements - See "Repurchase Agreements" below.

     The Manager exercises due care in the selection of money market instruments. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of the Portfolio's securities might have to be liquidated prior to maturity at a price less than original amortized cost or value, face amount or maturity value to meet larger than expected redemptions. Any of these risks, if encountered, could cause a reduction in net income or in the net asset value of the Portfolio.

RATINGS

1. Moody's Investors Services, Inc.'s ("Moody's") Corporate Bond Rating:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins or protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length or time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

2. Standard and Poor's Corporation's ("S&P") Corporate Bond Rating:

     AAA - Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise they move with interest rates, and hence provide the maximum safety on all counts.

     AA - Bonds rated AA also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

     A - Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from the adverse effect of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but, to some extent, also economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

3. Commercial Paper Ratings:

     Commercial paper rated A-1 by S&P has the following characteristics:
Liquidity ratios are adequate to meet cash requirements. Long term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is A-1, A-2, or A-3.

     The rating P-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

4. Description of Permitted Money Market Investments:

     Commercial Paper - refers to promissory notes issued by corporations in order to finance their short term credit needs.

     U.S. Government Obligations - are bills, certificates of indebtedness notes and bonds issued by the U.S. Treasury and agencies, authorities and instrumentalities of the U.S. Government established under the authority of an act of Congress. Some obligations of U.S. Government agencies, authorities and instrumentalities are supported by the full faith and credit of the U.S. Treasury, as for example, the Government National Mortgage Association; others by the right of the issuer to borrow from the Treasury, as in the case of Federal Farm Credit Banks and Federal National Mortgage Association; and others only by the credit of the agency, authority or instrumentality; as for example, Federal Home Loan Mortgage and Federal Home Loan Bank.

     Repurchase Agreements - See "Repurchase Agreements" below.

     Certificates of Deposit - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified or variable rate of return and are normally negotiable.

     Banker's Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

     Corporate Obligations - include bonds and notes issued by corporations in order to finance longer term credit needs.

     ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Manager, Subadviser and/or Sector Advisers determine the liquidity of the Portfolio's investments and, through reports from the Manager, Subadviser and/or Sector Advisers, the Board monitors investments in illiquid instruments. In determining the liquidity of the Portfolio's investments, the Manager, Subadviser and Sector Advisers may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Portfolio's rights and obligations relating to the investment). Investments currently considered by the Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also, the Manager, Subadviser and/or Sector Advisers may determine some restricted securities to be illiquid. However, with respect to over-the-counter options the Portfolio writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Portfolio may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Board of Trustees. If through a change in values, net assets, or other circumstances, the Portfolio were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

     RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     REPURCHASE AGREEMENTS. In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Portfolio may engage in repurchase agreements with respect to any security in which it is authorized to invest.

     While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio in connection with bankruptcy proceedings), it is the Portfolio's current policy to limit repurchase agreement transactions to parties whose creditworthiness has been reviewed and found satisfactory by the Manager.

     HEDGING STRATEGIES. The Portfolio may engage in hedging transactions in carrying out its investment policies. The Manager may conduct a hedging program on behalf of the Portfolio for the following reasons: (1) to keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks; (2) to reduce the fund's transaction costs or add value when these instruments are favorably priced; (3) to forego taxes that would otherwise have to be paid on gains from the sale of the fund's securities; and (4) to attempt to protect the value of certain securities owned or intended to be purchased by the fund's while the manager is making a change in the fund's investment position.

     A hedging program involves entering into an "option" or "futures" transaction in lieu of the actual purchase or sale of securities. At present, many groups of common stocks (stock market indices) may be made the subject of futures contracts, while government securities such as Treasury Bonds and Notes are among debt securities currently covered by futures contracts.

     Financial futures contracts or related options used by the Portfolio to implement its hedging strategies are considered derivatives. The value of derivatives can be affected significantly by even small market movements, sometimes in unpredictable ways.

     LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The Portfolio will not:
(a) write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with options under normal conditions; or (b) purchase futures contracts if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts would exceed 25% of its total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

     For certain regulatory purposes, the Commodity Futures Trading Commission ("CFTC") limits the types of futures positions that can be taken in conjunction with the management of a securities portfolio for mutual funds, such as the Portfolio. All futures transactions for the Portfolio will consequently be subject to the restrictions on the use of futures contracts established in CFTC rules, such as observation of the CFTC's definition of "hedging." In addition, whenever the Portfolio establishes a long futures position, it will set aside cash or cash equivalents equal to the underlying commodity value of the long futures contracts held by the Portfolio. Although all futures contracts involve leverage by virtue of the margin system applicable to trading on futures exchanges, the Portfolio will not, on a net basis, have leverage exposure on any long futures contracts that it establishes because of the cash set aside requirement. All futures transactions can produce a gain or a loss when they are closed, regardless of the purpose for which they have been established. Unlike short futures contracts positions established to protect against the risk of a decline in value of existing securities holdings, the long futures positions established by the Portfolio to protect against reinvestment risk are intended to protect the Portfolio against the risks of reinvesting portfolio assets that arise during periods when the assets are not fully invested in securities.

     The Portfolio may not purchase or sell financial futures or purchase related options if immediately thereafter the sum of the amount of margin deposits on the Portfolio's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Portfolio's total assets.

     The above limitations on the Portfolio's investments in futures contracts and options, and the Portfolio's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, may be changed as regulatory agencies permit.

     FUTURES CONTRACTS. When the Portfolio purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Portfolio sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract.

     Some currently available futures contracts are based on indices of securities-prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Portfolio's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

     FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value.

     If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Portfolio.

     WRITING CALL OPTIONS. Writing a call option obligates the Portfolio to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange traded options and futures contracts, it is likely that the standardized contracts available will not match the Portfolio's current or anticipated investments exactly. The Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolio's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.

     The Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Portfolio to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its options or futures positions could also be impaired.

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Portfolio will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     SHORT SALES. The Portfolio may enter into short sales "against the box" with respect to equity securities it holds. For example, if a Sector Adviser anticipates a decline in the price of a stock the Portfolio holds, it may sell the stock short "against the box." If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the stock's decline. The Portfolio currently intends to hedge no more than 15% of its total assets with short sales "against the box" on equity securities under normal circumstances.

     When the Portfolio enters into a short sale "against the box", it will be required to own or have the right to obtain at no added cost securities identical to those sold short "against the box" and will be required to continue to hold them while the short sale "against the box" is outstanding. The Portfolio will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.

PORTFOLIO TURNOVER.

     Decisions to buy and sell securities are made by the Sector Advisers for the assets assigned to them, and by the Manager and Sector Capital for assets not assigned to a Sector Adviser. Currently, each portfolio representing an industry sector has one Sector Adviser. The Manager invests the Growth Stock Portfolio's liquidity reserves and the Manager or Sector Capital may invest the Growth Stock Portfolio's assets in financial futures contracts and related options. Each Sector Adviser makes decisions to buy or sell securities independently from other Sector Advisers. In addition, when a Sector Adviser's services are terminated and another retained, the new Sector Adviser may significantly restructure the Growth Stock Portfolio's assets assigned to it. These practices may increase the Growth Stock Portfolio's portfolio turnover rates, realization of gains or losses, and brokerage commissions. The portfolio turnover rates for the Growth Stock Portfolio may vary greatly from year to year as well as within a year and may be affected by sales of investments necessary to meet cash requirements for redemptions of shares. A high rate of turnover involves correspondingly greater expenses, increased brokerage commissions and other transaction costs, which must be borne by the Growth Stock Portfolio and its investors. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

     The Portfolio's portfolio turnover rate for the fiscal year ended December 31, 1999 was 51% (80% in 1998).

     Major changes in the portfolio have resulted in portfolio turnover rates of as much as 338%, which is greater than that of most other investment companies, including many which emphasize capital appreciation as a basic policy. The policies of the Growth Stock Portfolio may be expected to result in correspondingly heavier brokerage commissions and taxes, which ultimately must be borne by the Trust's shareholders.

                           ADDITIONAL TAX INFORMATION

     The following is a general summary of certain federal income tax considerations affecting the fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes that may be applicable to them.

GENERAL

     The fund (which is treated as a separate corporation for federal tax purposes) intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). In order to qualify for that treatment, the fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options and futures) derived with respect to its business of investing in securities; (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, with respect to any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other
RICs) of any one issuer. If the Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

     The fund will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

DIVIDENDS AND OTHER DISTRIBUTIONS

     The fund's dividends, if any, are declared payable on a quarterly basis. In December, the fund may distribute an additional ordinary income dividend (consisting of net short-term capital gains and undistributed income) in order to preserve its status as a registered investment company (mutual fund) under the Code. Net long-term capital gains, if any, also are declared and distributed in December.

     A portion of the dividends from the fund's investment company taxable income (whether paid in cash or reinvested in additional fund shares) is eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the fund from domestic corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax. Distributions by the fund of net capital gain (the excess of net long-term capital gain over net short-term capital loss) do not qualify for the dividends-received deduction.

     Dividends and other distributions declared by the fund in December of any year and payable to shareholders of record on a date in that month will be deemed to have been paid by the fund and received by the shareholders on December 31 if they are paid by the fund during the following January. Accordingly, such distributions will be taxed to the shareholders for the year in which that December 31 falls.

     A dividend or capital gain distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal taxation. Accordingly, an investor should not purchase fund shares immediately prior to a dividend or capital gain distribution record date solely for the purpose of receiving the dividend or distribution.

REDEMPTIONS

     A redemption of the fund's shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares (which normally includes any sales load paid on Class A shares). An exchange of shares of the fund for shares of another Morgan Keegan fund generally will have similar tax consequences. Special rules apply when a shareholder disposes of Class A shares of the fund through a redemption or exchange within 60 days after purchase thereof and subsequently reacquires Class A shares of the fund or acquires Class A shares of another Morgan Keegan fund without paying a sales charge due to the reinstatement privilege or exchange privilege. In these cases, any gain on the disposition of the original Class A shares will be increased, or any loss decreased, by the amount of the sales charge paid when the shareholder acquired those shares, and that amount will increase the basis of the shares subsequently acquired. In addition, if a shareholder purchases shares of the fund (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming at a loss other shares of the fund (regardless of class), all or part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.

     Any loss on a sale or exchange of fund shares held for six months or less will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares.

     U.S. GOVERNMENT INTEREST. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. Government, subject to certain restrictions. The fund will provide shareholders with information at the end of each calendar year on the amount of any such dividends that may qualify for exemption from reporting on shareholders' individual income tax returns.

     NON-U.S. INVESTORS. Ordinary dividends generally will be subject to U.S. income tax withholding. A shareholder's home country may also tax ordinary dividends, capital gain distributions and gains arising from redemptions or exchanges of fund shares. Fund shares held by the estate of a non-U.S. shareholder may be subject to U.S. estate tax. Shareholders may wish to contact their tax advisors to determine the U.S. and non-U.S. tax consequences of an investment in the fund.

     STATE TAXES. Ordinary dividends and capital gain distributions that a shareholder receives from the fund, and gains arising from redemptions or exchanges of funds shares will generally be subject to state and local income tax. The holding of fund shares may also be subject to state and local intangibles taxes. A shareholder may wish to contact his tax advisor to determine the state and local tax consequences of an investment in the fund.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

LETTER OF INTENTION

     The sales charge applicable to purchases is reduced to 1% pursuant to a Letter of Intention that states that the purchaser intends to purchase shares equal to at least $1,000,000 within a 13-month period. Investors may obtain a form of a Letter of Intention ("Letter") from their Morgan Keegan investment broker or from the fund's transfer agent, Morgan Keegan & Company, Inc. ("Transfer Agent"). Under a Letter, purchases of shares of the fund which are sold with a sales charge made within a 13-month period starting with the first purchase pursuant to a Letter will be aggregated for purposes of calculating the sales charges applicable to each purchase. To qualify under a Letter, a minimum initial purchase of $50,000 must be made; purchases must be made for a single account; and purchases made for related accounts may not be aggregated under a single Letter. The Letter is not a binding obligation to purchase any amount of shares, but its execution will result in paying a reduced sales charge for the anticipated amount of the purchase. If the total amount of shares purchased does not equal the amount stated in the Letter (minimum of $1,000,000), the investor will be notified and must pay, within 20 days of the expiration of the Letter, the difference between the sales charge on the shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased under the Letter. Shares equal to 5% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose.

SALES CHARGE WAIVERS

     The sales charge is waived on Class A shares of the fund purchased (1) as a result of reinvestment of dividends and capital gain distributions and (2) by officers, directors and full-time employees (and their immediate families, which includes their spouse, children, mother, father and siblings) of Morgan Keegan & Company, Inc. (or its direct or indirect subsidiaries), or by directors or officers (and their immediate families, which includes their spouse, children, mother, father and siblings) of the fund. The sales charge also is waived on purchases of Class A shares of the fund in an initial amount of not less than $250,000, and thereafter for subsequent purchases if the purchaser's fund account balance is at least $250,000, by (1) common or collective trust funds maintained by a bank, (2) stock bonus, pension or profit sharing plans qualified under section 401(a) of the Code (including Keogh Plans and 401(k) Plans), and (3) organizations exempt from taxation pursuant to section 501(a) of the Code. Also, Class A shares of the fund may be acquired without a sales charge if the purchase is made through a Morgan Keegan representative who formerly was employed as a broker with another firm registered as a broker-dealer with the Securities and Exchange Commission, if the following conditions are met: (1) the purchaser was a client of the investment executive at the other firm for which the investment executive previously served as a broker; (2) within 90 days of the purchase of the fund's Class A shares, the purchaser redeemed shares of one or more mutual funds for which that other firm or its affiliates served as principal underwriter, provided that either the purchaser had paid a sales charge in connection with investment in such funds or a contingent deferred sales charge upon redeeming shares in such funds; and (3) the aggregate amount of the fund's Class A shares purchased pursuant to this sales charge waiver does not exceed the amount of the purchaser's redemption proceeds from the shares of the mutual fund(s) for which the other firm or its affiliates served as principal underwriter. The sales charge on Class A shares is also waived on purchases through Morgan Keegan Mutual fund "Wrap Accounts." Investors seeking to avail themselves of this waiver will be required to provide satisfactory evidence that all the above-noted conditions are met and should contact their Morgan Keegan representative for more information.

ADDITIONAL INFORMATION ON REDEMPTIONS

     Suspension of the right of redemption, or postponement of the date of payment, may be made (1) for any periods when the Exchange is closed (other than customary weekend and holiday closings); (2) when trading is restricted in markets normally utilized by the fund or when an emergency, as defined by the rules and regulations of the Securities and Exchange Commission ("SEC") exists, making disposal of the fund's investments or determination of its net asset value not reasonably practicable; or (3) for such other periods as the SEC by order may permit for protection of the fund's shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

     The fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing the fund's per share net asset value. However, the fund has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any ninety-day period to the lesser of (1) $250,000, or (2) 1% of the net asset value of the fund at the beginning of such period. If payment is made in securities, a shareholder will incur brokerage or transactional expenses in converting those securities into cash, will be subject to fluctuation in the market price of those securities until they are sold, and may realize taxable gain or loss (depending on the value of the securities received and the shareholder's adjusted basis of the redeemed shares).

                               VALUATION OF SHARES

     Net asset value of a fund share will be determined daily as of the close of the Exchange, on every day that the Exchange is open for business, by dividing the value of the total assets of the fund, less liabilities, by the total number of shares outstanding at such time. Pricing will not be done on days the Exchange is closed. Currently, the Exchange is closed on weekends and on certain days relating to the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving, and Christmas. Securities owned by the Portfolio for which market quotations are readily available will be valued at current market value, or, in their absence, at fair value as determined under procedures adopted by the Portfolio's Board of Trustees. Securities traded on an exchange or NASD National Market System securities (including debt securities) will normally be valued at their last sale price. Other over-the-counter securities (including debt securities), and securities traded on exchanges for which there is no sale on a particular day (including debt securities), will be valued by a method which the Portfolio's Board of Trustees believes accurately reflects fair value.

     Futures contracts and options are valued on the basis of market quotations, if available. Premiums received on the sale of call options are included in the fund's net asset value, and the current market value of options sold by the fund will be subtracted from net assets.

                               PURCHASE OF SHARES

CLASS A SHARES

     Class A shares are offered on a continuous basis at a price equal to their net asset value plus the applicable "initial sales charge" described in the Prospectus. Proceeds from the initial sales charge are paid to Morgan Keegan and are used by Morgan Keegan to defray expenses related to providing distribution-related services to the funds in connection with sales of Class A shares, such as the payment of compensation to Morgan Keegan brokers for selling Class A shares. No initial sales charge is imposed on Class A shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

CLASS C SHARES

     Class C shares are offered on a continuous basis at a price equal to their net asset value. Class C shares that are redeemed within one year of purchase are subject to a contingent deferred sales charge ("CDSC") charged as a percentage of the dollar amount subject thereto. In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. Proceeds from the CDSC are paid to Morgan Keegan to defray the expenses Morgan Keegan incurs in providing distribution-related services to the Class C shares.

CLASS I SHARES

     Class I shares are offered on a continuous basis at a price equal to their net asset value, without an initial sales charge or CDSC.

                             PERFORMANCE INFORMATION

     The fund's performance information and quoted rankings used in advertising and other promotional materials ("Performance Advertisements") are indicative only of past performance and are not intended to and do not represent future investment results. The fund's share price will fluctuate and your shares, when redeemed, may be worth more or less than you originally paid for them.

TOTAL RETURN CALCULATIONS

     Average annual total return quotes ("Standardized Return") used in the fund's Performance Advertisements are calculated according to the following formula:

              P(1 + T)n    =  ERV
         where:   P        =  a hypothetical initial payment of $1,000
                  T        =  average annual total return
                  n        =  number of years
                  ERV      =  ending redeemable value of a hypothetical $1,000
                              payment made at the beginning of that period

     Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated at least to the last day of the most recent quarter prior to submission of the Performance Advertisements for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, all dividends and other distributions by the fund are assumed to have been reinvested at net asset value.

     The fund may also refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ("Non-Standardized Return"). The fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder from the initial value. Initial sales charges are not taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return.

     Because each class of the fund has its own sales charge and fee structure, the classes have different performance results. In the case of each class, this calculation assumes the maximum sales charge is included in the initial investment or CDSC is applied at the end of the period, respectively. This calculation assumes that all dividends and other distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared distributions of the fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the fund's sales charge on Class A shares and the CDSC on Class C shares from the distribution rate produces a higher rate.

     In addition to average annual total returns, the fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the fund's sales charge on Class A shares or the CDSC on Class C shares into account. Excluding the fund's sales charge on Class A shares and the CDSC on Class C shares from a total return calculation produces a higher total return figure.

OTHER INFORMATION

     From time to time the fund may compare its performance in Performance Advertisements to the performance of other mutual funds or various market indices. One such market index is the S&P 500, a widely recognized unmanaged index composed of the capitalization-weighted average of the prices of 500 of the largest publicly traded stocks in the United States. The S&P 500 includes reinvestment of all dividends. It takes no account of the costs of investing or the tax consequences of distributions. The fund may invest in securities that are not included in the Standard & Poor's Composite Stock Price Index ("S&P 500").

     The fund may also quote rankings and ratings, and compare the return of the fund with data published by Lipper Analytical Services, Inc., IBC/Donaghue's Money Market fund Report, CDA Investment Technologies, Inc., Wiesenberger Investment Companies Service, Investment Company Data Inc., Morningstar Mutual funds, Value Line and other services or publications that monitor, compare, rank and/or rate the performance of mutual funds. The fund may refer in such materials to mutual fund performance rankings, ratings or comparisons with funds having similar investment objectives, and other mutual funds reported in independent periodicals, including, but not limited to, THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and KIPLINGER LETTERS.

     The fund may also compare its performance with, or may otherwise discuss, the performance of bank certificates of deposit ("CDs") and other bank deposits, and may quote from organizations that track the rates offered on such deposits. In comparing the fund or its performance to CDs, investors should keep in mind that bank CDs are insured up to specified limits by an agency of the U.S. government. Shares of the fund are not insured or guaranteed by the U.S. government, the value of fund shares will fluctuate, and your shares, when redeemed, may be worth more or less than you originally paid for them. Unlike the interest paid on many CDs, which remains as a specified rate for a specified period of time, the return on the fund's shares will vary.

     The fund's Performance Advertisements may reference the history of the fund's Advisor and its affiliates or biographical information of key investment and managerial personnel, including the portfolio manager. The fund may illustrate hypothetical investment plans designed to help investors meet long-term financial goals, such as saving for a college education or for retirement. The fund may discuss the advantages of saving through tax-deferred retirement plans or accounts.

                          TAX-DEFERRED RETIREMENT PLANS

     As noted in the fund's Prospectus, an investment in fund shares may be appropriate for various types of tax-deferred retirement plans. In general, income earned through the investment of assets of such a plan is not taxed to the beneficiaries until the income is distributed to them. Investors who are considering establishing such a plan may wish to consult their attorneys or other tax advisers with respect to individual tax questions. Additional information with respect to these plans is available upon request from any Morgan Keegan broker.

INDIVIDUAL RETIREMENT ACCOUNTS - IRAS

     If you have earned income from employment (including self-employment), you can contribute each year to an IRA up to the lesser of (1) $2,000 for yourself or $4,000 for you and your spouse, regardless of whether your spouse is employed, or (2) 100% of compensation. Some individuals may be able to take an income tax deduction for the contribution. Regular contributions may not be made for the year you become 70 1/2 or thereafter. You also may be able to make a nondeductible contribution to an "Education IRA" or "Roth IRA," distributions from which are not taxable under certain circumstances.

     An investment in fund shares through IRA contributions may be advantageous, regardless of whether the contributions are deductible by you for tax purposes, because all dividends and capital gain distributions on your fund shares are not immediately taxable to you or the IRA; they become taxable only when distributed to you except as noted above. To avoid penalties, your interest in an IRA must be distributed, or start to be distributed, to you not later than April 1 following the calendar year in which you attain age 70 1/2. Distributions made before age 59 1/2, in addition to being taxable, generally are subject to a penalty equal to 10% of the distribution, except in the case of death or disability, where the distribution is rolled over into another qualified plan, or in certain other situations.

SELF-EMPLOYED INDIVIDUAL RETIREMENT PLANS - KEOGH PLANS

     Morgan Keegan will assist self-employed individuals to set up a retirement plan through which fund shares may be purchased. Morgan Keegan generally arranges for a bank to serve as trustee for the plan and performs custodian services for the trustee and the plan by holding and handling securities. However, you have the right to use a bank of your choice to provide these services at your cost. There are penalties for distributions from a Keogh Plan prior to age 59 1/2, except in the case of death or disability.

SIMPLIFIED EMPLOYEE PENSION PLANS - SEPPS AND SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES - SIMPLES

     Morgan Keegan also will make available in a similar manner to corporate and other employers a SEPP or SIMPLE for investment in fund shares.

                      THE COMPANY'S OFFICERS AND DIRECTORS

     The Company's officers are responsible for the operation of the fund under the direction of the Board of Directors. The officers and directors of the fund and their principal occupations during the past five years are set forth below. An asterisk (*) indicates officers and/or directors who are interested persons of the fund as defined by the 1940 Act. The address of each officer and director is Morgan Keegan Tower, 50 Front Street, Memphis, Tennessee 38103, unless otherwise indicated.


NAME, ADDRESS AND AGE                            POSITION HELD            PRINCIPAL OCCUPATION

Allen B. Morgan, Jr. *                           President and Director   Mr. Morgan is Chairman and Chief
Age 58                                                                    Executive Officer and Executive
                                                                          Managing Director of Morgan Keegan &
                                                                          Company, Inc.  He also is a Chairman
                                                                          of Morgan Keegan, Inc., and a Director
                                                                          of Morgan Asset Management, Inc.

James D. Witherington, Jr.                       Director                 Mr. Witherington is President of SSM
845 Crossover Lane                                                        Corp. (management of venture capital
Suite 140                                                                 funds).  He also serves as a Director
Memphis, Tennessee 38117                                                  for several private companies.
Age 51

William F. Hughes, Jr.*                          Director                 Mr. Hughes is an Executive Managing
Age 57                                                                    Director of Morgan Keegan & Company,
                                                                          Inc.  He also is President of Morgan
                                                                          Asset Management, Inc.

William Jefferies Mann                           Director                 Mr. Mann is Chairman and President of
675 Oakleaf Office Lane                                                   Mann Investments, Inc. (hotel
Suite 100                                                                 investments/ consulting).  He also
Memphis, Tennessee 38117                                                  serves as a Director for Heavy
Age 68                                                                    Machines, Inc.

James Stillman R. McFadden                       Director                 Mr. McFadden is Vice President of
845 Crossover Lane                                                        Sterling Equities, Inc. (private
Suite 124                                                                 equity financings).  He  also is
Memphis, Tennessee 38117                                                  President and Director of 1703 Inc.
Age 43                                                                    and a Director of Staff Printing Co.

Joseph C. Weller*                                Vice President,          Mr. Weller is Executive Vice President
Age 61                                           Treasurer & Assistant    and Chief Financial Officer and
                                                 Secretary                Executive Managing Director of Morgan
                                                                          Keegan & Company, Inc.  He also is a
                                                                          Director of Morgan Asset Management,
                                                                          Inc.


                                       20



Charles D. Maxwell*                              Secretary and            Mr. Maxwell is a Managing Director and
Age 46                                           Assistant Treasurer      Assistant Treasurer of Morgan Keegan &
                                                                          Company, Inc., and Secretary/Treasurer
                                                                          of Morgan Asset Management, Inc.  He
                                                                          was formerly a senior manager with
                                                                          Ernst & Young (accountants) (1976-86).


                             TABLE OF COMPENSATION1

                                                          Total Compensation
Name and Position           Aggregate Compensation    In the Morgan Keegan funds
with the Company               From the Company       Complex Paid to Directors

Allen B. Morgan, Jr.                  $0                          $0
President and Director

James D. Witherington, Jr.         $12,000                     $12,000
Director

William F. Hughes, Jr.                $0                          $0
Director

William Jefferies Mann             $12,000                     $12,000
Director

James Stillman R. McFadden         $12,000                     $12,000
Director


Officers and Directors of the fund who are interested persons of the fund receive no salary or fees from the fund. Directors of the fund who are not interested persons of the fund will receive from the Fund an annual retainer of $1,000 and a fee of $250 and reimbursement for related expenses for each meeting of the Board of Directors attended by them.

1 These numbers are based on the compensation schedule adopted by the Company for its operation. The Morgan Keegan Select Funds' Complex consists of one other investment company with one series.

     Each of the Company, the Portfolio, Meeder Asset Management, Inc., formerly known as R. Meeder & Associates, Inc., the Portfolio's investment adviser, and Morgan Keegan & Company, Inc., the fund's distributor, has adopted a code of ethics (each, a "Code") under Rule 17j-1 of the 1940 Act. Each Code permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the fund.

                      THE PORTFOLIO'S OFFICERS AND TRUSTEES

     The Officers and Trustees of the Portfolio and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees who are "interested persons" (as defined in the 1940 Act) of the Portfolio. Unless otherwise indicated, the address of each Trustee and officer is P. O. Box 7177, 6000 Memorial Drive, Dublin, Ohio 43017.

NAME, ADDRESS AND AGE                            POSITION HELD            PRINCIPAL OCCUPATION

ROBERT S. MEEDER, SR.*+, 71                      Trustee/President        Chairman of Meeder Asset Management,
                                                                          Inc., the Portfolio's investment
                                                                          adviser; Chairman and Director of
                                                                          Mutual Funds Service Co., the
                                                                          Portfolio's transfer agent.

MILTON S. BARTHOLOMEW, 71                        Trustee                  Retired; formerly a practicing
1424 Clubview Boulevard, S.                                               attorney in Columbus, Ohio; member of
Worthington, OH  43235                                                    each Portfolio's Audit Committee.

ROGER D. BLACKWELL, 59                           Trustee                  Professor of Marketing and Consumer
Blackwell Associates, Inc.                                                Behavior, The Ohio State University;
3380 Tremont Road                                                         President of Blackwell Associates,
Columbus, OH  43221                                                       Inc., a strategic consulting firm.

ROBERT S. MEEDER, JR.*, 39                       Trustee and              President of Meeder Asset Management,
                                                 Vice President           Inc.

WALTER L. OGLE, 61                               Trustee                  Executive Vice President of Aon
400 Interstate North Parkway, Suite 1630                                  Consulting, an employee benefits
Atlanta, GA  30339                                                        consulting group; member of each
                                                                          Portfolio's Audit Committee.

CHARLES A. DONABEDIAN, 57                        Trustee                  President, Winston Financial, Inc.,
Winston Financial, Inc.                                                   which provides a variety of marketing
200 TechneCenter Drive, Suite 200                                         and consulting services to investment
Milford, OH  45150                                                        management companies; CEO, Winston
                                                                          Advisors, Inc., an investment adviser;
                                                                          member of each Portfolio's Audit
                                                                          Committee.


                                       22



JAMES W. DIDION, 69                              Trustee                  Retired; formerly Executive Vice
8781 Dunsinane Drive                                                      President of Core Source, Inc., an
Dublin, OH  43017                                                         employee benefit and Workers'
                                                                          Compensation administration and
                                                                          consulting firm (1991-1997).

JACK W. NICKLAUS II, 39                          Trustee                  Designer, Nicklaus Design, a golf
11780 U.S. Highway #1                                                     course design firm and division of
North Palm Beach, FL 33408                                                Golden Bear International, Inc.

PHILIP A. VOELKER*+, 46                          Trustee and Vice         Senior Vice President and Chief
                                                 President                Investment Officer of Meeder Asset
                                                                          Management, Inc.

DONALD F. MEEDER*+, 61                           Secretary                Vice President of Meeder Asset
                                                                          Management, Inc.; Secretary of Mutual
                                                                          Funds Service Co., the Funds' transfer
                                                                          agent.

WESLEY F. HOAG*+, 43                             Vice President           Vice President and General Counsel of
                                                                          Meeder Asset Management, Inc. and
                                                                          Mutual Funds Service Co. (since July
                                                                          1993); Attorney, Porter, Wright,
                                                                          Morris & Arthur, a law firm (October
                                                                          1984 to June 1993).

THOMAS E. LINE*+, 32                             Treasurer                President, Mutual Funds Service Co.,
                                                                          the Portfolio's transfer agent, and
                                                                          Chief Operating Officer, Meeder Asset
                                                                          Management, Inc., the Portfolio's
                                                                          investment adviser (since June 1998);
                                                                          Vice President and Treasurer, BISYS
                                                                          Fund Services (December 1996  to June
                                                                          1998); Senior Manager - Financial
                                                                          Services, KPMG LLP (Sept. 1989 to
                                                                          December 1996).


                                       23



BRUCE E. MCKIBBEN*+, 30                          Assistant Treasurer      Manager/Fund Accounting and Financial
                                                                          Reporting, Mutual Funds Service Co.,
                                                                          the Funds' transfer agent (since April
                                                                          1997); Assistant Treasurer and
                                                                          Manager/Fund Accounting, The Ohio
                                                                          Company, a broker-dealer (April 1991
                                                                          to April 1997).


* Interested Person of the Portfolio.

+ P.O. Box 7177, 6000 Memorial Drive, Dublin, Ohio 43017.

     Robert S. Meeder, Sr. is Robert S. Meeder, Jr.'s father and Donald F. Meeder's uncle.

     Each Trustee and each officer of the Portfolio hold the same positions with the Utilities Stock Portfolio.

     The following table shows the compensation paid by the Portfolio and all other mutual funds advised by the Adviser, including The Flex-funds, Meeder Advisor Funds and the corresponding portfolios of The Flex-funds and Meeder Advisor Funds (collectively, the "Fund Complex") as a whole to the Trustees of the Portfolio during the fiscal year ended December 31, 1999.


                               COMPENSATION TABLE

                                               Pension or                        Total
                                               Retirement                        Compensation
                                               Benefits                          from
                              Aggregate        Accrued as       Estimated        Registrant and
                              Compensation     Part of          Annual           Fund Complex
TRUSTEE                       from the (3)     Portfolio        Benefits Upon    Paid TO
-------                       PORTFOLIOS1      EXPENSE          RETIREMENT       TRUSTEE1, 2
                              -----------      -------          ---------------  -----------

Robert S. Meeder, Sr.         None             None             None             None

Milton S. Bartholomew         $2,762           None             None             $16,734

Robert S. Meeder, Jr.         None             None             None             None

Walter L. Ogle                $2,617           None             None             $16,234

Philip A. Voelker             None             None             None             None

Roger A. Blackwell            $2,450           None             None             $15,234

Charles A. Donabedian         $2,864           None             None             $17,734

James Didion                  None             None             None             None

Jack W. Nicklaus II           $2,665           None             None             $15,984


                                       24



1 Compensation figures include cash and amounts deferred at the election of certain non-interested Trustees. For the calendar year ended December 31, 1999, participating non-interested Trustees accrued deferred compensation from the funds as follows: Milton S. Bartholomew - $2,762, Roger A. Blackwell - $2,450, Charles A. Donabedian - $2,864, Jack W. Nicklaus II - $2,665, and Walter L. Ogle
- $1,435.

2 The Fund Complex consists of 19 investment companies.

     Each Trustee who is not an "interested person" is paid a meeting fee of $250 per meeting for the Portfolio. In addition, each such Trustee i s paid a fee of 0.00375% of the amount of the Portfolio's average net assets exceeding $15 million. Members of the Audit and Strategic Planning Committees for the Portfolio are paid $500 for each Committee meeting. All other officers and Trustees serve without compensation from the Portfolio. Trustee fees for the Growth Stock Portfolio totaled $27,375 for the year ended December 31, 1999 ($15,022 in 1998).

                          THE FUND'S INVESTMENT ADVISER

     Morgan Asset Management, Inc. ("Morgan"), 50 North Front Street, Memphis, TN 38103, is investment adviser to, and has an Investment Advisory and Administration Agreement (the "Agreement") with, the Fund.

     Pursuant to the Agreement, Morgan, subject to the supervision of the Fund's Board of Directors and in conformity with the stated objective and policies of the Fund, directs the investments of the Fund. Currently, Morgan pursues the investment objective of the Fund by investing substantially all of the investable assets of the Fund in the Portfolio. In addition, Morgan is authorized, in its discretion and without prior consultation with the Fund's Board of Directors, to purchase and sell securities and other investments for the Fund. Thus, if the Fund's investment in the Portfolio were withdrawn, Morgan would assume sole responsibility for the investment management of the Fund, including responsibility for making investment decisions and placing orders to buy, sell or hold a particular security.

     Pursuant to the Agreement, Morgan also performs certain corporate management services for the Fund relating to research, statistical, and investment activities. In addition, Morgan personnel serve as officers and Directors of the Company. Morgan furnishes the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Company and pays the salaries of all personnel of the Company or Morgan performing services relating to the Fund.

     The Agreement was approved by a vote of a majority of the Directors, first by a majority of those Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund and then by the full Board. The Agreement was also approved by the Fund's shareholders. The Agreement is to remain in force so long as renewal thereof is specifically approved at least annually by a majority of the Directors or by vote of a majority of the interests in the Fund, and in either case by vote of a majority of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) at a meeting called for the purpose of voting on such renewal.

     The Agreement provides that Morgan will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates except for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Agreement will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days' prior written notice by Majority Vote (as defined below) of the Fund, by the Directors of the Fund, or by Morgan. "Majority Vote" means the lesser of (a) 67 percent or more of the shares present at a shareholder meeting if the holders of more than 50 percent of the outstanding shares are present or represented by proxy, or (b) more than 50 percent of the outstanding shares.

     Morgan receives for its services an annual fee, payable in monthly installments, at the rate of 1% of the Fund's average net assets. Morgan has agreed to waive 90% of this annual fee for so long as substantially all of the Fund's investable assets are invested in another registered investment company, such as the Portfolio.

                       THE PORTFOLIO'S INVESTMENT ADVISER

     Meeder Asset Management, Inc. (the "Manager"), formerly known as R. Meeder & Associates, Inc., is the investment adviser and manager for, and has an Investment Advisory Contract with, the Portfolio.

     Pursuant to the Investment Advisory Contract, the Manager, subject to the supervision of the Portfolio's Board of Trustees and in conformity with the stated objective and policies of the Portfolio, has general oversight responsibility for the investment operations of the Portfolio. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager also administers the Portfolio's corporate affairs, and in connection therewith, furnishes the Portfolio with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by Firstar, N.A., the Portfolio's custodian. The management services of the Manager are not exclusive under the terms of the Investment Advisory Contract and the Manager is free to, and does, render management services to others.

     The Manager invests the Portfolio's liquidity reserves and may invest the Portfolio's assets in financial futures contracts and related options.

     The Investment Advisory Contract for the Portfolio was separately approved by a vote of a majority of the Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940), of the Portfolio. The Investment Advisory Contract is to remain in force so long as renewal thereof is specifically approved at least annually by a majority of the Trustees or by vote of a majority of the interests in the Portfolio, and in either case by vote of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) at a meeting called for the purpose of voting on such renewal.

     The Investment Advisory Contract provides that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which the Investment Advisory Contract relates except for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Advisory Contract will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days prior written notice by Majority Vote of the Portfolio, by the Trustees of the Portfolio, or by the Manager.

     Costs, expenses and liabilities of the Trust attributable to a particular fund are allocated to that fund. Costs, expenses and liabilities which are not readily attributable to a particular fund are allocated among all of the Trust's funds. Thus, each fund pays its proportionate share of: the fees of the Trust's independent auditors, legal counsel, custodian, transfer agent and accountants; insurance premiums; the fees and expenses of Trustees who do not receive compensation from Morgan Keegan & Company, Inc., Meeder Asset Management, Inc., Sector Capital Management, L.L.C or any of the Sector Advisers; association dues; the cost of printing and mailing confirmations, prospectuses, proxies, proxy statements, notices and reports to existing shareholders; state registration fees; distribution expenses within the percentage limitations of each Class of Shares' distribution and service plan, including the cost of printing and mailing of prospectuses and other materials incident to soliciting new accounts; and other miscellaneous expenses.

     The expenses of the Portfolio include the compensation of the Trustees who are not affiliated with the Distributor, Manager, Subadviser or Sector Advisers; registration fees; membership dues allocable to the Portfolio; fees and expenses of independent accountants, of legal counsel and of any transfer agent or accountant of the Portfolio; insurance premiums and other miscellaneous expenses.

     Expenses of the Portfolio also include all fees under its Accounting and Administrative Service Agreement; the expenses connected with the execution, recording and settlement of security transactions, fees and expenses of the Portfolio's custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; expenses of meetings of investors and Trustees; the advisory fees payable to the Manager under the Investment Advisory Contract and other miscellaneous expenses.

     The Board of Trustees of the Trust believe that the aggregate per share expenses of the fund and the Portfolio will be less than the expenses which the fund would incur if it retained the services of an investment adviser and the assets of the fund were invested directly in the type of securities being held by the Portfolio.

     The Manager earns an annual fee, payable in monthly installments, at the rate of 1% of the first $50 million, 0.75% of the next $50 million, and 0.60% in excess of $100 million, of the Portfolio's average net assets. The Manager will receive 70% and the Subadviser 30% of the fee payable with respect to the net assets of the Portfolio upon effectiveness of the subadvisory arrangement; then the Manager will receive 30% and the Subadviser 70% of the fee attributable to any additional net assets of the Portfolio up to an amount of net assets equal to the net assets upon effectiveness of the subadvisory arrangement, then the Manager and the Subadviser will share equally the fee attributable to any additional net assets of the Portfolio up to $50 million of the net assets. With respect to net assets of more than $50 million and less than $100 million, the applicable fees of 0.75% will be shared such that the Manager would receive 0.35% and the Subadviser 0.40%. For net assets of $100 million and more, the applicable 0.60% fee will be shared such that the Manager will receive 0.25% and the Subadviser 0.35%.

     For the year ending December 31, 1999, the Growth Stock Portfolio paid fees to the Manager totaling $570,139($435,886 in 1998; $317,772 in 1997).

     Meeder Asset Management, Inc., formerly known as R. Meeder & Associates, Inc., was incorporated in Ohio on February 1, 1974 and maintains its principal offices at 6000 Memorial Drive, Dublin, Ohio 43017. The Manager is a wholly-owned subsidiary of Meeder Financial, Inc., formerly known as Muirfield Investors, Inc. ("MFI"), a holding company which is controlled by Robert S. Meeder, Sr. through ownership of common stock. MFI conducts business only through its six subsidiaries, which are the Manager; Mutual Funds Service Co., the Trust's transfer agent; Opportunities Management Co., a venture capital investor; Meeder Advisory Services, Inc., a registered investment adviser; OMCO, Inc., a registered commodity trading adviser and commodity pool operator; and Adviser Dealer Services, Inc., a broker-dealer.

     The Manager's officers and directors are as set forth as follows: Robert S. Meeder, Sr., Chairman and Sole Director; Philip A. Voelker, Senior Vice President and Chief Investment Officer; Donald F. Meeder, Secretary; Robert S. Meeder, Jr., President; Thomas E. Line, Chief Operating Officer; Michael J. Sullivan, Vice President of Sales and Marketing, and Wesley F. Hoag, Vice President and General Counsel. Mr. Robert S. Meeder, Sr. is President and a Trustee of the Portfolio. Mr. Robert S. Meeder, Jr. and Philip A. Voelker each are a Trustee and officer of the Portfolio. Each of Messrs. Donald F. Meeder, Wesley F. Hoag and Thomas E. Line is an officer of the Portfolio.

                      THE PORTFOLIO'S INVESTMENT SUBADVISER

     Sector Capital Management L.L.C. serves as the Portfolio's subadviser. The Subadviser is a Georgia limited liability company. William L. Gurner and John K. Donaldson control the Subadviser. Messrs. Gurner and Donaldson are Managers and Members of the Subadviser. The Subadviser's officers are as set forth as follows: William L. Gurner, President and Administrator; George S. Kirk, Director, Sales and Marketing; and Kenneth L. Riffle, Director, Client Relations. The Investment Subadvisory Agreement provides that the Subadviser shall furnish investment advisory services in connection with the management of the Portfolio. The Portfolio and the Manager have entered into an Investment Subadvisory Agreement with the Subadviser which, in turn, has entered into a investment sub-subadvisory agreement with each of the Sector Advisers selected for the Portfolio. Under the Investment Subadvisory Agreement, the Subadviser is required to (i) supervise the general management and investment of the assets and securities portfolio of the Portfolio; (ii) provide overall investment programs and strategies for the Portfolio and (iii) select Sector Advisers for the Portfolio, except as otherwise provided, and allocate the Portfolio's assets among such Sector Advisers. The Subadviser is obligated to keep certain books and records of the Portfolio. The Manager continues to have responsibility for all investment advisory services pursuant to the Investment Advisory Agreement and supervises the Subadviser's performance of such services. Under the Investment Subadvisory Agreement, the Manager, not the Portfolio, pays the Subadviser an investment advisory fee in an amount described above under "Investment Adviser and Manager."

     The Subadviser may invest the Portfolio's assets in financial futures contracts and related options.

     The Investment Subadvisory Agreement provides that the Subadviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Portfolio, except a loss resulting from misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Subadvisory Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty to the Fund or the Portfolio by the Manager, the Trustees of the Portfolio or by the vote of a majority of the outstanding voting securities of the Portfolio upon not less than 30 days written notice. The Investment Subadvisory Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Investment Subadvisory Agreement was approved by the Board of Trustees of the Portfolio, including all of the Trustees who are not parties to the contract or "interested persons" of any such party, and by the investors in the Portfolio.

                   THE PORTFOLIO'S INVESTMENT SUB-SUBADVISERS

     Except as otherwise described above under "The Portfolio's Investment Adviser" and "The Portfolio's Investment Subadviser", the assets of the Portfolio are managed by asset managers (each a "Sector Adviser" and collectively, the "Sector Advisers") selected by the Subadviser, subject to the review and approval of the Trustees of the Portfolio. The Subadviser recommends, to the Trustees of the Portfolio, Sector Advisers for each industry sector based upon its continuing quantitative and qualitative evaluation of the Sector Advisers' skills in managing assets pursuant to specific investment styles and strategies. The Portfolio has received an exemptive order from the SEC permitting the Subadviser, subject to certain conditions, to enter into sub-subadvisory agreements with Sector Advisers approved by the Trustees of the Portfolio but without the requirement of investor approval. At a meeting held on December 20, 1996, the shareholders of the Portfolio approved the operation of the Portfolio in this manner. Pursuant to the terms of the exemptive order, the Subadviser is to be able, subject to the approval of the Trustees of the Portfolio, but without investor approval, to employ new Sector Advisers for the Portfolio. Although investor approval will not be required for the termination of sub-subadvisory agreements, investors of the Portfolio will continue to have the right to terminate such agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio.

     Except as otherwise provided above under "The Portfolio's Investment Adviser" and "The Portfolio's Investment Subadviser," the assets of the Portfolio are allocated by the Subadviser among the Sector Advisers selected for the Portfolio. Each Sector Adviser has discretion, subject to oversight by the Trustees and the Subadviser, to purchase and sell portfolio assets, consistent with the Portfolio's investment objectives, policies and restrictions. For its services, the Subadviser receives a management fee from the Manager. A part of the fee paid to the Subadviser is used by the Subadviser to pay the advisory fees of the Sector Advisers. Each Sector Adviser is paid a fee for its investment advisory services that is computed daily and paid monthly based on the value of the average net assets of the Portfolio assigned by the Subadvisor to the Sector Adviser at an annual rate equal to 0.25%.

     Investors should be aware that the Subadviser may be subject to a conflict of interest when making decisions regarding the retention and compensation of particular Sector Advisers. However, the Subadviser's decisions regarding the selection of Sector Advisers and specific amount of the compensation to be paid to Sector Advisers, are subject to review and approval by a majority of the Board of Trustees of the Growth Stock Portfolio.

     Although the Subadviser and the Sector Advisers' activities are subject to general oversight by the Board of Trustees and the officers of the Growth Stock Portfolio, neither the Board nor the officers evaluate the investment merits of any Sector Adviser's individual security selections. The Board of Trustees will review regularly the Growth Stock Portfolio's performance compared to the applicable indices and also will review the Growth Stock Portfolio's compliance with its investment objectives and policies.

     The Investment Sub-subadvisory Agreements provide that the Sector Advisers will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Portfolio, except a loss resulting from misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Sub-subadvisory Agreements provide that they will terminate automatically if assigned, and that they may be terminated without penalty to the Fund or the Portfolio by the Subadviser, the Trustees of the Portfolio or by the vote of a majority of the outstanding voting securities of the Portfolio upon not less than 15 days written notice. The Investment Sub-subadvisory Agreements will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Investment Sub-subadvisory Agreements were approved by the Board of Trustees of the Portfolio, including all of the Trustees who are not parties to the contract or "interested persons" of any such party, and by the investors in the Portfolio.

     A Sector Adviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts unrelated in any manner to the Portfolio or its affiliates. The investment Sub-subadvisory agreements among the Sector Advisers, the Portfolio and the Subadviser require fair and equitable treatment to the Portfolio in the selection of the Portfolio investments and the allocation of investment opportunities, but do not obligate the Sector Advisers to give the Portfolio exclusive or preferential treatment.

     Although the Sector Advisers make investment decisions for the Portfolio independent of those for their other clients, it is likely that similar investment decisions will be made from time to time. When the Portfolio and another client of a Sector Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and allocated as to amount between the Portfolio and the other client(s). In specific cases, this system could have detrimental effect on the price or volume of the security to be purchased or sold, as far as the Portfolio is concerned. However, the Trustees of the Portfolio believe, over time, that coordination and the ability to participate in volume transactions should be to the benefit of the Portfolio.

     Listed below are the Sector Advisers selected by the Subadviser to invest certain of the Portfolio's assets:

     MILLER/HOWARD INVESTMENTS, INC. serves as sector adviser to the utilities and transportation sectors of the Growth Stock Portfolio. Miller/Howard is a registered investment adviser that has been providing investment services to broker-dealers, investment advisers, employee benefit plans, endowment portfolios, foundations and other institutions and individuals since 1984. As of September 30, 2000, Miller/Howard managed approximately $356 million in assets. Lowell G. Miller, President and CIO of Miller/Howard, controls Miller\Howard through stock ownership. Mr. Miller is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Miller/Howard. Mr. Miller has been associated with Miller/Howard since 1984. Miller/Howard's principal executive offices are located at 141 Upper Byrdcliffe Road, Post Office Box 549, Woodstock, New York 12498.

     HALLMARK CAPITAL MANAGEMENT, INC. serves as sector adviser to the capital goods sector of the Growth Stock Portfolio. Hallmark is a registered investment adviser that has been providing investment services to individuals; banks; pension, profit sharing, and other retirement plans; trusts; endowments; foundations; and other charitable organizations since 1986. As of September 30, 2000, Hallmark managed approximately $211 million in assets. Peter S. Hagerman, Chairman of the Board, President, and Chief Executive Officer; Katherine A. Swieralski, Senior Vice President, Treasurer, Chief Financial and Administrative Officer; and Jeffrey P. Braff each owns more than 10% of the outstanding voting securities of Hallmark, as would Thomas S. Moore, Senior Vice President and Chief Investment Officer, if his options were exercised. Mr. Hagerman is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Hallmark. Mr. Hagerman has been associated with Hallmark since 1986. Hallmark's principal executive offices are located at One Greenbrook Corporate Center, 100 Passaic Avenue, Fairfield, New Jersey 07004.

     BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. serves as sector adviser to the consumer durable and non-durable sectors of the Growth Stock Portfolio. Barrow is a registered investment adviser that has been providing investment services to banks; investment companies; pension and profit sharing plans; charitable organizations and corporations since 1979. As of September 30, 2000, Barrow managed approximately $26.0 billion in assets. Jane Gilday, CFA, is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Barrow. From 1993 to 1998, Ms. Gilday worked as a securities analyst at Hancock Institutional Equity Services and Advest, Inc. Ms. Gilday has served as a portfolio manager and Principal for Barrow since 1998. Barrow's principal executive offices are located at 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204-2429.

     THE MITCHELL GROUP, INC. serves as sector adviser to the energy sector of the Growth Stock Portfolio. The Mitchell Group is a registered investment adviser that has been providing investment services to individuals; banks; investment companies; pension and profit sharing plans; charitable organizations, corporations and other institutions since 1989. As of September 30, 2000, The Mitchell Group managed approximately $425 million in assets. Rodney Mitchell, President, Chief Executive Officer, and Chief Financial Officer of The Mitchell Group, owns more than 10% of the outstanding voting securities of The Mitchell Group. Mr. Mitchell is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to The Mitchell Group. Mr. Mitchell has been associated with The Mitchell Group since 1989. The Mitchell Group's principal executive offices are located at 1100 Louisiana, #4810, Houston, Texas 77002.

     ASHLAND MANAGEMENT INCORPORATED serves as sector adviser to the materials and services sector of the Growth Stock Portfolio. Ashland is a registered investment adviser that has been providing investment services to individuals, pension and profit sharing plans, charitable organizations, corporations and other institutions since 1975. As of September 30, 2000, Ashland managed approximately $2.0 billion in assets. Charles C. Hickox, Chairman of the Board and Chief Executive Officer, and Parry v.S. Jones, President and Chief Operating Officer, each owns more than 10% of the outstanding voting securities of Ashland. Terence J. McLaughlin, Managing Director of Ashland, and Deborah C. Ohl, a Portfolio Manager, are the portfolio managers primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Ashland. Mr. McLaughlin has been associated with Ashland since 1984. Ms. Ohl has been employed by Ashland since August 1992 and has served as a Portfolio Manager for Ashland since 1993. Ashland's principal executive offices are located at 26 Broadway, New York, New York 10004.

     DELTA CAPITAL MANAGEMENT INC. serves as sector adviser to the finance sector of the Growth Stock Portfolio. Delta Capital is a registered investment adviser that has been providing investment services to individuals, endowments, corporations and other institutions since 1992. As of September 30, 2000, Delta Capital managed approximately $900 million in assets. Delta Capital is controlled by Francis L. Fraenkel, Chairman of Delta Capital. Jonathan Kay is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Delta Capital. Mr. Kay has been associated with Delta Capital since April 1998. From 1993 to March 1998, Mr. Kay was a portfolio manager for Scudder Kemper Investments, Inc., a registered investment adviser. Delta Capital's principal executive offices are located at 745 Fifth Avenue, Suite 816, New York, New York 10151.

     DRESDNER RCM GLOBAL INVESTORS LLC (formerly RCM Capital Management, L.L.C.) serves as sector adviser to the technology sector of the Growth Stock Portfolio. Dresdner RCM is a registered investment adviser that provides investment services to institutional and individual clients and registered investment companies. Dresdner RCM was established in April 1996 as the successor to the business and operations of RCM Capital Management, a California Limited Partnership that, with its predecessors, has been in operation since 1970. As of September 30, 2000, Dresdner RCM had approximately $85.2 billion under management and advice. This includes approximately $51.2 billion under management and advice in San Francisco and approximately $34.0 billion by affiliates in London, Hong Kong, and San Diego. Walter C. Price and Huachen Chen, each Managing Directors of Dresdner RCM, are the portfolio managers primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Dresdner RCM. Messrs. Price and Chen have managed equity portfolios on behalf of Dresdner RCM since 1985. Dresdner RCM's principal executive offices are located at Four Embarcadero Center, San Francisco, CA 94111.

     ALLIANCE CAPITAL MANAGEMENT L.P. serves as sector adviser to the health sector of the Growth Stock Portfolio. Alliance, a registered investment adviser, is an international investment manager supervising client accounts with assets as of September 30, 2000 totaling approximately $388 billion. Alliance provides investment services primarily to corporate employee benefit funds, public employee retirement systems, investment companies, foundations, and endowment funds. The general partner of Alliance, Alliance Capital Management Corporation, is an indirect subsidiary of, and is controlled by, AXA, a French insurance holding company. Alliance Capital conducts no other business. Raphael L. Edelman, Vice President of Alliance, is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Alliance. Mr. Edelman, who has sixteen years of investment experience, joined Alliance's research department in 1986 as an analyst after working two years as a manager in Alliance's mutual fund division. Alliance's principal executive offices are located at 1345 Avenue of the Americas, New York, NY 10105.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     All orders for the purchase or sale of portfolio securities are placed on behalf of the Portfolio by the Manager, Subadviser or Sector Advisers pursuant to authority contained in the investment advisory agreement, investment subadvisory agreement and investment sub-subadvisory agreements. The Manager, Subadviser and Sector Advisers are also responsible for the placement of transaction orders for accounts for which they or their affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Manager, Subadviser and Sector Advisers consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions, and arrangements for payment of Portfolio expenses.

     The Portfolio may execute portfolio transactions with broker-dealers who provide research and execution services to the Portfolio or other accounts over which the Manager, Subadviser or Sector Advisers or their affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by the Manager, Subadviser and Sector Advisers (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by the Manager, Subadviser and Sector Advisers' investment staffs based upon the quality of research and execution services provided.

     The receipt of research from broker-dealers that execute transactions on behalf of the Portfolio may be useful to the Manager, Subadviser and Sector Advisers in rendering investment management services to the Portfolio or their other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other Manager, Subadviser and Sector Advisers' clients may be useful to the Manager, Subadviser and Sector Advisers in carrying out their obligations to the Portfolio. The receipt of such research is not expected to reduce the Manager, Subadviser and Sector Advisers' normal independent research activities; however, it enables the Manager, Subadviser and Sector Advisers to avoid the additional expenses that could be incurred if the Manager, Subadviser and Sector Advisers tried to develop comparable information through their own efforts.

     Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the Portfolio to pay such higher commissions, the Manager, Subadviser and/or Sector Advisers must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers viewed in terms of a particular transaction or the Manager, Subadviser and/or Sector Advisers' overall responsibilities to the Portfolio and their other clients. In reaching this determination, the Manager, Subadviser and/or Sector Advisers will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

     The Manager, Subadviser and Sector Advisers may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Manager, Subadviser and Sector Advisers under which the broker-dealer allocates a portion of the commissions paid by the Portfolio toward payment of the Portfolio's or the fund's expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

     The Trustees of the Portfolio periodically review the Manager, Subadviser and Sector Advisers' performance of their responsibilities in connection with the placement of portfolio transactions on behalf of the Portfolio and review the commissions paid by the Portfolio over representative periods of time to determine if they are reasonable in relation to the benefits to the Portfolio.

     From time to time, the Trustees of the Portfolio will review whether the recapture for the benefit of the Portfolio of some portion of the brokerage commissions or similar fees paid by the Portfolio on portfolio transactions is legally permissible and advisable.

     The Portfolio seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees of the Portfolio intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment, whether it would be advisable for the Portfolio to seek such recapture.

     Although the Trustees and officers of the Portfolio are substantially the same as those of other portfolios managed by the Manager, investment decisions for the Portfolio are made independently from those of other portfolios managed by the Manager or accounts managed by affiliates of the Manager. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several portfolios are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one portfolio.

     When two or more portfolios are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a policy considered by the Portfolio Trustees to be equitable to each portfolio. In some cases this system could have a detrimental effect on the price or value of the security as far as the Portfolio is concerned. In other cases, however, the ability of the Portfolio to participate in volume transactions will produce better executions and prices for the Portfolio. It is the current opinion of the Trustees of the Portfolio that the desirability of retaining the Manager as investment adviser to the Portfolio outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions. During the period from January 1, 1999 to December 31, 1999, the Growth Stock Portfolio paid total commissions of $67,629 ($78,411 in 1998; $100,888 in 1997) on the purchase and sale of securities, of which $7,520 in commissions were paid on the purchase and sale of futures and options contracts.

                        VALUATION OF PORTFOLIO SECURITIES

     Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Equity securities for which the primary market is the U.S. are valued at last sale price or, if no sale has occurred, at the closing bid price. Short-term securities less than 60 days to maturity are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. Fixed-income securities are valued primarily by a pricing service that uses a vendor security valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

     This twofold approach is believed to more accurately reflect fair value because it takes into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data without exclusive reliance upon quoted, exchange, or over-the-counter prices.

     Securities and other assets for which there is no readily available market are valued in good faith by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the Portfolio if, in the opinion of the Board of Trustees, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such securities.

     Generally, the valuation of equity securities, as well as corporate bonds, U.S. government securities, money market instruments, and repurchase agreements, is substantially completed each day at the close of the New York Stock Exchange
(NYSE).

     The values of any such securities held by the Portfolio are determined as of such time for the purpose of computing the Portfolio's net asset value. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then the security will be valued as determined in good faith by the Board of Trustees.

                             THE FUND'S DISTRIBUTOR

     Morgan Keegan acts as distributor of the fund's shares pursuant to an Underwriting Agreement between the fund and Morgan Keegan dated as of February 26, 1999, as amended ("Underwriting Agreement"). The shares of the fund are offered continuously. The Underwriting Agreement obligates Morgan Keegan to provide certain services and to bear certain expenses in connection with the offering of fund shares, including, but not limited to: printing and distribution of prospectuses and reports to prospective shareholders; preparation and distribution of sales literature and advertising; administrative and overhead cost of distribution, such as the allocable costs of executive office time expended on developing, managing and operating the distribution program; operating expenses of branch offices, sales training expenses, and telephone and other communication expenses. Morgan Keegan compensates investment brokers of Morgan Keegan and other persons who engage in or support distribution of shares and shareholder service based on the sales for which they are responsible and the average daily net asset value of fund shares in accounts of their clients. Morgan Keegan also pays special additional compensation and promotional incentives from time to time to investment brokers for sales of fund shares.

     The fund has adopted a Distribution Plan with respect to the Class A shares and Class C shares (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, distribution fees will be paid at an aggregate annual rate of up to 0.25% for Class A shares. Under the Plan, distribution and service fees will be paid at an aggregate annual rate of up to 1.00% for Class C shares of the fund's average daily net assets attributable to shares of that class. Class I shares are not subject to a distribution and service fee.

     Service fees and distribution fees paid by the fund to Morgan Keegan under the plan may exceed or be less than Morgan Keegan's expenses thereunder. No interested person of the funds or non-interested director had a direct or indirect interest in the Plan or related agreements. The fund benefits from the Plan by virtue of an ongoing broker's involvement with individual customers as well as the benefit from continued promotion.

     The Plan was approved by the Initial Shareholder on October 31, 2000, and as required by Rule 12b-1 under the 1940 Act, by the Board of Directors on August 21, 2000, including a majority of the directors who are not "interested persons" of the fund, as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or the Underwriting Agreement (the "Qualified Directors").

     In approving the Plan, in accordance with the requirements of Rule 12b-1, the Board of Directors determined that the service and distribution fees were reasonable in view of the compensation Morgan Keegan investment brokers can receive relative to the compensation offered by competing funds. The Board of Directors also determined that the fees are reasonable in light of the service and distribution fees paid by other similar funds. Finally, the Directors determined that there was a reasonable likelihood that the

Plan, and the amendments to the Plan, would benefit the fund and its shareholders. This determination was based, in part, on the belief that the Plan enables the fund to have Morgan Keegan investment brokers available to promote and sell the fund, thereby assisting the fund to attract assets. Growth of assets is expected to benefit both the fund and the Adviser. The fund is expected to benefit from the potential for economies of scale in its operations that can arise from growth in assets, as well as from the increased potential for flexibility in portfolio management resulting from a net inflow of assets, as opposed to net redemptions. Shareholders of the fund are expected to benefit from continuing services provided by investment brokers and other staff members of Morgan Keegan as distributor. The Adviser and Morgan Keegan are expected to benefit from the fact that their advisory, service and distribution fees, which are based on a percentage of assets, increase as fund assets grow and that their brokerage commissions and transfer fees will also increase as assets grow. The Directors acknowledged, however, that there is no assurance that benefits to the fund will be realized as a result to the Plan. In considering whether to continue the Plan, the Directors, among other things, also reviewed the expenses of the Plan, alternative methods of distributing fund shares, and the overall expected costs and benefits to the fund.

     The Plan may be terminated by vote of a majority of the Qualified Directors or by vote of a majority of the outstanding voting securities of the fund. Termination of the Plan terminates any obligation of the fund to pay service and distribution fees to Morgan Keegan, other than service and distribution fees that may have accrued but that have not been paid as of the date of termination. Any change in the Plan that would materially increase the service and distribution costs to the fund requires shareholder approval; otherwise the Plan may be amended by the Directors, including a majority of the Qualified Directors, as described above.

     The Plan, as currently in effect, will continue for successive one-year periods, provided that each such continuance specifically is approved by (1) the vote of a majority of the Qualified Directors and (2) the vote of a majority of the entire Board of Directors.

     Rule 12b-1 requires that any person authorized to direct the disposition of monies paid or payable by the fund pursuant to the Plan or any related agreement shall provide to the fund's Board of Directors, and the Directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which expenditures were made. Rule 12b-1 also provides that the fund may rely on that rule only if the selection and nomination of the fund's independent directors are committed to the discretion of such independent directors.

     The current Underwriting Agreement was approved initially by vote of the Board and the Qualified Directors on August 21, 2000. The Underwriting Agreement is subject to the same provisions for annual renewal as the Plan. In addition, the Underwriting Agreement will terminate upon assignment or upon 60 days' notice from Morgan Keegan. The fund may terminate the Underwriting Agreement, without penalty, upon 60 days' notice, by a majority vote of either its Board of Directors, the Qualified Directors, or the outstanding voting securities of the fund.

                        DESCRIPTION OF THE FUND'S SHARES

     The fund is a diversified open-end management investment company incorporated as a Maryland corporation. The Articles of Incorporation permit the Board of Directors the right to issue two billion shares (2,000,000,000), par value of one tenth of one cent ($0.001). Under the Articles of Incorporation, the Directors have the authority to divide or combine the shares into a greater or lesser number, to classify or reclassify any unissued shares of the Company into one or more separate series or class of shares, without further action by the shareholders. As of the date of this Statement of Additional Information, the Directors have authorized six series of shares (Morgan Keegan Core Equity Fund, Morgan Keegan Utility Fund, Morgan Keegan Intermediate Bond Fund, Morgan Keegan High Income Fund, Morgan Keegan Select Financial Fund, and Morgan Keegan Select Capital Growth Fund) and the issuance of three classes of shares of each fund, designated as Class A, Class C, and Class I. Shares are freely transferable and have no preemptive, subscription of conversion rights. When issued, shares are fully paid and non-assessable.

     The Articles of Incorporation provide that all dividends and distributions on shares of each series or class will be distributed pro rata to the holders of that series or class in proportion to the number of shares of that series or class held by such holders. In calculating the amount of any dividends or distributions, (1) each class will be charged with the transfer agency fee attributable to that class, (2) each class separately with such other expenses as may be permitted by the SEC and the Board of Directors, and (3) all other fees and expenses shall be charged to the classes, in the proportion that the net assets of that class bears to the net assets of the applicable series.

     Each class will vote separately on matters pertaining only to that class, as the Board of Directors may determine. On all other matters, all classes shall vote together and every share, regardless of class, shall have an equal vote with every other share. Except as otherwise provided in the Articles of Incorporation, the By-laws of the Company or as required by the provisions of the 1940 Act, all matters will be decided by a vote of a majority of the outstanding voting securities validly cast at a meeting at which a quorum is present. One-third of the aggregate number of shares of that series or class outstanding and entitled to vote shall constitute a quorum for the transaction of business by that series or class.

     Unless otherwise required by the 1940 Act or the Articles of Incorporation, the fund has no intention of holding annual meetings of shareholders. The fund's shareholders may remove a Director by the majority of all votes of the Company's outstanding shares and the Board of Directors shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 25% of the outstanding shares of the fund. At least two-thirds of the Directors holding office must have been elected by the shareholders.

     INVESTMENT STRUCTURE. Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the fund seeks to achieve its investment objectives by investing substantially all of its assets in the Growth Stock Portfolio (the "Portfolio"), a separate registered investment company with the same investment objectives as the fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the fund, the Portfolio may sell beneficial interests to other mutual funds or investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the fund. Investors in the fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. You may obtain information concerning other holders of interests in the Portfolio by contacting the fund.

     The Growth Stock Portfolio is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Board of Directors of the Company believe that neither the fund nor its shareholders will be adversely affected by reason of the fund's investing in the Portfolio. In addition, whenever the Company is requested to vote on matters pertaining to the fundamental policies of the Portfolio, the Company will hold a meeting of the fund's shareholders and will cast its vote as instructed by the fund's shareholders.

     Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for traditionally structured funds that have large or institutional investors.) Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Company is requested to vote on matters pertaining to the Portfolio, the Company will hold a meeting of shareholders of the fund and will cast all of its votes in the same proportion as do the fund's shareholders. Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Company to withdraw the fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Portfolio). If such securities are distributed, the fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the fund.

     The fund may withdraw its investment from its corresponding Portfolio at any time, if the Board of Directors of the Company determines that it is in the best interests of the fund to do so. Upon any such withdrawal, the Board of Directors would consider what action might be taken, including the investment of all the assets of the fund in another pooled investment entity having the same investment objectives as that fund or the retaining of an investment adviser to manage the fund's assets in accordance with the investment policies with respect to that fund's corresponding Portfolio. The inability to find an adequate investment pool or investment adviser could have a significant impact on shareholders' investment in the fund.

     As stated in "Additional Information about Investment Limitations and Policies," except as otherwise expressly provided herein, the fund's investment objectives and policies are not fundamental and may be changed by the Board of Directors without shareholder approval.

                      THE FUND'S CUSTODIAN, TRANSFER AGENT,
                           DIVIDEND DISBURSING AGENT
                                      AND
                       PORTFOLIO ACCOUNTING SERVICE AGENT

     Morgan Keegan & Company, Inc., Morgan Keegan Tower, Fifty Front Street, Memphis, Tennessee 38103, serves as the transfer and dividend disbursing agent of the fund. For these services, Morgan Keegan, the fund's distributor, receives from the fund a fee of $5,000 per month, or $60,000 per year.

     Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017, provides accounting services to the Portfolio. The minimum annual fee for accounting services for the Portfolio is $7,500. Subject to the applicable minimum fee, the Portfolio's annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of the Portfolio's average net assets.

     Mutual Funds Service Co. also serves as Administrator to the fund pursuant to an Administration Services Agreement. Services provided to the fund include coordinating and monitoring any third party services to the fund; providing the necessary personnel to perform administrative functions for the fund; assisting in the preparation, filing and distribution of proxy materials, periodic reports to Directors and shareholders, registration statements and other necessary documents. The fund incurs an annual fee, payable monthly, of 0.05% of the fund's average net assets, subject to a minimun annual fee of $15,000 the first year and $30,000 each year thereafter. These fees are reviewable annually by the Directors of the fund and the Trustees of the Portfolio.

     Shareholders who request an historical transcript of their account will be charged a fee based on the number of years researched. The fund reserves the right, upon 60 days' written notice, to make other charges to investors to cover administrative costs.

     Firstar Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202, is custodian of the assets of the Portfolio and of the FUND. The custodian is responsible for the safekeeping of the Portfolio's assets and the appointment of subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the Portfolio or in deciding which securities are purchased or sold by the Portfolio. The Portfolio may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

                            THE FUND'S LEGAL COUNSEL

     Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, serves as counsel to the fund and has passed upon certain matters in connection with this offering.

                     THE FUND'S CERTIFIED PUBLIC ACCOUNTANTS

     KPMG LLP are the fund's independent certified public accountants. KPMG LLP will perform an audit of the fund's financial statements and review the fund's federal and state income tax returns.

                              FINANCIAL STATEMENTS

     Financial Statements for the Portfolio are presented on the following pages. The fund has no prior operations and therefore, no historic financial statements.

                            UTILITIES STOCK PORTFOLIO
                Portfolio of Investments as of December 31, 1999


   INDUSTRIES/CLASSIFICATIONS                             SHARES OR FACE AMOUNT        VALUE
   --------------------------                             ---------------------        -----

   COMMON STOCKS - 100.0%

       ELECTRIC/GAS UTILITY - 7.2%
            AGL Resources, Inc.                                         21,955  $       373,235
            MDU Resources Group, Inc.                                   14,220          284,400
            NiSource Inc.                                               16,355          292,346
            UtiliCorp United, Inc.                                      19,998          388,701
                                                                                      1,338,682

       ELECTRIC UTILITY - 11.9%
            Cinergy Corp.                                               11,420          273,366
            Keyspan Corp.                                               25,190          584,093
            LG&E Energy Corp.                                           27,864          485,879
            Scottish Power PLC - ADR                                    10,469          293,121
            TECO Energy, Inc.                                           31,115          577,572
                                                                                      2,214,031

       NATURAL GAS (DISTRIBUTOR) - 18.3%
            Columbia Energy Group                                        8,905          563,241
            Eastern Enterprises                                          7,975          458,064
            MCN Energy Group Inc.                                        40655          965,556
            Nicor Inc.                                                   4,975          161,687
            WICOR, Inc.                                                  14075          410,814
            Williams Cos., Inc.                                          27550          841,997
                                                                                      3,401,359

       OIL/GAS (DOMESTIC) - 20.2%
            Enron Corp.                                                 10,445          463,497
            El Paso Natural Gas Co.                                     28,420        1,103,051
            Kinder Morgan Energy Partners, L.P. #                       19,724          817,313
            Kinder Morgan Inc.                                          25,680          518,415
            Peoples Energy Corp.                                        10,585          354,598
            Questar Corp.                                               33,345          500,175
                                                                                      3,757,049

       TELECOMMUNICATION EQUIPMENT - 0.9%
            P-Com, Inc. #                                               20,000          176,875
                                                                                        176,875

       TELECOMMUNICATION SERVICES - 34.2%
            Alltel Corp.                                                 7,420          613,541
            AT&T Corp.                                                  10,635          535,073
            BCE, Inc.                                                    9,395          847,312
            CenturyTel, Inc.                                            17,035          807,033
            Global Crossings Ltd. #                                     21,585        1,079,237
            GTE Corp.                                                    9,585          676,342
            MCI Worldcom Inc. #                                         10,613          563,126
            SBC Communications, Inc.                                     9,650          470,438
            U.S. West Communications Group                              10,950          788,400
                                                                                      6,380,502

       WATER UTILITY - 7.3%
            American Water Works Co., Inc.                              33,600          714,000
            Azurix Corp. #                                              73,000          652,437
                                                                                      1,366,437

       TOTAL COMMON STOCKS
       (Cost  $16,563,595 )                                                          18,634,935





   INDUSTRIES/CLASSIFICATIONS                             SHARES OR FACE AMOUNT        VALUE
   --------------------------                             ---------------------        -----
   U.S. TREASURY BILLS - 0.0%

    *  4.30%, due 01/06/00                                               1,000            1,000

       TOTAL U.S. TREASURY BILLS
       (Cost  $1,000 )                                                                    1,000

   TOTAL INVESTMENTS - 100.0%
   (Cost  $16,564,595 )                                                             $18,635,935


   TRUSTEE DEFERRED COMPENSATION**
            Flex-funds Highlands Growth Fund                               234            5,206
            Flex-funds Muirfield Fund                                      349            2,210
            Flex-funds Total Return Utilities Fund                          66            1,333
            Flex-Partners International Equity Fund                        183            3,133

       TOTAL TRUSTEE DEFERRED COMPENSATION
       (Cost  $11,090 )                                                                 $11,882

     ADR:American Depositary Receipts

     L.P.Limited Partnership

     #    Represents non-income producing securities.

     *    Pledged as collateral on Letter of Credit.

     ** Assets of affiliates to the Utility Stock Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustees Deferred Compensation Plan.

     See accompanying notes to financial statements.

                             GROWTH STOCK PORTFOLIO
                Portfolio of Investments as of December 31, 1999

                                              SHARES OR FACE
INDUSTRIES/CLASSIFICATIONS                        AMOUNT             VALUE
--------------------------                        ------             -----

COMMON STOCKS - 92.9%

   AEROSPACE/DEFENSE - 0.7%
   Boeing Co.                                       3,900  $       161,606
   General Dynamics Corp.                             600           31,650
   Lockheed Martin Corp.                            1,870           40,906
   Northrup Grumman Corp.                             200           10,813
   Raytheon Co. - Class B                           1,000           26,563
   Textron, Inc.                                      740           56,749
   United Technologies Corp.                        2,000          130,000
                                                                   458,287

   AIR TRANSPORTATION - 0.3%
   AMR Corp. #                                        725           48,575
   Delta Air Lines, Inc.                              685           34,122
   Frontier Airlines #                              1,990           22,636
   Southwest Airlines                               2,437           39,297
   USAir Group #                                    1,000           32,063
                                                                   176,693

   ALUMINUM - 0.3%
   Aluminum Company of America                      2,460          204,180

   AUTO & TRUCK - 1.2%
   Ford Motor Co.                                   4,900          261,231
   General Motors Corp.                             5,000          363,438
   Genuine Parts Co.                                5,400          133,988
   TRW, Inc.                                          620           32,201
                                                                   790,858

   BANKING - 1.1%
   Washington Mutual Savings Bank                   2,303           59,590
   Wells Fargo Co.                                 15,900          642,956
                                                                   702,546

   BEVERAGE -- ALCOHOLIC - 0.3%
   Anheuser-Busch Cos., Inc.                        2,900          205,538


   BEVERAGE -- SOFT DRINK - 1.2%
   Coca-Cola Co.                                    9,000          524,250
   Pepsico, Inc.                                    7,600          267,900
                                                                   792,150

   BROADCASTING - 0.3%
   SFX Entertainment Inc. #                         3,900          141,131
   World Wrestling Federation Entertainment Co. #   1,000           17,250
                                                                   158,381

   BUILDING MATERIALS - 0.1%
   Masco Corp.                                      1,860           47,198
   Vulcan Materials Co.                               590           23,563
                                                                    70,761

   CAPITAL GOODS - 0.1%
   Eaton Corp.                                        367           26,653
   Ingersoll-Rand                                     839           46,197
                                                                    72,850

                                              SHARES OR FACE
INDUSTRIES/CLASSIFICATIONS                        AMOUNT             VALUE
--------------------------                        ------             -----

  CHEMICAL -- DIVERSIFIED - 1.0%
   Air Products & Chemicals, Inc.                     570           19,131
   Dow Chemical Co.                                 1,210          161,686
   E.I. du Pont de Nemours & Co.                    3,650          240,444
   Imperial Chemical Industries                       680           28,943
   Monsanto Corp.                                   2,900          103,313
   Praxair, Inc.                                      840           42,263
   Rohm & Haas Co.                                  1,185           48,215
                                                                   643,995

   CHEMICAL -- SPECIALTY - 0.1%
   Eastman Chemical Co.                               500           23,844
   MacDermid Inc.                                     800           32,850
   Sigma Aldrich                                      610           18,338
                                                                    75,032

   COMMERCIAL SERVICES - 0.3%
   Cendant Corp. #                                  4,600          122,188
   Dun & Bradstreet                                 1,470           43,365
                                                                   165,553

   COMPUTERS & PERIPHERALS - 4.8%
   Apple Computer #                                   720           74,025
   Compaq Computer Corp.                            6,710          182,428
   Dell Computer Corp. #                           10,210          520,710
   EMC Corp./Mass #                                 5,460          596,505
   Gateway 2000, Inc. #                             1,500          108,094
   IBM Corp.                                        7,830          845,640
   Micron Technology, Inc. #                          820           63,755
   QRS Corporation Delaware #                         320           33,380
   Sanmina Corp #                                     850           84,894
   Seagate Technology Inc. #                          950           44,234
   Sun Microsystems #                               7,460          577,684
                                                                 3,131,349

   COMPUTER SOFTWARE & SERVICES - 8.0%
   America Online, Inc. #                          10,710          806,597
   BMC Software, Inc. #                             1,460          116,709
   Ceridian Co. #                                     840           18,113
   Computer Associates International Inc.           2,380          166,451
   Computer Sciences Corp. #                          790           74,754
   Compuware Corp. #                                  820           30,545
   Electronic Data System Corp.                     2,450          163,997
   Microsoft Corp. #                               25,100        2,930,425
   Novell, Inc. #                                   1,490           59,507
   Oracle Corp. #                                   7,400          829,263
   Unisys Corp. #                                   1,270           40,561
                                                                 5,236,922


   CONSUMER NON-DURABLE - 2.3%
   Corning Inc.                                     1,240          159,883
   Fortune Brands, Inc.                             7,800          257,888
   Gillette Co.                                     5,800          238,888
   Haggar Corp.                                    11,500          130,813
   Procter & Gamble Co.                             6,500          712,156
                                                                 1,499,628


   COSMETICS - 0.5%
   Avon Products Inc.                               3,300          108,900
   Kimberly Clark                                   3,300          215,325
                                                                   324,225

Growth Stock Portfolio, continued on next page

                                              SHARES OR FACE
INDUSTRIES/CLASSIFICATIONS                        AMOUNT             VALUE
--------------------------                        ------             -----

Growth Stock Portfolio, continued

   DATA PROCESSING - 0.5%
   Automatic Data Processing, Inc.                  3,300          177,788
   First Data Corp.                                 2,170          107,008
   Fiserv, Inc. #                                     910           34,864
                                                                   319,660

   DIVERSIFIED - 1.2%
   Honeywell International Inc.                     3,402          196,253
   Minnesota Mining & Manufacturing Co.             1,570          153,664
   Norfolk Southern Corp.                           1,830           37,515
   PPG Industries, Inc.                               830           51,927
   Tyco International                               7,860          306,540
                                                                   745,899

   DRUG - 5.5%
   Abbott Labs                                      6,830          248,014
   Bristol Myers Squibb                            10,870          697,718
   Eli Lilly & Co.                                  4,550          302,575
   Merck & Co., Inc.                               10,830          726,287
   Pfizer, Inc.                                    20,210          655,562
   Pharmacia & Upjohn                               1,470           66,150
   Schering Plough Corp.                            9,550          404,681
   Warner Lambert Co.                               4,800          393,300
                                                                 3,494,287

   DRUGSTORE - 0.2%
   Rite Aid Corp.                                  11,400          127,538

   ELECTRIC -- INTEGRATED - 0.2%
   Edison International                             1,800           47,138
   FPL Group, Inc.                                    960           41,100
   Teco Energy Inc.                                 2,930           54,388
                                                                    142,626

   ELECTRIC UTILITY - 0.5%
   AES Corp. #                                      2,460          183,885
   Duke Power Co.                                   2,940          147,368
                                                                   331,253

   ELECTRICAL EQUIPMENT - 4.3%
   General Electric Corp.                          17,552        2,712,858


   ELECTRONIC COMPONENT SEMICONDUCTORS - 4.6%
   Advanced Micro Devices Inc. #                    1,520           43,985
   Applied Materials, Inc. #                        1,880          238,173
   Caliper Technology  #                              580           38,715
   Epcos AG - Sponsored ADR #                       1,650          122,925
   Intel                                           14,750        1,214,109
   KLA -Tencor Corp. #                                600           66,825
   LSI Logic Corp. #                                  810           54,675
   Maxim Integrated Products Inc. #                 1,100           51,906
   Motorola, Inc.                                   3,600          530,100
   STMicroelectronics NV                              860          130,236
   Texas Instruments Inc.                           3,620          349,783
   Xilinx Inc. #                                    2,360          107,306
                                                                 2,948,738

                                              SHARES OR FACE
INDUSTRIES/CLASSIFICATIONS                        AMOUNT             VALUE
--------------------------                        ------             -----

   ELECTRONIC COMPONENTS - 0.3%
   Emerson Electric                                 3,674          210,796

   ELECTRONICS - 0.1%
   Rockwell International Corp.                       840           40,215
   Scientific Atlanta                                 680           37,995
                                                                    78,210
   FINANCE - 6.3%
   Bank One Corp.                                   4,326          138,432
   BankAmerica Corp.                               10,214          512,615
   Chase Manhattan Corp.                            3,900          302,981
   Equifax, Inc.                                      710           16,729
   Fannie Mae                                       6,600          412,088
   First Union Corp.                                4,968          163,634
   FleetBoston Financial Corp.                      7,008          243,966
   Freddie Mac                                      9,300          437,681
   Lehman Brothers Holdings, Inc.                   1,500          127,031
   Mellon Bank Corp.                                7,200          245,250
   Merrill Lynch & Co.                                800           66,650
   Metris Cos., Inc.                               10,000          356,875
   Morgan Stanley Dean Witter & Co.                 1,800          256,950
   PNC Bank Corp.                                   3,100          137,950
   Providian Financial Corp.                        5,650          514,503
   Ryder Systems, Inc.                                310            7,576
   SLM Holding Corp.                                4,000          169,000
                                                                 4,109,911

   FINANCIAL SERVICES - 3.6%
   American Express Co.                             1,700          282,625
   Associates First Capital                        10,400          285,350
   Avery Dennison Corp.                               920           67,045
   Capital One Financial Corp.                     20,600          992,663
   Citigroup Inc.                                  11,995          667,972
   Concord EFS Inc. #                                 690           17,768
   H&R Block, Inc.                                  1,370           59,938
                                                                 2,373,361

   FOOD -- DIVERSIFIED - 1.3%
   General Mills                                    4,800          171,600
   Hershey Food Corp.                               2,700          128,081
   Safeway Inc. #                                   3,300          117,975
   Sara Lee Corp.                                  10,200          225,038
   Sysco Corp.                                      5,700          225,506
                                                                   868,200

   FOREST PRODUCTS - 0.2%
   Georgia Pacific Corp.                              860           43,645
   Weyerhauser Co.                                  1,120           80,430
   Willamette Industries, Inc.                        640           29,720
                                                                   153,795

   GOLD/SILVER MINING - 0.1%
   Barrick Gold Corp.                               2,090           36,967

   HEALTH - 1.3%
   American Home Products                           5,820          228,435
   Johnson & Johnson                                6,910          644,358
                                                                   872,793

Growth Stock Portfolio, continued on next page

                                              SHARES OR FACE
INDUSTRIES/CLASSIFICATIONS                        AMOUNT             VALUE
--------------------------                        ------             -----

Growth Stock Portfolio, continued

   INSTRUMENTS -- CONTROLS - 0.0%
   Johnson Controls Inc.                              432           24,570
                                                                    24,570

   INSTRUMENTS -- SCIENTIFIC - 0.1%
   PE Biosystems Group                                380           45,719


   INTERNET SERVICE - 0.5%
   Yahoo, Inc. #                                      740          320,189

   INSURANCE -- MULTILINE - 2.2%
   Allstate                                         6,700          160,800
   American International Group                    10,543        1,139,962
   PMI Group                                        3,300          161,081
                                                                 1,461,843

   MACHINERY - 0.3%
   Caterpillar, Inc.                                1,813           85,324
   Deere & Co.                                      1,197           51,920
   Dover Corp.                                      1,071           48,597
                                                                   185,841

   MANUFACTURING - 0.1%
   Mueller Industries, Inc. #                       1,150           41,688
   Owens Illinois #                                   780           19,549
                                                                    61,237

   MARKETING SERVICES - 0.2%
   Omnicom Group, Inc.                              1,205          120,500

   MATERIALS & SERVICES - 0.4%
   Champion International Corp.                       425           26,323
   Dana Corp.                                         970           29,039
   Ecolab, Inc.                                     1,970           77,076
   Illinois Tool Works, Inc.                        1,730          116,883
   Sherwin-Williams Co.                             1,070           22,470
                                                                   271,791

   MEDICAL PRODUCTS - 1.3%
   Amgen, Inc. #                                    4,600          276,288
   Biogen Inc.#                                       400           33,800
   Guidant Corp. #                                    810           38,070
   Human Genome #                                     890          135,836
   IDEC Pharmaceuticals Corp. #                       980           96,285
   MedImmune, Inc. #                                1,260          209,003
   Millennium Pharmaceutical #                        400           48,800
                                                                   838,082

   MEDICAL HMO - 0.0%
   Wellpoint Health Networks #                        390           25,716

   MEDICAL SERVICES - 0.4%
   Columbia/HCA Healthcare Corp.                    2,410           70,643
   Health Management #                              5,120           68,480
   IMS Health, Inc.                                 1,080           29,363
   Shared Medical Systems                             310           15,791
   Tenet Healthcare Corp. #                         2,230           52,405
                                                                   236,682

   MEDICAL SUPPLIES - 0.5%
   Boston Scientific Co. #                          1,200           26,250
   Cardinal Health Inc                              1,220           58,408

                                              SHARES OR FACE
INDUSTRIES/CLASSIFICATIONS                        AMOUNT             VALUE
--------------------------                        ------             -----

   Medtronic, Inc.                                  6,970          253,969
                                                                   338,627

   MULTIMEDIA - 1.0%
   Time Warner Inc.                                 6,300          456,356
   Viacom Inc Class B  #                            3,000          181,313
                                                                   637,669

   NATURAL GAS DISTRIBUTOR - 0.3%
   MCN Corp.                                        4,770          113,288
   Williams Cos., Inc.                              2,600           79,463
                                                                   192,751

   NETWORKING PRODUCTS - 2.9%
   3COM Corp. #                                       980           46,060
   Cisco Systems, Inc. #                           16,860        1,806,128
   Network Appliance #                                840           69,773
                                                                 1,921,961
   OFFICE AUTOMATION & EQUIPMENT - 1.2%
   Hewlett Packard                                  5,620          639,275
   Pitney Bowes, Inc.                               1,325           64,014
   Xerox Corp.                                      2,180           49,595
                                                                   752,884

   OIL/GAS -- DOMESTIC - 0.8%
   Atlantic Richfield                               1,700          147,050
   Baker Hughes                                     1,540           32,436
   Burlington Resources                             1,000           33,063
   Devon Energy                                     1,200           39,450
   Enron Corp.                                      3,000          133,125
   Noble Affiliates Inc.                            2,100           45,019
   Noble Drilling Co. #                             1,300           42,575
   USX Marathon Group                               2,800           69,125
                                                                   541,843


   OIL/GAS -- INTERNATIONAL - 2.7%
   Chevron Corp.                                    3,200          277,200
   Exxon Corp.                                     18,362        1,479,289
   Transocean Sedco                                   621           20,913
                                                                 1,777,402

   OILFIELD SERVICES/EQUIPMENT - 0.6%
   Coastal Corp.                                    1,900           67,331
   Kerr-McGee Corp.                                 1,000           62,000
   Schlumberger Ltd.                                3,200          179,600
   Smith International Inc.  #                      1,500           74,531
                                                                   383,462

   OIL & NATURAL GAS - 0.1%
   Apache Corp.                                     1,200           44,325
   Amerada Hess                                       500           28,375
   Ocean Energy, Inc. #                            10,160           78,740
                                                                   151,440

   PAPER & FOREST PRODUCTS - 0.2%
   International Paper                              2,185          123,316
   Mead Corp.                                         840           36,488
                                                                   159,804

Growth Stock Portfolio, continued on next page

                                              SHARES OR FACE
INDUSTRIES/CLASSIFICATIONS                        AMOUNT             VALUE
--------------------------                        ------             -----

Growth Stock Portfolio, continued

   PETROLEUM -- INTEGRATED - 1.4%
   Conoco, Inc. - Class B                           4,500          111,938
   Occidental Petroleum Corp.                       3,600           77,850
   Royal Dutch Petroleum                            9,700          587,456
   Texaco                                           3,100          168,369
                                                                   945,613

   PUBLISHING - 0.4%
   The Reader's Digest Association, Inc.            9,500          277,875


   RAILROAD TRANSPORTATION - 0.2%
   Burlington Northern Santa Fe                     2,005           48,621
   Kansas City Southern Industries, Inc.              540           40,298
   Union Pacific Corp.                                765           33,421
                                                                   122,340

   RENTAL -- AUTO/EQUIPMENT - 0.4%
   The Hertz Corp.                                  5,600          280,700
                                                                   280,700

   RESTAURANT - 0.7%
   McDonalds Corp.                                  6,500          262,031
   Wendy's International, Inc.                     10,400          216,450
                                                                   478,481

   RETAIL GROCERY - 0.2%
   Albertson's, Inc.                                3,700          119,325

   RETAIL STORE - 2.2%
   Action Performance #                            23,400          269,100
   Amazon.Com #                                       500           38,063
   Kmart #                                         40,000          402,500
   PETsMART, Inc. #                                30,000          172,500
   WalMart Stores, Inc.                             8,000          553,000
                                                                 1,435,163

   RUBBER/PLASTICS - 0.5%
   Newell Rubbermaid Co.                           10,700          310,300


   S&L / THRIFTS -- SOUTHERN U.S. - 0.1%
   Greater Atlantic Financial Corp. #              10,000           44,375


   SERVICES  - 0.1%
   Paychex Inc.                                     1,675           67,000


   STEEL - 0.0%
   Nucor Corp.                                        410           22,473

   TELECOMMUNICATION EQUIPMENT - 3.6%
   General Instrument Corp. #                         890           75,650
   JDS Uniphase Corp. #                             1,960          316,173
   Loral Space & Communications Ltd. #             10,110          245,799
   Metromedia Fiber Network Inc. - Class A #        3,880          185,998
   Nokia Corp. - ADR - Class A                        150           28,659
   Nortel Networks                                  6,300          636,300
   P-Com, Inc. #                                    8,760           77,471
   QUALCOMM, Inc. #                                 3,280          577,690
   Sprint Corp. PCS Group #                         2,285          234,213
                                                                 2,377,953

   TELECOMMUNICATION SERVICES - 11.6%
   AT&T Corp.                                      17,095          860,092
   Bell Atlantic Corp.                              8,590          528,822
   BellSouth Corp.                                 10,980          514,001

                                              SHARES OR FACE
INDUSTRIES/CLASSIFICATIONS                        AMOUNT             VALUE
--------------------------                        ------             -----

   CenturyTel, Inc.                                 1,730           81,959
   Global Crossing LTD #                           24,429        1,221,450
   GTE Corp.                                        5,320          375,393
   Lucent Technologies Inc.                        14,700        1,102,500
   MCI Worldcom, Inc. #                            19,167        1,017,049
   Nextel Communications #                          2,630          271,219
   Qwest Communications #                           4,090          175,870
   SBC Communications                              17,674          861,608
   Sprint Corp. FON Group                           2,370          159,531
   Teleglobe Inc.                                   5,720          129,773
   Tellabs, Inc. #                                  1,590          102,058
   U.S. West, Inc.                                  2,665          191,880
                                                                 7,593,205

   TOBACCO - 0.7%
   Gallaher Group, PLC - ADR                       11,400          175,275
   Philip Morris Cos.                              12,500          287,500
                                                                   462,775

   TOYS - 1.9%
   Hasbro Bradley Inc.                              9,450          179,550
   JAKKS Pacific Co. #                              7,600          142,025
   Toys "R" Us Inc. #                              64,000          916,000
                                                                 1,237,575

   TRANSPORTATION - 0.1%
   FDX Corp. #                                      1,000           40,938

   TRUCKING/TRANSPORTATION LEASING - 0.0%
   CSX, Corp.                                       1,017           31,908

   WATER UTILITY  - 0.2%
   Azurix Corp. #                                  16,095          143,849

 TOTAL COMMON STOCKS
 (Cost $43,996,840 )                                            60,677,701

U.S. TREASURY OBLIGATIONS - 0.9%

       U.S. Treasury Bills
       ** 4.30%  01/06/00                           6,000            5,997
       *  5.04%  03/09/00                         600,000          594,112

        TOTAL U.S. TREASURY OBLIGATIONS
        (Cost  $600,285 )                                          600,109

REPURCHASE AGREEMENT - 6.2%

          Bank of America Securities LLC, 4.60%,
          01/03/00, (Collateralized by $4,165,707
          various commercial papers, 5.50%,
          03/14/00 - 03/24/00                   4,037,000        4,037,000

       TOTAL REPURCHASE AGREEMENT
       (Cost  $4,037,000 )                                       4,037,000

TOTAL INVESTMENTS - 100.0%
(Cost $48,634,125 )                                            $65,314,810

Growth Stock Portfolio, continued on next page

                                                     CONTRACTS       VALUE
                                                     ---------       -----

FUTURES CONTRACTS

       Long, S&P 500 Futures, face amount                10        3,710,500
          $3,610,500 expiring March 2000

                                                                  $3,710,500


TRUSTEE DEFERRED COMPENSATION***

          Flex-funds Highlands Growth Fund              483           10,771
          Flex-funds Muirfield Fund                     775            4,908
          Flex-funds Total Return Utilities Fund        171            3,462
          Flex-Partners International Equity Fund       377            6,458

          TOTAL TRUSTEE DEFERRED COMPENSATION
          (Cost  $24,138 )                                           $25,599

     ADR: American Depositary Receipt

     #    Represents non-income producing securities.

     *    Pledged as collateral on futures contracts.

     **   Pledged as collateral on Letter of Credit.

     *** Assets of affiliates to the Growth Stock Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.


See accompanying notes to financial statements.

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999


                                                     UTILITIES      GROWTH
                                                       STOCK         STOCK
                                                     PORTFOLIO     PORTFOLIO

Assets:
  Investments, at market value*                     $18,635,935   $61,277,810
  Repurchase agreements, at cost*                           ---     4,037,000
  Trustee deferred compensation investments,             11,882        25,599
    at market value
  Cash                                                      ---           556
  Receivable for securities sold                        695,684           ---
  Receivable for net variation margin on futures            ---         8,500
    contracts
  Receivable from corresponding Fund                        ---           ---
  Interest and dividend receivable                       45,025        43,604
  Prepaid/Other assets                                    1,954           630

Total Assets                                         19,390,480    65,393,699


Liabilities:
  Payable for securities purchased                          ---        64,139
  Payable for Trustee Deferred Compensation Plan         11,882        25,599
  Payable to custodian for cash overdraft             1,292,032           ---
  Payable to investment adviser                          17,541        51,743
  Accrued audit fees                                     13,984        14,813
  Accrued custodian fees                                    958         8,237
  Accrued trustee fees                                      ---         6,307
  Accrued fund accounting fees                            2,198         3,690
  Other accrued liabilities                                 792         1,699

Total Liabilities                                     1,339,387       176,227

Net Assets                                          $18,051,093   $65,217,472

Net Assets:
  Capital                                            15,979,753    48,528,287
  Net unrealized appreciation (depreciation) of       2,071,340    16,689,185
    investments

Net Assets                                          $18,051,093   $65,217,472

  *Securities at cost                               $16,564,595   $48,634,125


  See accompanying notes to financial statements

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999


                                             UTILITIES      GROWTH
                                               STOCK        STOCK
                                             PORTFOLIO    PORTFOLIO

NET INVESTMENT INCOME
  Interest                                      $32,181     $285,463
  Dividends                                     459,721      627,091

Total Investment Income                         491,902      912,554

Expenses:
  Investment advisory fees                      149,369      570,139
  Accounting fees                                19,937       40,870
  Trustees fees and expenses                      8,682       27,375
  Audit fees                                     13,999       14,827
  Custodian fees                                  3,310       27,806
  Other expenses                                  6,292        6,868
  Legal fees                                        372          971
  Insurance                                          85          109

Total Expenses                                  202,046      688,965

  Investment advisory fees waived                   ---          ---
  Directed brokerage payments received              ---       (6,058)

Total Net Expenses                              202,046      682,907

NET INVESTMENT INCOME                           289,856      229,647

REALIZED AND UNREALIZED GAIN (LOSS)
  FROM INVESTMENTS:
  Net realized gain (loss) from futures              ---      245,618
    contracts
  Net realized gain (loss) from investments 3,637,703 5,094,690 Net change in unrealized appreciation
    (depreciation) of investments             (1,322,044)   6,025,737

NET GAIN (LOSS) ON INVESTMENTS                 2,315,659   11,366,045

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                   $2,605,515  $11,595,692

  See accompanying notes to financial statements

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                    UTILITIES       GROWTH
                                                      STOCK         STOCK
                                                    PORTFOLIO     PORTFOLIO
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
  Net investment income                               $289,856       $229,647
  Net realized gain (loss) from investments
    and futures contracts                            3,637,703      5,340,308
  Net change in unrealized appreciation
    (depreciation) of investments                   (1,322,044)     6,025,737
Net increase in net assets
  resulting from operations                          2,605,515     11,595,692

TRANSACTIONS OF INVESTORS' BENEFICIAL INTERESTS:
  Contributions                                     11,399,891    105,405,498
  Withdrawals                                       (9,173,858)  (102,951,461)
Net increase in net assets resulting from
  transactions of investors' beneficial interests    2,226,033      2,454,037

TOTAL INCREASE IN NET ASSETS                         4,831,548     14,049,729

NET ASSETS - Beginning of period                    13,219,545     51,167,743

NET ASSETS - End of period                         $18,051,093    $65,217,472


                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                    UTILITIES      GROWTH
                                                      STOCK         STOCK
                                                    PORTFOLIO     PORTFOLIO
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
  Net investment income                               $218,745      $335,278
  Net realized gain (loss) from investments
    and futures contracts                             (364,390)    4,583,800
  Net change in unrealized appreciation
    (depreciation) of investments                    1,126,399     4,790,713
Net increase in net assets
  resulting from operations                            980,754     9,709,791

TRANSACTIONS OF INVESTORS' BENEFICIAL INTERESTS:
  Contributions                                      6,977,776    74,136,798
  Withdrawals                                       (5,408,703)  (66,072,809)
Net increase (decrease) in net assets
  resulting from transactions of investors'
  beneficial interests                               1,569,073     8,063,989

TOTAL INCREASE (DECREASE) IN NET ASSETS              2,549,827    17,773,780

NET ASSETS - Beginning of period                    10,669,718    33,393,963

NET ASSETS - End of period                         $13,219,545   $51,167,743

  See accompanying notes to financial statements

                              FINANCIAL HIGHLIGHTS

UTILITIES STOCK PORTFOLIO

                                                                                                           Period from
                                                              Year Ended December 31,                   June 21, 1995* to
                                                       1999        1998           1997         1996     December 31, 1995

   Net Assets, End of Period ($000)                  $18,051     $13,220        $10,670       $7,964        $4,291
   Ratio of Expenses to Average Net Assets             1.35%       1.44%          1.60%        1.61%         2.32%(1)
   Ratio of Net Investment Income to
      Average Net Assets                               1.94%       1.73%          1.79%        2.24%         2.09%(1)
   Ratio of Expenses to Average Net Assets
      before directed brokerage payments               1.35%       1.46%          1.65%        1.66%         2.40%(1)
   Ratio of Net Investment Income to Average Net
      Assets before directed brokerage payments        1.94%       1.71%          1.74%        2.19%         2.01%(1)
   Portfolio Turnover Rate                            69.20%      51.36%         41.22%       50.79%         5.06%

(1) Annualized
* Date of commencement of operations


GROWTH STOCK PORTFOLIO

                                                                    Year Ended December 31,
                                                  1999         1998             1997             1996         1995

   Net Assets, End of Period ($000)             $65,217      $51,168          $33,394          $24,414      $24,537
   Ratio of Expenses to Average Net Assets         1.15%       1.25%            1.34%            1.24%        1.25%
   Ratio of Net Investment Income to
      Average Net Assets                           0.39%       0.77%            0.83%            2.33%        3.78%
   Ratio of Expenses to Average Net Assets
      before waiver of fees                        1.16%       1.26%            1.34%            1.24%        1.25%
   Ratio of Net Investment Income to Average
      Net Assets before waiver of fees             0.38%       0.76%            0.83%            2.33%        3.78%
   Portfolio Turnover Rate                        51.22%      79.98%          129.79%           81.66%      337.57%


See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999


1.   ORGANIZATION

Each Fund of The Flex-Partners Trust (the "Trust") invests all of its investable assets in a corresponding open-end management investment company (each a "Portfolio" and collectively the "Portfolios") having the same investment objective as the Fund. Each Portfolio is registered under the Investment Company Act of 1940, as amended (the "Act"), as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York. Each Declaration of Trust permits the Trustees, who are the same for each Portfolio, to issue beneficial interests in each Portfolio.

The investment objective of each Portfolio is as follows:

     The Utilities Stock Portfolio seeks a high level of current income and growth of income by investing primarily in equity securities of domestic and foreign public utility companies; however, it will not invest in electric utilities whose generation of power is derived from nuclear reactors. The Portfolio also seeks capital appreciation, but only when consistent with its primary investment objective.

     The Growth Stock Portfolio seeks capital growth by investing in a diversified portfolio of domestic common stocks with greater than average growth characteristics selected primarily from the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

The financial statements of the Funds are included elsewhere in this report.

2.   SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

Securities which are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation or, lacking any sales, at the closing bid prices. Securities traded over-the-counter are valued at the most recent bid price or yield equivalent as obtained from one or more dealers that make markets in such securities. Mutual funds are valued at the daily redemption value as reported by the underlying fund. The Portfolios obtain prices from independent pricing services which use valuation techniques approved by the Board of Trustees.

Money market securities held in the Portfolios maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued within sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

REPURCHASE AGREEMENTS

Each Portfolio may engage in repurchase agreement transactions whereby the Portfolio takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Portfolio and an obligation of the Portfolio to resell the instrument at an agreed upon price and term. At all times, the Portfolio maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Portfolios may be delayed or limited.

DEFERRED TRUSTEE COMPENSATION

Under a Deferred Compensation Plan (the "Plan") non-interested Trustees may elect to defer receipt of a portion of their annual compensation. Under the Plan, deferred amounts are invested in the shares of the Flex-funds and Flex-Partners Funds. Deferred amounts remain in the Portfolios until distributed in accordance with the Plan.

FUTURES & OPTIONS

Each Portfolio may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the portfolio, or which it intends to purchase. The expectation is that any gain or loss on such transactions will be substantially offset by any gain or loss on the securities in the underlying portfolio or on those which are being considered for purchase.

To the extent that the Portfolio enters into futures contracts on an index or group of securities the Portfolio exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the market value of the index. Upon entering into a futures contract the Portfolio is required to deposit an initial margin, which is either cash or securities in an amount equal to a certain percentage of the contract value. Subsequently, the variation margin, which is equal to changes in the daily settlement price or last sale price on the exchanges where they trade, is received or paid. The Portfolios record realized gains or losses for the daily variation margin when they are recorded as gains or losses from futures contracts.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Portfolio to the loss of the premium paid if the Portfolio does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as an unrealized appreciation or depreciation until closed, exercised or expired.

The Portfolios may write covered call or put options for which premiums received are recorded as liabilities and are subsequently adjusted to current market value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Portfolio records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Portfolio records realized gains for the entire amount of premiums received.

During the year ended December 31, 1999, the Portfolios had the following activity in futures contracts:

                                 LONG CONTRACTS

                                   Number of contracts      Notional amount
GROWTH STOCK PORTFOLIO:
Outstanding, beginning of year                7                  $2,055,875
Contracts opened                            324                 107,321,562
Contracts closed                           (321)               (105,766,937)
Outstanding, end of year                     10                  $3,610,500


LETTER OF CREDIT

Each Portfolio has pledged as collateral a U.S. Government security, cash or other high-grade debt security solely for the benefit of ICI Mutual Insurance Co. for the Portfolios' fidelity bond coverage.

INCOME TAXES

The Portfolios will be treated as a partnership for Federal income tax purposes. As such, each investor in the Portfolios will be subject to taxation on its share of the Portfolios' ordinary income and capital gains. It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to it. Therefore, no Federal income tax provision is required.

SECURITIES TRANSACTIONS

The Portfolios record security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date, and interest income (including amortization of premium and accretion of discount) is recognized as earned.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

R. Meeder & Associates (RMA), a wholly-owned subsidiary of Muirfield Investors, Inc. (MII), provides each Portfolio with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with RMA, Miller/Howard Investments, Inc. and Sector Capital Management, Inc. serve as subadvisor of the Utilities Stock Portfolio and Growth Stock Portfolio, respectively. Sub-subadvisers, selected by Sector Capital Management, Inc., subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by Sector Capital Management, Inc.

For such services the Portfolios pay monthly fees based upon the average daily value of each Portfolio's net assets at the following annual rate: 1.00% of average daily net assets up to $50 million, 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.60% of average daily net assets exceeding $100 million. As subadviser to the Utilities Stock Portfolio, Miller/Howard Investments, Inc. is paid 0.00% of the 1.00% of average daily net assets up to $10 million, 0.40% of the 1.00% of average daily net assets exceeding $10 million up to $50 million, 0.40% of the 0.75% of average daily net assets net assets exceeding $50 million up to $60 million, 0.30% of the 0.75% of average daily net assets exceeding $60 million up to $100 million and 0.25% of the 0.60% of average daily net assets exceeding $100 million. As subadviser to the Growth Stock Portfolio, Sector Capital Management, Inc. is paid 0.30% of the 1.00% of average daily net assets up to $25 million, 0.70% of the 1.00% of average daily net assets exceeding $25 million up to $50 million, 0.40% of the 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.35% of the 0.60% of average daily net assets exceeding $100 million. Sector Capital Management, Inc. pays all sub-subadvisers 0.25% on all average net assets.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of MII, serves as accounting services agent for each Portfolio. In compensation for such services, each Portfolio pays MFSCo an annual fee equal to the greater of:

     a. 0.15% of the first $10 million of average daily net assets, 0.10% of the next $20 million of average daily net assets, 0.02% of the next $50 million of average daily net assets, and 0.01% in excess of $80 million of average daily net assets,

     or

     b. $7,500.

Certain officers and trustees of the Portfolios are also officers or directors of MII, RMA and MFSCo.

4.   SECURITIES TRANSACTIONS

For the year ended December 31, 1999, the cost of purchases and proceeds from sales or maturities of long-term investments for the Portfolios were as follows:

PORTFOLIO                                  PURCHASES           SALES
---------                                  ---------           -----
Utilities Stock Portfolio                $12,829,792         $ 9,928,610
Growth Stock Portfolio                    28,470,710          27,440,601

As of December 31, 1999, the aggregate cost basis of investments and unrealized appreciation (depreciation) for Federal income tax purposes was as follows:



                           COST BASIS    UNREALIZED   UNREALIZED  NET UNREALIZED
PORTFOLIO                OF INVESTMENTS APPRECIATION DEPRECIATION  APPRECIATION
---------                -------------- ------------ ------------  -------------
Utilities Stock Portfolio $16,740,715   $ 3,217,376  $(1,322,156)   $ 1,895,220
Growth Stock Portfolio     48,859,539    19,887,220   (3,423,449)    16,463,771

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of the Utilities Stock Portfolio and Growth Stock Portfolio:

We have audited the accompanying statements of assets and liabilities of the Utilities Stock Portfolio and Growth Stock Portfolio (Portfolios), including the portfolios of investments, as of December 31, 1999, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1999, by confirmation with the custodian and brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Utilities Stock Portfolio and Growth Stock Portfolio at December 31, 1999, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.


KPMG LLP
Columbus, Ohio
February 11, 2000

                         THE MORGAN KEEGAN UTILITY FUND
                 A SERIES OF THE MORGAN KEEGAN SELECT FUND, INC.
                       STATEMENT OF ADDITIONAL INFORMATION
                             ________________, 2000

     The Morgan Keegan Utility Fund is a series of the Morgan Keegan Select Fund, Inc. (the "Company"), a diversified open-end management investment company incorporated in Maryland on October 27, 1998. The fund invests principally in equity securities of domestic and foreign public utility companies; however, the fund will not invest in electric utilities that generate power from nuclear reactors. The fund offers three classes of shares: Class A shares, Class C shares, and Class I shares.

     This Statement of Additional Information is not a prospectus but should be read in conjunction with the fund's Prospectus, dated ______________, 2000, which has been filed with the Securities and Exchange Commission. A copy of the current Prospectus is available without charge from Morgan Keegan & Company, Inc., the fund's distributor. Please retain this document for future reference. Capitalized terms used and not otherwise defined herein have the same meanings as defined in the Prospectus.

                             TABLE OF CONTENTS                           PAGE

     Additional Information About Investment Limitations and Policies      2
     Risk Considerations                                                  23
     Additional Tax Information                                           24
     Additional Purchase and Redemption Information                       26
     Valuation of Shares                                                  27
     Purchase of Shares                                                   28
     Performance Information                                              29
     Tax-Deferred Retirement Plans                                        31
     The Company's Officers and Directors                                 32
     The Portfolio's Officers and Trustees                                35
     The Fund's Investment Adviser                                        38
     The Portfolio's Investment Adviser                                   39
     The Portfolio's Investment Subadviser                                41
     Portfolio Transactions and Brokerage                                 42
     Valuation of Portfolio Securities                                    44
     The Fund's Distributor                                               45
     Description of the Fund's Shares                                     47
     The Fund's Custodian, Transfer Agent, Dividend Disbursing Agent
          and Portfolio Accounting Service Agent                          49
     The Fund's Legal Counsel                                             50
     The Fund's Certified Public Accountants                              50
     Financial Statements                                                 50

INVESTMENT ADVISER                   TRANSFER AGENT & DISTRIBUTOR
------------------                   ----------------------------
Meeder Asset Management, Inc.        Morgan Keegan & Company, Inc.

INVESTMENT SUBADVISER                PORTFOLIO ACCOUNTING SERVICE AGENT
---------------------                AND ADMINISTRATOR
Miller/Howard Investments, Inc.      -----------------------------------
                                     Mutual Funds Service Co.

                          ADDITIONAL INFORMATION ABOUT
                       INVESTMENT LIMITATIONS AND POLICIES

     The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

     The fund's fundamental investment limitations cannot be changed without approval by a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of the fund. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed by the Board of Directors without shareholder approval. THE FOLLOWING ARE THE PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY; PROVIDED THAT NOTHING IN THE FOLLOWING INVESTMENT RESTRICTIONS WILL PREVENT THE FUND FROM INVESTING ALL OR PART OF THE FUND'S ASSETS IN AN OPEN-END MANAGEMENT INVESTMENT COMPANY WITH THE SAME INVESTMENT OBJECTIVE AS THE FUND. THE FUND OR THE PORTFOLIO MAY NOT

     (1) with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Portfolio's total assets would be invested in the securities of such issuer or (b) the Fund would hold more than 10% of the voting securities of such issuer;

     (2) issue senior securities except as permitted under the Investment Company Act of 1940;

     (3) borrow money except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation;

     (4) underwrite securities issued by others (except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

     (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry except that the Portfolio, under normal circumstances, will invest more than 25% of its total assets in securities of public utility companies;

     (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

     (8) lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of debt securities or to repurchase agreements).

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

     (i) The Portfolio does not currently intend to sell securities short unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (ii) The Portfolio does not currently intend to purchase securities on margin except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     (iii) The Portfolio may borrow money only (a) from a bank, or from a registered investment company for which the Manager serves as investment adviser if an applicable exemptive order has been granted or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The Portfolio will not borrow from other funds advised by the Manager if total outstanding borrowings immediately after such borrowing would exceed 15% of the Portfolio's total assets.

     (iv) The Portfolio does not currently intend to purchase any security if, as a result more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements with remaining maturities in excess of seven days or securities without readily available market quotes.

     (v) The Portfolio does not currently intend to invest in securities of real estate investment trusts that are not readily marketable or to invest in securities of real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System.

     (vi) The Portfolio does not currently intend to lend assets other than securities to other parties except by (a) lending money (up to 5% of the Portfolio's net assets) to a registered investment company for which the Manager serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and in connection therewith assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases or debt securities or to repurchase agreements.)

     (vii) The Portfolio does not currently intend to purchase securities of other investment companies.

This limitation does not apply to securities received as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

     (viii) The Portfolio does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

     (ix) The Portfolio does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Portfolio's net assets. Included in that amount, but not to exceed 2% of the Portfolio's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities are not subject to these restrictions.

     (x) The Portfolio does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

     (xi) The Portfolio does not currently intend to purchase the securities of any issuer if those officers and Trustees of the Trust and those officers and directors of the

Manager or the Subadviser who individually own more than 1/2 of 1% of the securities of such issuer, together own more than 5% of such issuer's securities.

     (xii) The Portfolio does not currently intend to invest in electric utilities whose generation of power is derived from nuclear reactors.

     For the Portfolio's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page 17. For the Portfolio's limitations on short sales, see the section entitled "Short Sales."

     MONEY MARKET INSTRUMENTS. When investing in money market instruments, the Portfolio will limit its purchases, denominated in U.S. dollars, to the following securities.

     * U.S. Government Securities and Securities of its Agencies and Instrumentalities - obligations issued or guaranteed as to principal or interest by the United States or its agencies (such as the Export Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds.

     * Bank Obligations and Instruments Secured Thereby - obligations including certificates of deposit, time deposits and bankers' acceptances) of domestic banks having total assets of $1,000,000,000 or more, instruments secured by such obligations and obligations of foreign branches of such banks, if the domestic parent bank is unconditionally liable to make payment on the instrument if the foreign branch fails to make payment for any reason. The Portfolio may also invest in obligations (including certificates of deposit and bankers acceptances) of domestic branches of foreign banks having assets of $1,000,000,000 or more if the domestic branch is subject to the same regulation as United States banks. The Portfolio will not invest at time of purchase more than 25% of its assets in obligations of banks nor will the Portfolio invest more than 10% of its assets in time deposits.

     * High quality Commercial Paper - The Portfolio may invest in commercial paper rated no lower than A-2 by Standard & Poor's Corporation or Prime-2 by Moody's Investors Services Inc. or, if not rated, issued by a company having an outstanding debt issue rated at least A by Standard & Poor's or Moody's.

     * Private Placement Commercial Paper - Private placement commercial paper consists of unregistered securities which are traded in public markets to qualified institutional investors such as the Portfolio. The Portfolio's risk is that the universe of potential buyers for the securities should the

          Portfolio desire to liquidate a position is limited to qualified dealers and institutions and therefore such securities could have the effect of being illiquid.

     * High Grade Corporate Obligations - obligations rated at least A by Standard & Poor's or Moody's. See rating information below.

     *    Repurchase Agreements -- See Repurchase Agreements below.

     The Subadviser exercises due care in the selection of money market instruments. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of the Portfolio's securities might have to be liquidated prior to maturity at a price less than original amortized cost or value face amount or maturity value to meet larger than expected redemptions. Any of these risks if encountered could cause a reduction in net income or in the net asset value of the Portfolio.

RATINGS

1. Moody's Investors Services Inc.'s ("Moody's") Corporate Bond Rating:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins or protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length or time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

2. Standard and Poor's Corporation's ("S&P") Corporate Bond Rating:

     AAA- Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise they move with interest rates and hence provide the maximum safety on all counts.

     AA - Bonds rated AA also qualify as high grade obligations and in the majority of instances differ from AAA issues only in small degree. Here too prices move with the long-term money market.

     A - Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from the adverse effect of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but to some extent also economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

3. A-1 and P-1 Commercial Paper Ratings:

     Commercial paper rated A-1 by S&P has the following characteristics:
Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend. Typically the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is A-1 A-2 or A-3.

     The rating P-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

4. Description of Permitted Money Market Investments:

     Commercial Paper - refers to promissory notes issued by corporations in order to finance their short term credit needs.

     U.S. Government Obligations - are bills, certificates of indebtedness, notes and bonds issued by the U.S. Treasury and agencies, authorities and instrumentalities of the U.S. Government established under the authority of an act of Congress. Some obligations of U.S. Government agencies, authorities and instrumentalities are supported by the full faith and credit of the U.S. Treasury, as for example, the Government National Mortgage Association; others by the right of the issuer to borrow from the Treasury, as in the case of Federal Farm Credit Banks and Federal National Mortgage Association; and others only by the credit of the agency authority or instrumentality; as for example, Federal Home Loan Mortgage and Federal Home Loan Bank.

     Repurchase Agreements - See Repurchase Agreements below.

     Certificates of Deposit - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified or variable rate of return, and are normally negotiable.

     Banker's Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed accepted when a bank guarantees their payment at maturity. Corporate Obligations - include bonds and notes issued by corporations in order to finance longer term credit needs.

     ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business (within 7 days) at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Subadviser determines the liquidity of the Portfolio's investments and through reports from the Subadviser, the Board monitors investments in illiquid instruments. In determining the liquidity of the Portfolio's investments, the Subadviser may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Portfolio's rights and obligations relating to the investment). Investments currently considered by the Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options and non-government stripped fixed-rate mortgage-backed securities. Also, the Subadviser may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments and swap agreements to be illiquid. However, with respect to over-the-counter options, the Portfolio writes all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Portfolio may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Board of Trustees. If through a change in values, net assets or other circumstances, the Portfolio were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

     RESTRICTED SECURITIES generally can be sold in privately negotiated transactions pursuant to an exemption from registration under the Securities Act of 1933 or in a registered public offering. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time it decides to seek registration and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     REPURCHASE AGREEMENTS. In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Portfolio may engage in repurchase agreements with respect to any security in which it is authorized to invest.

     The Portfolio's repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily, and as the value of instruments declines, the Portfolio will require additional collateral. If the seller defaults or becomes insolvent and the value of the collateral securing the repurchase agreement declines, the Portfolio may incur a loss.

     While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio in connection with bankruptcy proceedings), it is the Portfolio's current policy to limit repurchase agreement transactions to parties whose creditworthiness has been reviewed and found satisfactory by the Subadviser.

     REVERSE REPURCHASE AGREEMENTS In a reverse repurchase agreement, a Portfolio sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Portfolio will maintain appropriate liquid assets in a segregated custodian account to cover its obligation under the agreement. The Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Subadviser. Such transactions may increase fluctuations in the market value of the Portfolio's assets and may be viewed as a form of leverage.

     SECURITIES LENDING. The Portfolio may lend securities to parties such as broker-dealers or institutional investors.

     During the time portfolio securities are on loan, the borrower will pay the Portfolio an amount equivalent to any dividend or interest paid on such securities and earn additional income, or the Portfolio may receive an agreed-upon amount of interest income from the borrower. In accordance with applicable regulatory requirements, the Portfolio may lend up to 30% of the value of its total assets. The risks in lending portfolio securities, as well as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

     Securities lending allows the Portfolio to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Subadviser to be of good standing. Furthermore, they will only be made if in the Subadviser s judgment the consideration to be earned from such loans would justify the risk.

     The Subadviser understands that it is the current view of the SEC Staff that the Portfolio may engage in loan transactions only under the following conditions: (1) the Portfolio must receive 100% collateral in the form of cash or cash equivalents (e.g. U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and to any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

     Cash received through loan transactions may be invested in any security in which the Portfolio is authorized to invest. Investing this cash subjects that investment as well as the security loaned to market forces (i.e. capital appreciation or depreciation).

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Portfolio with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. The Portfolio's Custodian will maintain, in a segregated account of the Portfolio, cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the Portfolio's purchase commitments; the Custodian will likewise segregate securities sold on a delayed delivery basis. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Portfolio's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Portfolio's net asset value.

     FOREIGN INVESTMENTS. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies and of dividends and interest from such securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile.

     Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations.

     In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Subadviser will be able to anticipate or counter these potential events.

     The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

     The Portfolio may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     American Depository Receipts and European Depository Receipts (ADRs and
EDRs) are certificates evidencing ownership of shares of a foreign-based corporation held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

     HEDGING STRATEGIES. The Portfolio may engage in hedging transactions in carrying out its investment policies. The Manager may conduct a hedging program on behalf of the Portfolio for the following reasons: (1) to keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks; (2) to reduce the fund's transaction costs or add value when these instruments are favorably priced; (3) to forego taxes that would otherwise have to be paid on gains from the sale of the fund's securities; and (4) to attempt to protect the value of certain securities owned or intended to be purchased by the fund's while the manager is making a change in the fund's investment position.

     A hedging program involves entering into an "option" or "futures" transaction in lieu of the actual purchase or sale of securities. At present, many groups of common stocks (stock market indices) may be made the subject of futures contracts, while government securities such as Treasury Bonds and Notes are among debt securities currently covered by futures contracts.

     Financial futures contracts or related options used by the Portfolio to implement its hedging strategies are considered derivatives. The value of derivatives can be affected significantly by even small market movements, sometimes in unpredictable ways.

     The Portfolio may not purchase or sell financial futures or purchase related options if immediately thereafter the sum of the amount of margin deposits on the Portfolio's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Portfolio's total assets.

     The Portfolio expects that any gain or loss on hedging transactions will be substantially offset by any gain or loss on the securities underlying the contracts or being considered for purchase. There can be no guarantee that the Portfolio will be able to realize this objective, and there are some risks in utilizing a hedging strategy.

     FOREIGN CURRENCY TRANSACTIONS. The Portfolio may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity or may hold the contract to maturity and complete the contemplated currency exchange.

     The Portfolio may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Portfolio.

     In connection with purchases and sales of securities denominated in foreign currencies, the Portfolio may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a settlement hedge or transaction hedge.

     The Subadviser expects to enter into settlement hedges in the normal course of managing the Portfolio's foreign investments. The Portfolio could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency even if the specific investments have not yet been selected by the Subadviser.

     The Portfolio may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Portfolio owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. The Portfolio could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     Under certain conditions, SEC guidelines require mutual funds to set aside cash and appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Portfolio will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Portfolio will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges position hedges and proxy hedges.

     Successful use of forward currency contracts will depend on the Subadviser's skill in analyzing and predicting currency values. Forward contracts may substantially change the Portfolio's investment exposure to changes in currency exchange rates and could result in losses to the Portfolio if currencies do not perform as the Subadviser anticipates. For example, if a currency's value rose at a time when the Subadviser had hedged the Portfolio by selling that currency in exchange for dollars, the Portfolio would be unable to participate in the currency's appreciation. If the Subadviser hedges currency exposure through proxy hedges, the Portfolio could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Subadviser increases the Portfolio's exposure to a foreign currency and that currency's value declines, the Portfolio will realize a loss. There is no assurance that the Subadviser's use of forward currency contracts will be advantageous to the Portfolio or that it will hedge at an appropriate time. The policies described in this section are non-fundamental policies of the Portfolio.

     LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The Portfolio will not:
(a) sell futures contracts, purchase put options or write call options if, as a result, more than 50% of the Portfolio's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

     For certain regulatory purposes, the Commodity Futures Trading Commission ("CFTC") limits the types of futures positions that can be taken in conjunction with the management of a securities portfolio for mutual funds, such as the Portfolio. All futures transactions for the Portfolio will consequently be subject to the restrictions on the use of futures contracts established in CFTC rules, such as observation of the CFTC's definition of "hedging." In addition, whenever the Portfolio establishes a long futures position, it will set aside cash or cash equivalents equal to the underlying commodity value of the long futures contracts held by the Portfolio. Although all futures contracts involve leverage by virtue of the margin system applicable to trading on futures exchanges, the Portfolio will not, on a net basis, have leverage exposure on any long futures contracts that it establishes because of the cash set aside requirement. All futures transactions can produce a gain or a loss when they are closed, regardless of the purpose for which they have been established. Unlike short futures contracts positions established to protect against the risk of a decline in value of existing securities holdings, the long futures positions established by the Portfolio to protect against reinvestment risk are intended to protect the Portfolio against the risks of reinvesting portfolio assets that arise during periods when the assets are not fully invested in securities.

     The above limitations on the Portfolio's investments in futures contracts and options and the Portfolio's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information may be changed as regulatory agencies permit.

     FUTURES CONTRACTS. When the Portfolio purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Portfolio sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract.

     Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates or can be closed out before then if a liquid secondary market is available.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Portfolio's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes much as if the underlying instrument had been sold.

     FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value.

     If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Portfolio.

     PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Portfolio obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Portfolio pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices and futures contracts. The Portfolio may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Portfolio exercises the option, it completes the sale of the underlying instrument at the strike price. The Portfolio may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price.

     A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     WRITING PUT AND CALL OPTIONS. When the Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium the Portfolio assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Portfolio will be required to make margin payments to an FCM as described above for futures contracts. The Portfolio may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes and must continue to set aside assets to cover its position.

     When the Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Portfolio will be required to make margin payments to an FCM as described above for futures contracts. The Portfolio may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     Writing a call option obligates the Portfolio to sell or deliver the option's underlying instrument in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

     The Portfolio may write only "covered" call options. An option written on a security or currency is "covered" when, so long as the Portfolio is obligated under the option, it owns the underlying security or currency. The Portfolio will "cover" stock index options and options on futures contracts it writes by maintaining in a segregated account either marketable securities, which in the Subadviser's judgment correlate to the underlying index or futures contract or an amount of cash, U.S. government securities or other liquid, high grade debt securities equal in value to the amount the Portfolio would be required to pay were the option exercised.

     COMBINED POSITIONS. The Portfolio may purchase and write options in combination with each other or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Portfolio's current or anticipated investments exactly. The Portfolio may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments even if the underlying instruments match the Portfolio's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.

     The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Portfolio to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its options or futures positions could also be impaired.

     OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Portfolio greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

     The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The Portfolio may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. The Portfolio may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the Portfolio against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Portfolio's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Portfolio's investments exactly over time.

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Portfolio will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     SHORT SALES. The Portfolio may enter into short sales with respect to stocks underlying its convertible security holdings. For example, if the Subadviser anticipates a decline in the price of the stock underlying a convertible security the Portfolio holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. The Fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.

     When the Portfolio enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to continue to hold them while the short sale is outstanding. The Portfolio will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.

     SOCIAL INVESTMENT POLICY. The Fund offers investors the opportunity for capital appreciation, current income, and growth of income, in environmentally and socially preferable equity investment strategies. The Fund provides a unique opportunity to be involved in the equity market without being involved in many areas of the economy that may be objectionable to an investor. The Portfolio combines carefully selected and screened portfolios with positive social action on policy issues through proxy voting and shareholder advocacy.

     STOCK SELECTION PROCESS. The Subadviser makes use of third party research from sources such as Investor Responsibility Resource Center (IRRC), the Council on Economic Priorities (CEP), Franklin Research and Development Corp., Kinder, Lyndenberg, and Domini, Value Line, and the internet to develop an overall social profile and screen companies that meet its financial criteria, paying particular attention to the following:

EXCLUSIONARY SCREENS

     TOBACCO/ALCOHOL/GAMBLING/FIREARMS. The Portfolio is free from companies with primary or subsidiary businesses involved in the alcohol, tobacco, gambling and firearms industries.

     WEAPONS/MILITARISM. None of the companies in the Portfolio has a primary involvement in the defense industry, and companies with greater than three percent dependence on revenues from weapons production will be screened out.

     NUCLEAR POWER. The Portfolio will not invest in any company involved in nuclear power production. If a company merges with, acquires or is acquired by a company that is involved in nuclear power production, the Portfolio will divest.

     ANIMAL TESTING. The Portfolio will not invest in any company involved in animal testing or animal misuse.

     EQUAL EMPLOYMENT OPPORTUNITY/LABOR ISSUES. The Portfolio is committed to promoting workplace diversity (see section on proxy voting/shareholder activism). If a company has unremediated or egregious problems in the area of Equal Employment Opportunity (such as discrimination or harassment), Workplace Safety (such as OSHA safety violations), or Union/Labor Issues (such as WARN act violations), the fund will either divest or participate in shareholder action in an attempt to work with the company to address the issues.

     THE ENVIRONMENT. Excluding companies involved in nuclear power generation is not the only positive environmental feature of the Fund.

     The investment portfolio typically invests across all the essential service areas: telephone, electric, water, and natural gas. Consideration is given to natural gas not only because it's an environmentally preferable alternative fuel, but because the industry shows tremendous potential as an area of growth. In addition, the Portfolio seeks to invest in companies involved in energy production from renewable and alternative resources, whenever such investments are in keeping with the financial objectives and liquidity concerns of the strategy.

     The Portfolio seeks to exclude companies that have a history of environmental negligence or a pattern of violation of environmental regulations. If a company has unremediated or egregious problems in the area of environmental performance, the Subadviser will either divest or participate in shareholder action in an attempt to work with the company to address the issues.

     INTERNATIONAL LABOR ISSUES. Sweatshop operations and slave labor are other potential areas of concern. If these issues exist at companies the Portfolio invests in, the Subadviser will work to open dialogue in an attempt to encourage the company to adopt comprehensive supplier standards.

     In the case of companies with Maquiladora operations, the Subadviser will work to encourage the company to address any environmental problems or labor related issues, such as below subsistence wages or unsafe working conditions.

     SHAREHOLDER ADVOCACY/PROXY VOTING GUIDELINES. Socially responsible investing is a complex process involving education and choice. All companies have the potential to improve their performance in a number of areas that affect the environment and quality of life. Investors have an opportunity to engage corporate management in dialogue about issues that are of concern to them.

     Proxy voting is one of the best ways for an investor to communicate support or disagreement with management policy. The Subadviser votes proxies on a case by case basis, but will generally vote with management on most standard business issues such as the appointment of independent auditors and the election of board directors. In cases where a company's board lacks representation of women and minorities, the Subadviser will vote against the board and send a letter to management explaining their position and encourage diversity on the board.

     In addition to the "standard" issues placed on the ballot by management, there may be a number of other important issues put forward by shareholders for inclusion on the ballot in the form of shareholder resolutions. Shareholder resolutions can cover a wide range of issues, such as workplace diversity, militarism, labor relations, and the environment. The primary goal of the resolution process is not a vote, but to engage the company in a dialogue on an issues. These resolutions are filed well in advance of the annual meeting, and if dialogue with the company is fruitful, the filers may withdraw the resolution before it even comes to a vote.

     The Subadviser is an associate member of the Interfaith Center on Corporate Responsibility (ICCR), and makes use of information from ICCR as well as research from Investor Responsibility Resource Center (IRRC) to keep track of resolutions as they are filed. When a resolution is filed on an issue of concern for the Portfolio, a letter is sent to the company echoing the concern of the filers and encouraging the company to enter a dialogue on the subject. In addition, the Subadviser co-files resolutions on issues such as the implementation of the Coalition for Environmentally Responsible Economies (CERES) principles (1997: Enron Corporation, U.S. West, Inc.) and foreign military sales reporting (1997: GTE Corporation).

     The Subadviser will likely support and vote for resolutions such as those requesting reports on workplace diversity, the implementation of the CERES principles, reports on foreign military sales, implementation of the MacBride principles, shareholder approval of golden parachute plans and other social and environmental issues. When a vote on such a resolution is made, a position letter is sent to management, in an effort to re-enforce the importance of the issues, and to urge a greater level of management awareness.

     PORTFOLIO TURNOVER. The Portfolio's portfolio turnover rate for 1999 was 69% (51% in 1998). The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Portfolio's securities, excluding securities having a maturity at the date of purchase of one year or less.

     The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Portfolio's securities, excluding securities having a maturity at the date of purchase of one year or less.

     Because the Subadviser may employ flexible defensive investment strategies when market trends are not considered favorable, the Subadviser may occasionally change the entire portfolio in the Portfolio. High transaction costs could result when compared with other funds. Trading may also result in realization of net short-term capital gains upon which shareholders may be taxed at ordinary tax rates when distributed from a Fund. This defensive investment strategy can produce high portfolio turnover ratios when calculated in accordance with SEC rules. High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio.

                               RISK CONSIDERATIONS

     By itself, the Utilities Stock Portfolio does not constitute a balanced investment plan. Changes in interest rates may affect the value of the Utilities Stock Portfolio's investments, and rising interest rates can be expected to reduce the Utilities Stock Portfolio's net asset value. The fund's share price and total return fluctuate and your investment may be worth more or less than your original cost when you redeem your shares.

     Because the Utilities Stock Portfolio concentrates its investments in public utility companies, its performance will depend in large part on conditions in the public utility industries. Utility stocks have traditionally been popular among more conservative stock market investors because they have generally paid above average dividends. However, utility stocks can still be affected by the risks of the stock market, as well as factors specific to public utility companies.

     Governmental regulation of public utility companies can limit their ability to expand their business or to pass cost increases on to customers. Companies providing power or energy-related services may also be affected by fuel shortages or cost increases, environmental protection or energy conservation regulations, as well as fluctuating demand for their services. Some public utility companies are facing increased competition, which may reduce their profits. All of these factors are subject to rapid change, which may affect utility companies independently from the stock market as a whole.

     In seeking its investment objectives, the Utilities Stock Portfolio may invest in securities of foreign issuers. Foreign securities may involve a higher degree of risk and may be less liquid or more volatile than domestic investments. Foreign securities usually are denominated in foreign currencies, which means their value will be affected by changes in the strength of foreign currencies relative to the U.S. dollar as well as the other factors that affect security prices. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there often is less publicly available information about their operations. Generally, there is less governmental regulation of foreign securities markets, and security trading practices abroad may offer less protection to investors such as the Utilities Stock Portfolio.

     The value of such investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of portfolios or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. Additional risks of foreign securities include settlement delays and costs, difficulties in obtaining and enforcing judgments, and taxation of dividends at the source of payment.

     The Subadviser intends to manage the Utilities Stock Portfolio actively in pursuit of its investment objective. The Utilities Stock Portfolio does not expect to trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held.

                           ADDITIONAL TAX INFORMATION

     The following is a general summary of certain federal income tax considerations affecting the fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes that may be applicable to them.

GENERAL

     The fund (which is treated as a separate corporation for federal tax purposes) intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). In order to qualify for that treatment, the fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options and futures) derived with respect to its business of investing in securities; (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, with respect to any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other
RICs) of any one issuer. If the Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

     The fund will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

DIVIDENDS AND OTHER DISTRIBUTIONS

     The fund's dividends, if any, are distributed at the end of the quarter and declared payable to shareholders on the last business day of the quarter to shareholders of record as of the previous business day. In December, the fund may distribute an additional ordinary income dividend (consisting of net short-term capital gains and undistributed income) in order to preserve its status as a registered investment company (mutual fund) under the Code. Net long-term capital gains, if any, also are declared and distributed in December.

     A portion of the dividends from the fund's investment company taxable income (whether paid in cash or reinvested in additional fund shares) is eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the fund from domestic corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax. Distributions by the fund of net capital gain (the excess of net long-term capital gain over net short-term capital loss) do not qualify for the dividends-received deduction.

     Dividends and other distributions declared by the fund in December of any year and payable to shareholders of record on a date in that month will be deemed to have been paid by the fund and received by the shareholders on December 31 if they are paid by the fund during the following January. Accordingly, such distributions will be taxed to the shareholders for the year in which that December 31 falls.

     A dividend or capital gain distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal taxation. Accordingly, an investor should not purchase fund shares immediately prior to a dividend or capital gain distribution record date solely for the purpose of receiving the dividend or distribution.

REDEMPTIONS

     A redemption of the fund's shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares (which normally includes any sales load paid on Class A shares). An exchange of shares of the fund for shares of another Morgan Keegan fund generally will have similar tax consequences. Special rules apply when a shareholder disposes of Class A shares of the fund through a redemption or exchange within 60 days after purchase thereof and subsequently reacquires Class A shares of the fund or acquires Class A shares of another Morgan Keegan fund without paying a sales charge due to the reinstatement privilege or exchange privilege. In these cases, any gain on the disposition of the original Class A shares will be increased, or any loss decreased, by the amount of the sales charge paid when the shareholder acquired those shares, and that amount will increase the basis of the shares subsequently acquired. In addition, if a shareholder purchases shares of the fund (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming at a loss other shares of the fund (regardless of class), all or part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.

     Any loss on a sale or exchange of fund shares held for six months or less will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares.

     U.S. GOVERNMENT INTEREST. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. Government, subject to certain restrictions. The fund will provide shareholders with information at the end of each calendar year on the amount of any such dividends that may qualify for exemption from reporting on shareholders' individual income tax returns.

     NON-U.S. INVESTORS. Ordinary dividends generally will be subject to U.S. income tax withholding. A shareholder's home country may also tax ordinary dividends, capital gain distributions and gains arising from redemptions or exchanges of fund shares. Fund shares held by the estate of a non-U.S. shareholder may be subject to U.S. estate tax. Shareholders may wish to contact their tax advisors to determine the U.S. and non-U.S. tax consequences of an investment in the fund.

     STATE TAXES. Ordinary dividends and capital gain distributions that a shareholder receives from the fund, and gains arising from redemptions or exchanges of funds shares will generally be subject to state and local income tax. The holding of fund shares may also be subject to state and local intangibles taxes. A shareholder may wish to contact his tax advisor to determine the state and local tax consequences of an investment in the fund.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

LETTER OF INTENTION

     The sales charge applicable to purchases is reduced to 1% pursuant to a Letter of Intention that states that the purchaser intends to purchase shares equal to at least $1,000,000 within a 13-month period. Investors may obtain a form of a Letter of Intention ("Letter") from their Morgan Keegan investment broker or from the fund's transfer agent, Morgan Keegan & Company, Inc. ("Transfer Agent"). Under a Letter, purchases of shares of the fund which are sold with a sales charge made within a 13-month period starting with the first purchase pursuant to a Letter will be aggregated for purposes of calculating the sales charges applicable to each purchase. To qualify under a Letter, a minimum initial purchase of $50,000 must be made; purchases must be made for a single account; and purchases made for related accounts may not be aggregated under a single Letter. The Letter is not a binding obligation to purchase any amount of shares, but its execution will result in paying a reduced sales charge for the anticipated amount of the purchase. If the total amount of shares purchased does not equal the amount stated in the Letter (minimum of $1,000,000), the investor will be notified and must pay, within 20 days of the expiration of the Letter, the difference between the sales charge on the shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased under the Letter. Shares equal to 5% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose.

SALES CHARGE WAIVERS

     The sales charge is waived on shares of the fund purchased (1) as a result of reinvestment of dividends and capital gain distributions and (2) by officers, directors and full-time employees (and their immediate families, which includes their spouse, children, mother, father and siblings) of Morgan Keegan & Company, Inc. (or its direct or indirect subsidiaries), or by directors or officers (and their immediate families, which includes their spouse, children, mother, father and siblings) of the fund. The sales charge also is waived on purchases of fund shares in an initial amount of not less than $250,000, and thereafter for subsequent purchases if the purchaser's fund account balance is at least $250,000, by (1) common or collective trust funds maintained by a bank, (2) stock bonus, pension or profit sharing plans qualified under section 401(a) of the Code (including Keogh Plans and 401(k) Plans), and (3) organizations exempt from taxation pursuant to section 501(a) of the Code. Also, shares of the fund may be acquired without a sales charge if the purchase is made through a Morgan Keegan representative who formerly was employed as a broker with another firm registered as a broker-dealer with the Securities and Exchange Commission, if the following conditions are met: (1) the purchaser was a client of the investment executive at the other firm for which the investment executive previously served as a broker; (2) within 90 days of the purchase of the fund's shares, the purchaser redeemed shares of one or more mutual funds for which that other firm or its affiliates served as principal underwriter, provided that either the purchaser had paid a sales charge in connection with investment in such funds or a contingent deferred sales charge upon redeeming shares in such funds; and (3) the aggregate amount of the fund's shares purchased pursuant to this sales charge waiver does not exceed the amount of the purchaser's redemption proceeds from the shares of the mutual fund(s) for which the other firm or its affiliates served as principal underwriter. The sales charge is also waived on purchases through Morgan Keegan Mutual fund "Wrap Accounts." Investors seeking to avail themselves of this waiver will be required to provide satisfactory evidence that all the above-noted conditions are met and should contact their Morgan Keegan representative for more information.

ADDITIONAL INFORMATION ON REDEMPTIONS

     Suspension of the right of redemption, or postponement of the date of payment, may be made (1) for any periods when the Exchange is closed (other than customary weekend and holiday closings); (2) when trading is restricted in markets normally utilized by the fund or when an emergency, as defined by the rules and regulations of the Securities and Exchange Commission ("SEC") exists, making disposal of the fund's investments or determination of its net asset value not reasonably practicable; or (3) for such other periods as the SEC by order may permit for protection of the fund's shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

     The fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing the fund's per share net asset value. However, the fund has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any ninety-day period to the lesser of (1) $250,000, or (2) 1% of the net asset value of the fund at the beginning of such period. If payment is made in securities, a shareholder will incur brokerage or transactional expenses in converting those securities into cash, will be subject to fluctuation in the market price of those securities until they are sold, and may realize taxable gain or loss (depending on the value of the securities received and the shareholder's adjusted basis of the redeemed shares).

                               VALUATION OF SHARES

     Net asset value of a fund share will be determined daily as of the close of the Exchange, on every day that the Exchange is open for business, by dividing the value of the total assets of the fund, less liabilities, by the total number of shares outstanding at such time. Pricing will not be done on days the Exchange is closed. Currently, the Exchange is closed on weekends and on certain days relating to the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving, and Christmas. Securities owned by the Portfolio for which market quotations are readily available will be valued at current market value, or, in their absence, at fair value as determined under procedures adopted by the Portfolio's Board of Trustees. Securities traded on an exchange or NASD National Market System securities (including debt securities) will normally be valued at their last sale price. Other over-the-counter securities (including debt securities), and securities traded on exchanges for which there is no sale on a particular day (including debt securities), will be valued by a method which the Portfolio's Board of Trustees believes accurately reflects fair value.

     Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. The Adviser gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign currencies from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of the net asset value. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Directors.

     Futures contracts and options are valued on the basis of market quotations, if available. Premiums received on the sale of call options are included in the fund's net asset value, and the current market value of options sold by the fund will be subtracted from net assets.

                               PURCHASE OF SHARES

CLASS A SHARES

     Class A shares are offered on a continuous basis at a price equal to their net asset value plus the applicable "initial sales charge" described in the Prospectus. Proceeds from the initial sales charge are paid to Morgan Keegan and are used by Morgan Keegan to defray expenses related to providing distribution-related services to the funds in connection with sales of Class A shares, such as the payment of compensation to Morgan Keegan brokers for selling Class A shares. No initial sales charge is imposed on Class A shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

CLASS C SHARES

     Class C shares are offered on a continuous basis at a price equal to their net asset value. Class C shares that are redeemed within one year of purchase are subject to a contingent deferred sales charge ("CDSC") charged as a percentage of the dollar amount subject thereto. In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. Proceeds from the CDSC are paid to Morgan Keegan to defray the expenses Morgan Keegan incurs in providing distribution-related services to the Class C shares.

CLASS I SHARES

     Class I shares are offered on a continuous basis at a price equal to their net asset value, without an initial sales charge or CDSC.

                             PERFORMANCE INFORMATION

     The fund's performance information and quoted rankings used in advertising and other promotional materials ("Performance Advertisements") are indicative only of past performance and are not intended to and do not represent future investment results. The fund's share price will fluctuate and your shares, when redeemed, may be worth more or less than you originally paid for them.

TOTAL RETURN CALCULATIONS

     Average annual total return quotes ("Standardized Return") used in the fund's Performance Advertisements are calculated according to the following formula:

        P(1 + T)n    =  ERV
   where:   P        =  a hypothetical initial payment of $1,000
            T        =  average annual total return
            n        =  number of years
            ERV      =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of that period

     Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated at least to the last day of the most recent quarter prior to submission of the Performance Advertisements for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, all dividends and other distributions by the fund are assumed to have been reinvested at net asset value.

     The fund may also refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ("Non-Standardized Return"). The fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder from the initial value. Initial sales charges are not taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return.

     Because each class of the fund has its own sales charge and fee structure, the classes have different performance results. In the case of each class, this calculation assumes the maximum sales charge is included in the initial investment or CDSC is applied at the end of the period, respectively. This calculation assumes that all dividends and other distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared distributions of the fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the fund's sales charge on Class A shares and the CDSC on Class C shares from the distribution rate produces a higher rate.

     In addition to average annual total returns, the fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the fund's sales charge on Class A shares or the CDSC on Class C shares into account. Excluding the fund's sales charge on Class A shares and the CDSC on Class C shares from a total return calculation produces a higher total return figure.

OTHER INFORMATION

     From time to time the fund may compare its performance in Performance Advertisements to the performance of other mutual funds or various market indices. One such market index is the S&P 500, a widely recognized unmanaged index composed of the capitalization-weighted average of the prices of 500 of the largest publicly traded stocks in the United States. The S&P 500 includes reinvestment of all dividends. It takes no account of the costs of investing or the tax consequences of distributions. The fund may invest in securities that are not included in the Standard & Poor's Composite Stock Price Index ("S&P 500").

     The fund may also quote rankings and ratings, and compare the return of the fund with data published by Lipper Analytical Services, Inc., IBC/Donaghue's Money Market fund Report, CDA Investment Technologies, Inc., Wiesenberger Investment Companies Service, Investment Company Data Inc., Morningstar Mutual funds, Value Line and other services or publications that monitor, compare, rank and/or rate the performance of mutual funds. The fund may refer in such materials to mutual fund performance rankings, ratings or comparisons with funds having similar investment objectives, and other mutual funds reported in independent periodicals, including, but not limited to, THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK,

FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and KIPLINGER LETTERS.

     The fund may also compare its performance with, or may otherwise discuss, the performance of bank certificates of deposit ("CDs") and other bank deposits, and may quote from organizations that track the rates offered on such deposits. In comparing the fund or its performance to CDs, investors should keep in mind that bank CDs are insured up to specified limits by an agency of the U.S. government. Shares of the fund are not insured or guaranteed by the U.S. government, the value of fund shares will fluctuate, and your shares, when redeemed, may be worth more or less than you originally paid for them. Unlike the interest paid on many CDs, which remains as a specified rate for a specified period of time, the return on the fund's shares will vary.

     The fund's Performance Advertisements may reference the history of the fund's Advisor and its affiliates or biographical information of key investment and managerial personnel, including the portfolio manager. The fund may illustrate hypothetical investment plans designed to help investors meet long-term financial goals, such as saving for a college education or for retirement. The fund may discuss the advantages of saving through tax-deferred retirement plans or accounts.

                          TAX-DEFERRED RETIREMENT PLANS

     As noted in the fund's Prospectus, an investment in fund shares may be appropriate for various types of tax-deferred retirement plans. In general, income earned through the investment of assets of such a plan is not taxed to the beneficiaries until the income is distributed to them. Investors who are considering establishing such a plan may wish to consult their attorneys or other tax advisers with respect to individual tax questions. Additional information with respect to these plans is available upon request from any Morgan Keegan broker.

INDIVIDUAL RETIREMENT ACCOUNTS - IRAS

     If you have earned income from employment (including self-employment), you can contribute each year to an IRA up to the lesser of (1) $2,000 for yourself or $4,000 for you and your spouse, regardless of whether your spouse is employed, or (2) 100% of compensation. Some individuals may be able to take an income tax deduction for the contribution. Regular contributions may not be made for the year you become 70 1/2 or thereafter. You also may be able to make a nondeductible contribution to an "Education IRA" or "Roth IRA," distributions from which are not taxable under certain circumstances.

     An investment in fund shares through IRA contributions may be advantageous, regardless of whether the contributions are deductible by you for tax purposes, because all dividends and capital gain distributions on your fund shares are not immediately taxable to you or the IRA; they become taxable only when distributed to you except as noted above. To avoid penalties, your interest in an IRA must be distributed, or start to be distributed, to you not later than April 1 following the calendar year in which you attain age 70 1/2. Distributions made before age 59 1/2, in addition to being taxable, generally are subject to a penalty equal to 10% of the distribution, except in the case of death or disability, where the distribution is rolled over into another qualified plan, or in certain other situations.

SELF-EMPLOYED INDIVIDUAL RETIREMENT PLANS - KEOGH PLANS

     Morgan Keegan will assist self-employed individuals to set up a retirement plan through which fund shares may be purchased. Morgan Keegan generally arranges for a bank to serve as trustee for the plan and performs custodian services for the trustee and the plan by holding and handling securities. However, you have the right to use a bank of your choice to provide these services at your cost. There are penalties for distributions from a Keogh Plan prior to age 59 1/2, except in the case of death or disability.

SIMPLIFIED EMPLOYEE PENSION PLANS - SEPPS AND SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES - SIMPLES

     Morgan Keegan also will make available in a similar manner to corporate and other employers a SEPP or SIMPLE for investment in fund shares.

                      THE COMPANY'S DIRECTORS AND OFFICERS

     The Company's officers are responsible for the operation of the fund under the direction of the Board of Directors. The officers and directors of the Company and their principal occupations during the past five years are set forth below. An asterisk (*) indicates officers and/or directors who are interested persons of the fund as defined by the 1940 Act. The address of each officer and director is Morgan Keegan Tower, 50 Front Street, Memphis, Tennessee 38103, unless otherwise indicated.


NAME, ADDRESS AND AGE                            POSITION HELD            PRINCIPAL OCCUPATION

Allen B. Morgan, Jr. *                           President and Director   Mr. Morgan is Chairman and Chief
Age 58                                                                    Executive Officer and Executive
                                                                          Managing Director of Morgan Keegan &
                                                                          Company, Inc.  He also is a Chairman
                                                                          of Morgan Keegan, Inc., and a Director
                                                                          of Morgan Asset Management, Inc.


                                       33



James D. Witherington, Jr.                       Director                 Mr. Witherington is President of SSM
845 Crossover Lane                                                        Corp. (management of venture capital
Suite 140                                                                 funds).  He also serves as a Director
Memphis, Tennessee 38117                                                  for several private companies.
Age 51

William F. Hughes, Jr.*                          Director                 Mr. Hughes is an Executive Managing
Age 57                                                                    Director of Morgan Keegan & Company,
                                                                          Inc.  He also is President of Morgan
                                                                          Asset Management, Inc.

William Jefferies Mann                           Director                 Mr. Mann is Chairman and President of
675 Oakleaf Office Lane                                                   Mann Investments, Inc. (hotel
Suite 100                                                                 investments/ consulting).  He also
Memphis, Tennessee 38117                                                  serves as a Director for Heavy
Age 68                                                                    Machines, Inc.

James Stillman R. McFadden                       Director                 Mr. McFadden is Vice President of
845 Crossover Lane                                                        Sterling Equities, Inc. (private
Suite 124                                                                 equity financings).  He  also is
Memphis, Tennessee 38117                                                  President and Director of 1703 Inc.
Age 43                                                                    and a Director of Staff Printing Co.

Joseph C. Weller*                                Vice President,          Mr. Weller is Executive Vice President
Age 61                                           Treasurer & Assistant    and Chief Financial Officer and
                                                 Secretary                Executive Managing Director of Morgan
                                                                          Keegan & Company, Inc.  He also is a
                                                                          Director of Morgan Asset Management,
                                                                          Inc.

Charles D. Maxwell*                              Secretary and            Mr. Maxwell is a Managing Director and
Age 46                                           Assistant Treasurer      Assistant Treasurer of Morgan Keegan &
                                                                          Company, Inc., and Secretary/Treasurer
                                                                          of Morgan Asset Management, Inc.  He
                                                                          was formerly a senior manager with
                                                                          Ernst & Young (accountants) (1976-86).

                             TABLE OF COMPENSATION1

                                                          Total Compensation
Name and Position            Aggregate Compensation   in the Morgan Keegan funds
with the Company                From the Company      Complex Paid to Directors

Allen B. Morgan, Jr.                   $0                         $0
President and Director

James D. Witherington, Jr.          $12,000                    $12,000
Director

William F. Hughes, Jr.                 $0                         $0
Director

William Jefferies Mann              $12,000                    $12,000
Director

James Stillman R. McFadden          $12,000                    $12,000
Director


Officers and Directors of the Company who are interested persons of the fund receive no salary or fees from the fund. Directors of the Company who are not interested persons of the fund will receive from the Fund an annual retainer of $1,000 and a fee of $250 and reimbursement for related expenses for each meeting of the Board of Directors attended by them.

1 These numbers are based on the compensation schedule adopted by the Company for its operation. The Morgan Keegan Select Funds' Complex consists of one other investment company with one series.

     Each of the Company, the Portfolio, Meeder Asset Management, Inc. formerly known as R. Meeder & Associates, Inc., the Portfolio's investment adviser, and Morgan Keegan & Company, Inc., the fund's distributor, has adopted a code of ethics (each, a "Code") under Rule 17j-1 of the 1940 Act. Each Code permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the fund.

                      THE PORTFOLIO'S OFFICERS AND TRUSTEES

     The Officers and Trustees of the Portfolio and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees who are "interested persons" (as defined in the 1940 Act) of the Portfolio. Unless otherwise indicated, the address of each Trustee and officer is P. O. Box 7177, 6000 Memorial Drive, Dublin, Ohio 43017.

NAME, ADDRESS AND AGE                            POSITION HELD            PRINCIPAL OCCUPATION

ROBERT S. MEEDER, SR.*+, 71                      Trustee/President        Chairman of Meeder Asset Management,
                                                                          Inc., the Portfolio's investment
                                                                          adviser; Chairman and Director of
                                                                          Mutual Funds Service Co., the
                                                                          Portfolio's transfer agent.

MILTON S. BARTHOLOMEW, 71                        Trustee                  Retired; formerly a practicing
1424 Clubview Boulevard, S.                                               attorney in Columbus, Ohio; member of
Worthington, OH  43235                                                    each Portfolio's Audit Committee.

ROGER D. BLACKWELL, 59                           Trustee                  Professor of Marketing and Consumer
Blackwell Associates, Inc.                                                Behavior, The Ohio State University;
3380 Tremont Road                                                         President of Blackwell Associates,
Columbus, OH  43221                                                       Inc., a strategic consulting firm.

ROBERT S. MEEDER, JR.*, 39                       Trustee and              President of Meeder Asset Management,
                                                 Vice President           Inc.

WALTER L. OGLE, 61                               Trustee                  Executive Vice President of Aon
400 Interstate North Parkway, Suite 1630                                  Consulting, an employee benefits
Atlanta, GA  30339                                                        consulting group; member of each
                                                                          Portfolio's Audit Committee.

CHARLES A. DONABEDIAN, 57                        Trustee                  President, Winston Financial, Inc.,
Winston Financial, Inc.                                                   which provides a variety of marketing
200 TechneCenter Drive, Suite 200                                         and consulting services to investment
Milford, OH  45150                                                        management companies; CEO, Winston
                                                                          Advisors, Inc., an investment adviser;
                                                                          member of each Portfolio's Audit
                                                                          Committee.


                                       36




JAMES W. DIDION, 69                              Trustee                  Retired; formerly Executive Vice
8781 Dunsinane Drive                                                      President of Core Source, Inc., an
Dublin, OH  43017                                                         employee benefit and Workers'
                                                                          Compensation administration and
                                                                          consulting firm (1991-1997).

JACK W. NICKLAUS II, 39                          Trustee                  Designer, Nicklaus Design, a golf
11780 U.S. Highway #1                                                     course design firm and division of
North Palm Beach, FL 33408                                                Golden Bear International, Inc.

PHILIP A. VOELKER*+, 46                          Trustee and Vice         Senior Vice President and Chief
                                                 President                Investment Officer of Meeder Asset
                                                                          Management, Inc.

DONALD F. MEEDER*+, 61                           Secretary                Vice President of Meeder Asset
                                                                          Management, Inc.; Secretary of Mutual
                                                                          Funds Service Co., the Funds' transfer
                                                                          agent.

WESLEY F. HOAG*+, 43                             Vice President           Vice President and General Counsel of
                                                                          Meeder Asset Management, Inc. and
                                                                          Mutual Funds Service Co. (since July
                                                                          1993); Attorney, Porter, Wright,
                                                                          Morris & Arthur, a law firm (October
                                                                          1984 to June 1993).

THOMAS E. LINE*+, 32                             Treasurer                President, Mutual Funds Service Co.,
                                                                          the Portfolio's transfer agent, and
                                                                          Chief Operating Officer, Meeder Asset
                                                                          Management, Inc., the Portfolio's
                                                                          investment adviser (since June 1998);
                                                                          Vice President and Treasurer, BISYS
                                                                          Fund Services (December 1996  to June
                                                                          1998); Senior Manager - Financial
                                                                          Services, KPMG LLP (Sept. 1989 to
                                                                          December 1996).


                                       37




BRUCE E. MCKIBBEN*+, 30                          Assistant Treasurer      Manager/Fund Accounting and Financial
                                                                          Reporting, Mutual Funds Service Co.,
                                                                          the Funds' transfer agent (since April
                                                                          1997); Assistant Treasurer and
                                                                          Manager/Fund Accounting, The Ohio
                                                                          Company, a broker-dealer (April 1991
                                                                          to April 1997).


* Interested Person of the Portfolio.

+ P.O. Box 7177, 6000 Memorial Drive, Dublin, Ohio 43017.

     Robert S. Meeder, Sr. is Robert S. Meeder, Jr.'s father and Donald F. Meeder's uncle.

     Each Trustee and each officer of the Portfolio hold the same positions with the Utilities Stock Portfolio.

     The following table shows the compensation paid by the Portfolio and all other mutual funds advised by the Adviser, including The Flex-funds, Meeder Advisor Funds and the corresponding portfolios of The Flex-funds and Meeder Advisor Funds (collectively, the "Fund Complex") as a whole to the Trustees of the Portfolio during the fiscal year ended December 31, 1999.

                               COMPENSATION TABLE

                                               Pension or                        Total
                                               Retirement                        Compensation
                                               Benefits                          from
                              Aggregate        Accrued as       Estimated        Registrant and
                              Compensation     Part of          Annual           Fund Complex
TRUSTEE                       from the (3)     Portfolio        Benefits Upon    Paid TO
-------                       PORTFOLIOS1      EXPENSE          RETIREMENT       TRUSTEE1, 2
                              -----------      -------          ---------------  -----------

Robert S. Meeder, Sr.         None             None             None             None

Milton S. Bartholomew         $1,200           None             None             $16,734

Robert S. Meeder, Jr.         None             None             None             None

Walter L. Ogle                $1,088           None             None             $16,234

Philip A. Voelker             None             None             None             None

Roger A. Blackwell            $869             None             None             $15,234

Charles A. Donabedian         $1,235           None             None             $17,734


                                       38



James Didion                  $1,114           None             None             $16,234

Jack W. Nicklaus II           $1,150           None             None             $15,984


1 Compensation figures include cash and amounts deferred at the election of certain non-interested Trustees. For the calendar year ended December 31, 1999, participating non-interested Trustees accrued deferred compensation from the funds as follows: Milton S. Bartholomew - $1,200, Roger A. Blackwell - $869, Charles A. Donabedian - $1,235, Jack W. Nicklaus II - $1,150, and Walter L. Ogle
- $583.

2 The Fund Complex consists of 19 investment companies.


     Each Trustee who is not an "interested person" is paid a meeting fee of $250 per meeting for the Portfolio. In addition, each such Trustee is paid a fee of 0.00375% of the amount of the Portfolio's average net assets exceeding $15 million. Members of the Audit and Strategic Planning Committees for the Portfolio are paid $500 for each Committee meeting. All other officers and Trustees serve without compensation from the Portfolio. Trustee fees for the Growth Stock Portfolio totaled $8,682 for the year ended December 31, 1999.

                          THE FUND'S INVESTMENT ADVISER

     Morgan Asset Management, Inc. ("Morgan"), 50 North Front Street, Memphis, TN 38103, is investment adviser to, and has an Investment Advisory and Administration Agreement (the "Agreement") with, the Fund.

     Pursuant to the Agreement, Morgan, subject to the supervision of the Fund's Board of Directors and in conformity with the stated objective and policies of the Fund, directs the investments of the Fund. Currently, Morgan pursues the investment objective of the Fund by investing substantially all of the investable assets of the Fund in the Portfolio. In addition, Morgan is authorized, in its discretion and without prior consultation with the Fund's Board of Directors, to purchase and sell securities and other investments for the Fund. Thus, if the Fund's investment in the Portfolio were withdrawn, Morgan would assume sole responsibility for the investment management of the Fund, including responsibility for making investment decisions and placing orders to buy, sell or hold a particular security.

     Pursuant to the Agreement, Morgan also performs certain corporate management services for the Fund relating to research, statistical, and investment activities. In addition, Morgan personnel serve as officers and Directors of the Company. Morgan furnishes the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Company and pays the salaries of all personnel of the Company or Morgan performing services relating to the Fund.

     The Agreement was approved by a vote of a majority of the Directors, first by a majority of those Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund and then by the full Board. The Agreement was also approved by the Fund's shareholders. The Agreement is to remain in force so long as renewal thereof is specifically approved at least annually by a majority of the Directors or by vote of a majority of the interests in the Fund, and in either case by vote of a majority of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) at a meeting called for the purpose of voting on such renewal.

     The Agreement provides that Morgan will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates except for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Agreement will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days' prior written notice by Majority Vote (as defined below) of the Fund, by the Directors of the Fund, or by Morgan. "Majority Vote" means the lesser of (a) 67 percent or more of the shares present at a shareholder meeting if the holders of more than 50 percent of the outstanding shares are present or represented by proxy, or (b) more than 50 percent of the outstanding shares.

     Morgan receives for its services an annual fee, payable in monthly installments, at the rate of 1% of the Fund's average net assets. Morgan has agreed to waive 90% of this annual fee for so long as substantially all of the Fund's investable assets are invested in another registered investment company, such as the Portfolio.

                       THE PORTFOLIO'S INVESTMENT ADVISER

     Meeder Asset Management, Inc. (the "Manager"), formerly known as R. Meeder & Associates, Inc., is the investment adviser and manager for, and has an Investment Advisory Contract with, the Portfolio.

     Pursuant to the Investment Advisory Contract with the Portfolio, the Manager, subject to the supervision of the Portfolio's Board of Trustees and in conformity with the stated objective and policies of the fund, manages both the investment operations of the fund and the composition of the Portfolio's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager also administers the fund's corporate affairs, and in connection therewith, furnishes the fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by Firstar, N.A., the Portfolio's custodian, and Morgan Keegan & Company, Inc., the Fund's transfer and disbursing agent. The management services of the Manager are not exclusive under the terms of the Investment Advisory Agreement, and the Manager is free to, and does, render management services to others.

     The Investment Advisory Contract for the Portfolio was separately approved by a vote of a majority of the Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Portfolio. The Investment Advisory Contract is to remain in force so long as renewal thereof is specifically approved at least annually by a majority of the Trustees or by vote of a majority of the interests in the Portfolio, and in either case by vote of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) at a meeting called for the purpose of voting on such renewal.

     The Investment Advisory Contract provides that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which the Investment Advisory Contract relates except for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Advisory Contract will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days' prior written notice by Majority Vote of the Portfolio, by the Trustees of the Portfolio, or by the Manager.

     Costs, expenses and liabilities of the Trust attributable to a particular fund are allocated to that fund. Costs, expenses and liabilities which are not readily attributable to a particular fund are allocated among all of the Trust's funds. Thus, each fund pays its proportionate share of: the fees of the Trust's independent auditors, legal counsel, custodian, transfer agent and accountants; insurance premiums; the fees and expenses of Directors who do not receive compensation from Morgan Keegan & Company, Inc., Meeder Asset Management, Inc. or Miller/Howard Investments, Inc.; association dues; the cost of printing and mailing confirmations, prospectuses, proxies, proxy statements, notices and reports to existing shareholders; state registration fees; distribution expenses within the percentage limitations of each class of shares' distribution and service plan, including the cost of printing and mailing of prospectuses and other materials incident to soliciting new accounts; and other miscellaneous expenses.

     The expenses of the Portfolio include the compensation of the Trustees who are not affiliated with the Adviser or Subadviser; registration fees; membership dues allocable to the Portfolio; fees and expenses of independent accountants, of legal counsel and of any transfer agent or accountant of the Portfolio; insurance premiums and other miscellaneous expenses.

     Expenses of the Portfolio also include all fees under its Accounting and Administrative Service Agreement; the expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Portfolio's custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; expenses of meetings of investors and Trustees; the advisory fees payable to the Manager under the Investment Advisory Contract and other miscellaneous expenses.

     The Board of Trustees of the Company believe that the aggregate per share expenses of the fund and the Portfolio will be less than or approximately equal to the expenses which the fund would incur if it retained the services of an investment adviser and the assets of the fund were invested directly in the type of securities being held by the Portfolio.

     The Manager earns an annual fee, payable in monthly installments as follows. The fee for the Portfolio is based upon the average net assets of the Portfolio and is at the rate of 1% of the first $50 million, 0.75% of the next $50 million and 0.60% in excess of $100 million of average net assets.

     For the year ended December 31, 1999, the Utilities Stock Portfolio paid total fees to the Manager of $149,369 ($126,301 in 1998; $88,486 in 1997).

     Meeder Asset Management, Inc., formerly known as R. Meeder & Associates, Inc., was incorporated in Ohio on February 1, 1974 and maintains its principal offices at 6000 Memorial Drive, Dublin, Ohio 43017. The Manager is a wholly-owned subsidiary of Meeder Financial, Inc., ("MFI"), a holding company which is controlled by Robert S. Meeder, Sr. through ownership of common stock. MFI conducts business only through its six subsidiaries, which are the Manager; Mutual Funds Service Co., the Trust's transfer agent; Opportunities Management Co., a venture capital investor; Meeder Advisory Services, Inc., a registered investment adviser; OMCO, Inc., a registered commodity trading adviser and commodity pool operator; and Adviser Dealer Services, Inc., a broker-dealer.

     The Manager's officers and directors are as set forth as follows: Robert S. Meeder, Sr., Chairman and Sole Director; Philip A. Voelker, Senior Vice President and Chief Investment Officer; Donald F. Meeder, Secretary; Robert S. Meeder, Jr., President; Thomas E. Line, Chief Operating Officer; Michael J. Sullivan, Vice President of Sales and Marketing, and Wesley F. Hoag, Vice President and General Counsel. Mr. Robert S. Meeder, Sr. is President and a Trustee of the Portfolio. Mr. Robert S. Meeder, Jr. and Philip A. Voelker each are a Trustee and officer of the Portfolio. Each of Messrs. Donald F. Meeder, Wesley F. Hoag and Thomas E. Line is an officer of the Portfolio.

                      THE PORTFOLIO'S INVESTMENT SUBADVISER

     Miller/Howard Investments, Inc., 141 Upper Byrdcliffe, Woodstock, New York 12498, serves as the Portfolio's Subadviser. Lowell G. Miller controls the Subadviser through the ownership of voting common stock. The Investment Subadvisory Agreement provides that the Subadviser shall furnish investment advisory services in connection with the management of the Portfolio. In connection therewith, the Subadviser is obligated to keep certain books and records of the Portfolio. The Manager continues to have responsibility for all investment advisory services pursuant to the Investment Advisory Agreement and supervises the Subadviser's performance of such services. Under the Investment Subadvisory Agreement, the Manager, not the Portfolio, pays the Subadviser a fee, computed daily and payable monthly, computed at the rate of .00% of the first $10 million; 0.40% of the next $50 million; 0.30% of the next $40 million and 0.25% in excess of $100 million of the Portfolio's average net assets.

     The Investment Subadvisory Agreement provides that the Subadviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the

Portfolio, except a loss resulting from misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Subadvisory Agreement provides that it will terminate automatically if assigned, and that it may be terminated by the Manager without penalty to the Fund or the Portfolio by the Manager, the Trustees of the Portfolio or by the vote of a majority of the outstanding voting securities of the Portfolio upon not less than 30 days' written notice. The Investment Subadvisory Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Investment Subadvisory Agreement was approved by the Board of Trustees of the Portfolio, including all of the Trustees who are not parties to the contract or "interested persons" of any such party, and by the shareholders of the fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     All orders for the purchase or sale of portfolio securities are placed on behalf of the Portfolio by the Subadviser pursuant to authority contained in the investment advisory agreement and investment subadvisory agreement. The Subadviser is also responsible for the placement of transaction orders for accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Subadviser considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm- the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions, and arrangements for payment of Portfolio expenses.

     The fund's brokerage transactions involving securities of companies headquartered in countries other than the United States will be conducted primarily on the markets and principal exchanges of such countries. Foreign markets are generally not as developed as those located in the United States, which may result in higher transaction costs, delayed settlement and less liquidity for trades effected in foreign markets. Transactions on foreign exchanges are usually subject to fixed commissions that generally are higher than negotiated commissions on U.S. transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

     The Portfolio may execute portfolio transactions with broker-dealers who provide research and execution services to the Portfolio or other accounts over which the Subadviser or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by the Subadviser (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by the

Subadviser's investment staff based upon the quality of research and execution services provided.

     The receipt of research from broker-dealers that execute transactions on behalf of the Portfolio may be useful to the Subadviser in rendering investment management services to the Portfolio or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other Subadviser clients may be useful to the Subadviser in carrying out its obligations to the Portfolio. The receipt of such research is not expected to reduce the Subadviser's normal independent research activities; however, it enables the Subadviser to avoid the additional expenses that could be incurred if the Subadviser tried to develop comparable information through its own efforts.

     Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the Portfolio to pay such higher commissions, the Subadviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or the Subadviser`s overall responsibilities to the Portfolio and its other clients. In reaching this determination, the Subadviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

     The Subadviser may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Subadviser under which the broker-dealer allocates a portion of the commissions paid by the Portfolio toward payment of the Portfolio's or the fund's expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers. For the year ended December 31, 1999, directed brokerage payments of $0 were made to reduce expenses of the Portfolio ($2,246 in 1998; $3,934 in 1997).

     The Trustees of the Portfolio periodically review the Subadviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Portfolio and review the commissions paid by the Portfolio over representative periods of time to determine if they are reasonable in relation to the benefits to the Portfolio.

     From time to time, the Trustees of the Portfolio will review whether the recapture for the benefit of the Portfolio of some portion of the brokerage commissions or similar fees paid by the Portfolio on portfolio transactions is legally permissible and advisable.

     The Portfolio seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees of the Portfolio intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment, whether it would be advisable for the Portfolio to seek such recapture.

     Although the Trustees and officers of the Portfolio are substantially the same as those of other portfolios managed by the Manager, investment decisions for the Portfolio are made independently from those of other portfolios managed by the Manager or accounts managed by affiliates of the Manager. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several portfolios are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one portfolio.

     When two or more portfolios are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the officers of the portfolios involved to be equitable to each portfolio. In some cases this system could have a detrimental effect on the price or value of the security as far as the Portfolio is concerned. In other cases, however, the ability of the Portfolio to participate in volume transactions will produce better executions and prices for the Portfolio. It is the current opinion of the Trustees of the Portfolio that the desirability of retaining the Manager as investment adviser to the Portfolio outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

     During the year ended December 31, 1999, the Utilities Stock Portfolio paid total commissions of $42,417 ($31,922 in 1998; $15,202 in 1997) on the purchase and sale of portfolio securities.

                        VALUATION OF PORTFOLIO SECURITIES

     Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Equity securities for which the primary market is the U.S. are valued at last sale price or, if no sale has occurred, at the closing bid price. Equity securities for which the primary market is outside the U.S. are valued using the official closing price or the last sale price in the principal market where they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price is normally used. Short-term securities are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. Fixed income securities are valued primarily by a pricing service that uses direct exchange quotes and a vendor security valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

     This twofold approach is believed to more accurately reflect fair value because it takes into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted, exchange, or over-the-counter prices.

     Securities and other assets for which there is no readily available market are valued in good faith by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the Portfolio if, in the opinion of the Board of Trustees, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such securities.

     Generally, the valuation of foreign and domestic equity securities, as well as corporate bonds, U.S. government securities, money market instruments, and repurchase agreements, is substantially completed each day at the close of the New York Stock Exchange (NYSE).

     The values of any such securities held by the Portfolio are determined as of such time for the purpose of computing the Portfolio's net asset value. Foreign security prices are furnished by independent brokers or quotation services which express the value of securities in their local currency. The Manager gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currency into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of net asset value. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, the security will be valued as determined in good faith by the Board of Trustees.

                             THE FUND'S DISTRIBUTOR

     Morgan Keegan acts as distributor of the fund's shares pursuant to an Underwriting Agreement between the fund and Morgan Keegan dated as of February 26, 1999 ("Underwriting Agreement"). The shares of the fund are offered continuously. The Underwriting Agreement obligates Morgan Keegan to provide certain services and to bear certain expenses in connection with the offering of fund shares, including, but not limited to: printing and distribution of prospectuses and reports to prospective shareholders; preparation and distribution of sales literature and advertising; administrative and overhead cost of distribution, such as the allocable costs of executive office time expended on developing, managing and operating the distribution program; operating expenses of branch offices, sales training expenses, and telephone and other communication expenses. Morgan Keegan compensates investment brokers of Morgan Keegan and other persons who engage in or support distribution of shares and shareholder service based on the sales for which they are responsible and the average daily net asset value of fund shares in accounts of their clients. Morgan Keegan also pays special additional compensation and promotional incentives from time to time to investment brokers for sales of fund shares.

     The fund has adopted a Distribution Plan with respect to the Class A shares and Class C shares (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, distribution fees will be paid at an aggregate annual rate of up to 0.25% for Class A shares. Under the Plan, distribution and service fees will be paid at an aggregate annual rate of up to 1.00% for Class C shares of the fund's average daily net assets attributable to shares of that class. Class I shares are not subject to a distribution and service fee.

     Service fees and distribution fees paid by the fund to Morgan Keegan under the plan may exceed or be less than Morgan Keegan's expenses thereunder. No interested person of the funds or non-interested director had a direct or indirect interest in the Plan or related agreements. The fund benefits from the Plan by virtue of an ongoing broker's involvement with individual customers as well as the benefit from continued promotion.

     The Plan was approved by the Initial Shareholder on October 31, 2000, and as required by Rule 12b-1 under the 1940 Act, by the Board of Directors on August 21, 2000, including a majority of the directors who are not "interested persons" of the fund, as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or the Underwriting Agreement (the "Qualified Directors").

     In approving the Plan, in accordance with the requirements of Rule 12b-1, the Board of Directors determined that the service and distribution fees were reasonable in view of the compensation Morgan Keegan investment brokers can receive relative to the compensation offered by competing funds. The Board of Directors also determined that the fees are reasonable in light of the service and distribution fees paid by other similar funds. Finally, the Directors determined that there was a reasonable likelihood that the Plan, and the amendments to the Plan, would benefit the fund and its shareholders. This determination was based, in part, on the belief that the Plan enables the fund to have Morgan Keegan investment brokers available to promote and sell the fund, thereby assisting the fund to attract assets. Growth of assets is expected to benefit both the fund and the Adviser. The fund is expected to benefit from the potential for economies of scale in its operations that can arise from growth in assets, as well as from the increased potential for flexibility in portfolio management resulting from a net inflow of assets, as opposed to net redemptions. Shareholders of the fund are expected to benefit from continuing services provided by investment brokers and other staff members of Morgan Keegan as distributor. The Adviser and Morgan Keegan are expected to benefit from the fact that their advisory, service and distribution fees, which are based on a percentage of assets, increase as fund assets grow and that their brokerage commissions and transfer fees will also increase as assets grow. The Directors acknowledged, however, that there is no assurance that benefits to the fund will be realized as a result to the Plan. In considering whether to continue the Plan, the Directors, among other things, also reviewed the expenses of the Plan, alternative methods of distributing fund shares, and the overall expected costs and benefits to the fund.

     The Plan may be terminated by vote of a majority of the Qualified Directors or by vote of a majority of the outstanding voting securities of the fund. Termination of the Plan terminates any obligation of the fund to pay service and distribution fees to Morgan Keegan, other than service and distribution fees that may have accrued but that have not been paid as of the date of termination. Any change in the Plan that would materially increase the service and distribution costs to the fund requires shareholder approval; otherwise the Plan may be amended by the Directors, including a majority of the Qualified Directors, as described above.

     The Plan, as currently in effect, will continue for successive one-year periods, provided that each such continuance specifically is approved by (1) the vote of a majority of the Qualified Directors and (2) the vote of a majority of the entire Board of Directors.

     Rule 12b-1 requires that any person authorized to direct the disposition of monies paid or payable by the fund pursuant to the Plan or any related agreement shall provide to the Company's Board of Directors, and the Directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which expenditures were made. Rule 12b-1 also provides that the fund may rely on that rule only if the selection and nomination of the fund's independent directors are committed to the discretion of such independent directors.

     The current Underwriting Agreement was approved initially by vote of the Board and the Qualified Directors on August 21, 2000. The Underwriting Agreement is subject to the same provisions for annual renewal as the Plan. In addition, the Underwriting Agreement will terminate upon assignment or upon 60 days' notice from Morgan Keegan. The fund may terminate the Underwriting Agreement, without penalty, upon 60 days' notice, by a majority vote of either its Board of Directors, the Qualified Directors, or the outstanding voting securities of the fund.

                        DESCRIPTION OF THE FUND'S SHARES

     The Company is a diversified open-end management investment company incorporated as a Maryland corporation. The Articles of Incorporation permit the Board of Directors the right to issue two billion shares (2,000,000,000), par value of one tenth of one cent ($0.001). Under the Articles of Incorporation, the Directors have the authority to divide or combine the shares into a greater or lesser number, to classify or reclassify any unissued shares of the Company into one or more separate series or class of shares, without further action by the shareholders. As of the date of this Statement of Additional Information, the Directors have authorized six series of shares (Morgan Keegan Core Equity Fund, Morgan Keegan Utility Fund, Morgan Keegan Intermediate Bond Fund, Morgan Keegan High Income Fund, Morgan Keegan Select Financial Fund, and Morgan Keegan Select Capital Growth Fund) and the issuance of three classes of shares of each fund, designated as Class A, Class C, and Class I. Shares are freely transferable and have no preemptive, subscription of conversion rights. When issued, shares are fully paid and non-assessable.

     The Articles of Incorporation provide that all dividends and distributions on shares of each series or class will be distributed pro rata to the holders of that series or class in proportion to the number of shares of that series or class held by such holders. In calculating the amount of any dividends or distributions, (1) each class will be charged with the transfer agency fee attributable to that class, (2) each class separately with such other expenses as may be permitted by the SEC and the Board of Directors, and (3) all other fees and expenses shall be charged to the classes, in the proportion that the net assets of that class bears to the net assets of the applicable series.

     Each class will vote separately on matters pertaining only to that class, as the Board of Directors may determine. On all other matters, all classes shall vote together and every share, regardless of class, shall have an equal vote with every other share. Except as otherwise provided in the Articles of Incorporation, the By-laws of the Company or as required by the provisions of the 1940 Act, all matters will be decided by a vote of a majority of the outstanding voting securities validly cast at a meeting at which a quorum is present. One-third of the aggregate number of shares of that series or class outstanding and entitled to vote shall constitute a quorum for the transaction of business by that series or class.

     Unless otherwise required by the 1940 Act or the Articles of Incorporation, the fund has no intention of holding annual meetings of shareholders. The fund's shareholders may remove a Director by the majority of all votes of the Company's outstanding shares and the Board of Directors shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 25% of the outstanding shares of the fund. At least two-thirds of the Directors holding office must have been elected by the shareholders.

     INVESTMENT STRUCTURE. Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the fund seeks to achieve its investment objectives by investing substantially all of its assets in the Utilities Stock Portfolio (the "Portfolio"), a separate registered investment company with the same investment objectives as the fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the fund, the Portfolio may sell beneficial interests to other mutual funds or investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the fund. Investors in the fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. You may obtain information concerning other holders of interests in the Portfolio by contacting the fund.

     The Utilities Stock Portfolio is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Board of Directors of the Company believe that neither the fund nor its shareholders will be adversely affected by reason of the fund's investing in the Portfolio. In addition, whenever the Company is requested to vote on matters pertaining to the fundamental policies of the Portfolio, the Company will hold a meeting of the fund's shareholders and will cast its vote as instructed by the fund's shareholders.

     Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the

Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for traditionally structured funds that have large or institutional investors.) Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Company is requested to vote on matters pertaining to the Portfolio, the Company will hold a meeting of shareholders of the fund and will cast all of its votes in the same proportion as do the fund's shareholders. Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Company to withdraw the fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Portfolio). If such securities are distributed, the fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the fund.

     The fund may withdraw its investment from its corresponding Portfolio at any time, if the Board of Directors of the Company determines that it is in the best interests of the Company to do so. Upon any such withdrawal, the Board of Directors would consider what action might be taken, including the investment of all the assets of the fund in another pooled investment entity having the same investment objectives as that fund or the retaining of an investment adviser to manage the fund's assets in accordance with the investment policies with respect to that fund's corresponding Portfolio. The inability to find an adequate investment pool or investment adviser could have a significant impact on shareholders' investment in the fund.

     As stated in "Additional Information about Investment Limitations and Policies," except as otherwise expressly provided herein, the fund's investment objectives and policies are not fundamental and may be changed by Directors without shareholder approval.

                      THE FUND'S CUSTODIAN, TRANSFER AGENT,
                           DIVIDEND DISBURSING AGENT
                                      AND
                       PORTFOLIO ACCOUNTING SERVICE AGENT

     Morgan Keegan & Company, Inc., Morgan Keegan Tower, Fifty Front Street, Memphis, Tennessee 38103, serves as the transfer and dividend disbursing agent of the fund. For these services, Morgan Keegan, the fund's distributor, receives from the fund a fee of $5,000 per month, or $60,000 per year.

     Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017, provides accounting services to the Portfolio. The minimum annual fee for accounting services for the Portfolio is $7,500. Subject to the applicable minimum fee, the Portfolio's annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of the Portfolio's average net assets.

     Mutual Funds Service Co. also serves as Administrator to the fund pursuant to an Administration Services Agreement. Services provided to the fund include coordinating and monitoring any third party services to the fund; providing the necessary personnel to perform administrative functions for the fund; assisting in the preparation, filing and distribution of proxy materials, periodic reports to Directors and shareholders, registration statements and other necessary documents. The fund incurs an annual fee, payable monthly, of 0.05% of the fund's average net assets, subject to a minimum annual fee of $15,000 the first year and $30,000 each year thereafter. These fees are reviewable annually by the Directors of the fund and the Trustees of the Portfolio.

     Shareholders who request an historical transcript of their account will be charged a fee based on the number of years researched. The fund reserves the right, upon 60 days' written notice, to make other charges to investors to cover administrative costs.

     Firstar Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202, is custodian of the assets of the Portfolio and of the Fund. The custodian is responsible for the safekeeping of the Portfolio's assets and the appointment of subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the Portfolio or in deciding which securities are purchased or sold by the Portfolio. The Portfolio may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

                            THE FUND'S LEGAL COUNSEL

     Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, serves as counsel to the fund and has passed upon certain matters in connection with this offering.

                     THE FUND'S CERTIFIED PUBLIC ACCOUNTANTS

     KPMG LLP are the fund's independent certified public accountants. KPMG LLP will perform an audit of the fund's financial statements and review the fund's federal and state income tax returns.

                              FINANCIAL STATEMENTS

     Financial Statements for the Portfolio are presented on the following pages. The fund has no prior operations and therefore, no historic financial statements.

                            UTILITIES STOCK PORTFOLIO
                Portfolio of Investments as of December 31, 1999


   INDUSTRIES/CLASSIFICATIONS                             SHARES OR FACE AMOUNT        VALUE
   --------------------------                             ---------------------        -----

   COMMON STOCKS - 100.0%

       ELECTRIC/GAS UTILITY - 7.2%
            AGL Resources, Inc.                                         21,955  $       373,235
            MDU Resources Group, Inc.                                   14,220          284,400
            NiSource Inc.                                               16,355          292,346
            UtiliCorp United, Inc.                                      19,998          388,701
                                                                                      1,338,682

       ELECTRIC UTILITY - 11.9%
            Cinergy Corp.                                               11,420          273,366
            Keyspan Corp.                                               25,190          584,093
            LG&E Energy Corp.                                           27,864          485,879
            Scottish Power PLC - ADR                                    10,469          293,121
            TECO Energy, Inc.                                           31,115          577,572
                                                                                      2,214,031

       NATURAL GAS (DISTRIBUTOR) - 18.3%
            Columbia Energy Group                                        8,905          563,241
            Eastern Enterprises                                          7,975          458,064
            MCN Energy Group Inc.                                        40655          965,556
            Nicor Inc.                                                   4,975          161,687
            WICOR, Inc.                                                  14075          410,814
            Williams Cos., Inc.                                          27550          841,997
                                                                                      3,401,359

       OIL/GAS (DOMESTIC) - 20.2%
            Enron Corp.                                                 10,445          463,497
            El Paso Natural Gas Co.                                     28,420        1,103,051
            Kinder Morgan Energy Partners, L.P. #                       19,724          817,313
            Kinder Morgan Inc.                                          25,680          518,415
            Peoples Energy Corp.                                        10,585          354,598
            Questar Corp.                                               33,345          500,175
                                                                                      3,757,049

       TELECOMMUNICATION EQUIPMENT - 0.9%
            P-Com, Inc. #                                               20,000          176,875
                                                                                        176,875

       TELECOMMUNICATION SERVICES - 34.2%
            Alltel Corp.                                                 7,420          613,541
            AT&T Corp.                                                  10,635          535,073
            BCE, Inc.                                                    9,395          847,312
            CenturyTel, Inc.                                            17,035          807,033
            Global Crossings Ltd. #                                     21,585        1,079,237
            GTE Corp.                                                    9,585          676,342
            MCI Worldcom Inc. #                                         10,613          563,126
            SBC Communications, Inc.                                     9,650          470,438
            U.S. West Communications Group                              10,950          788,400
                                                                                      6,380,502

       WATER UTILITY - 7.3%
            American Water Works Co., Inc.                              33,600          714,000
            Azurix Corp. #                                              73,000          652,437
                                                                                      1,366,437

       TOTAL COMMON STOCKS
       (Cost  $16,563,595 )                                                          18,634,935





   INDUSTRIES/CLASSIFICATIONS                             SHARES OR FACE AMOUNT        VALUE
   --------------------------                             ---------------------        -----
   U.S. TREASURY BILLS - 0.0%

    *  4.30%, due 01/06/00                                               1,000            1,000

       TOTAL U.S. TREASURY BILLS
       (Cost  $1,000 )                                                                    1,000

   TOTAL INVESTMENTS - 100.0%
   (Cost  $16,564,595 )                                                             $18,635,935


   TRUSTEE DEFERRED COMPENSATION**
            Flex-funds Highlands Growth Fund                               234            5,206
            Flex-funds Muirfield Fund                                      349            2,210
            Flex-funds Total Return Utilities Fund                          66            1,333
            Flex-Partners International Equity Fund                        183            3,133

       TOTAL TRUSTEE DEFERRED COMPENSATION
       (Cost  $11,090 )                                                                 $11,882

     ADR:American Depositary Receipts

     L.P.Limited Partnership

     #    Represents non-income producing securities.

     *    Pledged as collateral on Letter of Credit.

     ** Assets of affiliates to the Utility Stock Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustees Deferred Compensation Plan.

     See accompanying notes to financial statements.

                             GROWTH STOCK PORTFOLIO
                Portfolio of Investments as of December 31, 1999

                                              SHARES OR FACE
INDUSTRIES/CLASSIFICATIONS                        AMOUNT             VALUE
--------------------------                        ------             -----

COMMON STOCKS - 92.9%

   AEROSPACE/DEFENSE - 0.7%
   Boeing Co.                                       3,900  $       161,606
   General Dynamics Corp.                             600           31,650
   Lockheed Martin Corp.                            1,870           40,906
   Northrup Grumman Corp.                             200           10,813
   Raytheon Co. - Class B                           1,000           26,563
   Textron, Inc.                                      740           56,749
   United Technologies Corp.                        2,000          130,000
                                                                   458,287

   AIR TRANSPORTATION - 0.3%
   AMR Corp. #                                        725           48,575
   Delta Air Lines, Inc.                              685           34,122
   Frontier Airlines #                              1,990           22,636
   Southwest Airlines                               2,437           39,297
   USAir Group #                                    1,000           32,063
                                                                   176,693

   ALUMINUM - 0.3%
   Aluminum Company of America                      2,460          204,180

   AUTO & TRUCK - 1.2%
   Ford Motor Co.                                   4,900          261,231
   General Motors Corp.                             5,000          363,438
   Genuine Parts Co.                                5,400          133,988
   TRW, Inc.                                          620           32,201
                                                                   790,858

   BANKING - 1.1%
   Washington Mutual Savings Bank                   2,303           59,590
   Wells Fargo Co.                                 15,900          642,956
                                                                   702,546

   BEVERAGE -- ALCOHOLIC - 0.3%
   Anheuser-Busch Cos., Inc.                        2,900          205,538


   BEVERAGE -- SOFT DRINK - 1.2%
   Coca-Cola Co.                                    9,000          524,250
   Pepsico, Inc.                                    7,600          267,900
                                                                   792,150

   BROADCASTING - 0.3%
   SFX Entertainment Inc. #                         3,900          141,131
   World Wrestling Federation Entertainment Co. #   1,000           17,250
                                                                   158,381

   BUILDING MATERIALS - 0.1%
   Masco Corp.                                      1,860           47,198
   Vulcan Materials Co.                               590           23,563
                                                                    70,761

   CAPITAL GOODS - 0.1%
   Eaton Corp.                                        367           26,653
   Ingersoll-Rand                                     839           46,197
                                                                    72,850

                                              SHARES OR FACE
INDUSTRIES/CLASSIFICATIONS                        AMOUNT             VALUE
--------------------------                        ------             -----

  CHEMICAL -- DIVERSIFIED - 1.0%
   Air Products & Chemicals, Inc.                     570           19,131
   Dow Chemical Co.                                 1,210          161,686
   E.I. du Pont de Nemours & Co.                    3,650          240,444
   Imperial Chemical Industries                       680           28,943
   Monsanto Corp.                                   2,900          103,313
   Praxair, Inc.                                      840           42,263
   Rohm & Haas Co.                                  1,185           48,215
                                                                   643,995

   CHEMICAL -- SPECIALTY - 0.1%
   Eastman Chemical Co.                               500           23,844
   MacDermid Inc.                                     800           32,850
   Sigma Aldrich                                      610           18,338
                                                                    75,032

   COMMERCIAL SERVICES - 0.3%
   Cendant Corp. #                                  4,600          122,188
   Dun & Bradstreet                                 1,470           43,365
                                                                   165,553

   COMPUTERS & PERIPHERALS - 4.8%
   Apple Computer #                                   720           74,025
   Compaq Computer Corp.                            6,710          182,428
   Dell Computer Corp. #                           10,210          520,710
   EMC Corp./Mass #                                 5,460          596,505
   Gateway 2000, Inc. #                             1,500          108,094
   IBM Corp.                                        7,830          845,640
   Micron Technology, Inc. #                          820           63,755
   QRS Corporation Delaware #                         320           33,380
   Sanmina Corp #                                     850           84,894
   Seagate Technology Inc. #                          950           44,234
   Sun Microsystems #                               7,460          577,684
                                                                 3,131,349

   COMPUTER SOFTWARE & SERVICES - 8.0%
   America Online, Inc. #                          10,710          806,597
   BMC Software, Inc. #                             1,460          116,709
   Ceridian Co. #                                     840           18,113
   Computer Associates International Inc.           2,380          166,451
   Computer Sciences Corp. #                          790           74,754
   Compuware Corp. #                                  820           30,545
   Electronic Data System Corp.                     2,450          163,997
   Microsoft Corp. #                               25,100        2,930,425
   Novell, Inc. #                                   1,490           59,507
   Oracle Corp. #                                   7,400          829,263
   Unisys Corp. #                                   1,270           40,561
                                                                 5,236,922


   CONSUMER NON-DURABLE - 2.3%
   Corning Inc.                                     1,240          159,883
   Fortune Brands, Inc.                             7,800          257,888
   Gillette Co.                                     5,800          238,888
   Haggar Corp.                                    11,500          130,813
   Procter & Gamble Co.                             6,500          712,156
                                                                 1,499,628


   COSMETICS - 0.5%
   Avon Products Inc.                               3,300          108,900
   Kimberly Clark                                   3,300          215,325
                                                                   324,225

Growth Stock Portfolio, continued on next page

                                              SHARES OR FACE
INDUSTRIES/CLASSIFICATIONS                        AMOUNT             VALUE
--------------------------                        ------             -----

Growth Stock Portfolio, continued

   DATA PROCESSING - 0.5%
   Automatic Data Processing, Inc.                  3,300          177,788
   First Data Corp.                                 2,170          107,008
   Fiserv, Inc. #                                     910           34,864
                                                                   319,660

   DIVERSIFIED - 1.2%
   Honeywell International Inc.                     3,402          196,253
   Minnesota Mining & Manufacturing Co.             1,570          153,664
   Norfolk Southern Corp.                           1,830           37,515
   PPG Industries, Inc.                               830           51,927
   Tyco International                               7,860          306,540
                                                                   745,899

   DRUG - 5.5%
   Abbott Labs                                      6,830          248,014
   Bristol Myers Squibb                            10,870          697,718
   Eli Lilly & Co.                                  4,550          302,575
   Merck & Co., Inc.                               10,830          726,287
   Pfizer, Inc.                                    20,210          655,562
   Pharmacia & Upjohn                               1,470           66,150
   Schering Plough Corp.                            9,550          404,681
   Warner Lambert Co.                               4,800          393,300
                                                                 3,494,287

   DRUGSTORE - 0.2%
   Rite Aid Corp.                                  11,400          127,538

   ELECTRIC -- INTEGRATED - 0.2%
   Edison International                             1,800           47,138
   FPL Group, Inc.                                    960           41,100
   Teco Energy Inc.                                 2,930           54,388
                                                                    142,626

   ELECTRIC UTILITY - 0.5%
   AES Corp. #                                      2,460          183,885
   Duke Power Co.                                   2,940          147,368
                                                                   331,253

   ELECTRICAL EQUIPMENT - 4.3%
   General Electric Corp.                          17,552        2,712,858


   ELECTRONIC COMPONENT SEMICONDUCTORS - 4.6%
   Advanced Micro Devices Inc. #                    1,520           43,985
   Applied Materials, Inc. #                        1,880          238,173
   Caliper Technology  #                              580           38,715
   Epcos AG - Sponsored ADR #                       1,650          122,925
   Intel                                           14,750        1,214,109
   KLA -Tencor Corp. #                                600           66,825
   LSI Logic Corp. #                                  810           54,675
   Maxim Integrated Products Inc. #                 1,100           51,906
   Motorola, Inc.                                   3,600          530,100
   STMicroelectronics NV                              860          130,236
   Texas Instruments Inc.                           3,620          349,783
   Xilinx Inc. #                                    2,360          107,306
                                                                 2,948,738

                                              SHARES OR FACE
INDUSTRIES/CLASSIFICATIONS                        AMOUNT             VALUE
--------------------------                        ------             -----

   ELECTRONIC COMPONENTS - 0.3%
   Emerson Electric                                 3,674          210,796

   ELECTRONICS - 0.1%
   Rockwell International Corp.                       840           40,215
   Scientific Atlanta                                 680           37,995
                                                                    78,210
   FINANCE - 6.3%
   Bank One Corp.                                   4,326          138,432
   BankAmerica Corp.                               10,214          512,615
   Chase Manhattan Corp.                            3,900          302,981
   Equifax, Inc.                                      710           16,729
   Fannie Mae                                       6,600          412,088
   First Union Corp.                                4,968          163,634
   FleetBoston Financial Corp.                      7,008          243,966
   Freddie Mac                                      9,300          437,681
   Lehman Brothers Holdings, Inc.                   1,500          127,031
   Mellon Bank Corp.                                7,200          245,250
   Merrill Lynch & Co.                                800           66,650
   Metris Cos., Inc.                               10,000          356,875
   Morgan Stanley Dean Witter & Co.                 1,800          256,950
   PNC Bank Corp.                                   3,100          137,950
   Providian Financial Corp.                        5,650          514,503
   Ryder Systems, Inc.                                310            7,576
   SLM Holding Corp.                                4,000          169,000
                                                                 4,109,911

   FINANCIAL SERVICES - 3.6%
   American Express Co.                             1,700          282,625
   Associates First Capital                        10,400          285,350
   Avery Dennison Corp.                               920           67,045
   Capital One Financial Corp.                     20,600          992,663
   Citigroup Inc.                                  11,995          667,972
   Concord EFS Inc. #                                 690           17,768
   H&R Block, Inc.                                  1,370           59,938
                                                                 2,373,361

   FOOD -- DIVERSIFIED - 1.3%
   General Mills                                    4,800          171,600
   Hershey Food Corp.                               2,700          128,081
   Safeway Inc. #                                   3,300          117,975
   Sara Lee Corp.                                  10,200          225,038
   Sysco Corp.                                      5,700          225,506
                                                                   868,200

   FOREST PRODUCTS - 0.2%
   Georgia Pacific Corp.                              860           43,645
   Weyerhauser Co.                                  1,120           80,430
   Willamette Industries, Inc.                        640           29,720
                                                                   153,795

   GOLD/SILVER MINING - 0.1%
   Barrick Gold Corp.                               2,090           36,967

   HEALTH - 1.3%
   American Home Products                           5,820          228,435
   Johnson & Johnson                                6,910          644,358
                                                                   872,793

Growth Stock Portfolio, continued on next page

                                              SHARES OR FACE
INDUSTRIES/CLASSIFICATIONS                        AMOUNT             VALUE
--------------------------                        ------             -----

Growth Stock Portfolio, continued

   INSTRUMENTS -- CONTROLS - 0.0%
   Johnson Controls Inc.                              432           24,570
                                                                    24,570

   INSTRUMENTS -- SCIENTIFIC - 0.1%
   PE Biosystems Group                                380           45,719


   INTERNET SERVICE - 0.5%
   Yahoo, Inc. #                                      740          320,189

   INSURANCE -- MULTILINE - 2.2%
   Allstate                                         6,700          160,800
   American International Group                    10,543        1,139,962
   PMI Group                                        3,300          161,081
                                                                 1,461,843

   MACHINERY - 0.3%
   Caterpillar, Inc.                                1,813           85,324
   Deere & Co.                                      1,197           51,920
   Dover Corp.                                      1,071           48,597
                                                                   185,841

   MANUFACTURING - 0.1%
   Mueller Industries, Inc. #                       1,150           41,688
   Owens Illinois #                                   780           19,549
                                                                    61,237

   MARKETING SERVICES - 0.2%
   Omnicom Group, Inc.                              1,205          120,500

   MATERIALS & SERVICES - 0.4%
   Champion International Corp.                       425           26,323
   Dana Corp.                                         970           29,039
   Ecolab, Inc.                                     1,970           77,076
   Illinois Tool Works, Inc.                        1,730          116,883
   Sherwin-Williams Co.                             1,070           22,470
                                                                   271,791

   MEDICAL PRODUCTS - 1.3%
   Amgen, Inc. #                                    4,600          276,288
   Biogen Inc.#                                       400           33,800
   Guidant Corp. #                                    810           38,070
   Human Genome #                                     890          135,836
   IDEC Pharmaceuticals Corp. #                       980           96,285
   MedImmune, Inc. #                                1,260          209,003
   Millennium Pharmaceutical #                        400           48,800
                                                                   838,082

   MEDICAL HMO - 0.0%
   Wellpoint Health Networks #                        390           25,716

   MEDICAL SERVICES - 0.4%
   Columbia/HCA Healthcare Corp.                    2,410           70,643
   Health Management #                              5,120           68,480
   IMS Health, Inc.                                 1,080           29,363
   Shared Medical Systems                             310           15,791
   Tenet Healthcare Corp. #                         2,230           52,405
                                                                   236,682

   MEDICAL SUPPLIES - 0.5%
   Boston Scientific Co. #                          1,200           26,250
   Cardinal Health Inc                              1,220           58,408

                                              SHARES OR FACE
INDUSTRIES/CLASSIFICATIONS                        AMOUNT             VALUE
--------------------------                        ------             -----

   Medtronic, Inc.                                  6,970          253,969
                                                                   338,627

   MULTIMEDIA - 1.0%
   Time Warner Inc.                                 6,300          456,356
   Viacom Inc Class B  #                            3,000          181,313
                                                                   637,669

   NATURAL GAS DISTRIBUTOR - 0.3%
   MCN Corp.                                        4,770          113,288
   Williams Cos., Inc.                              2,600           79,463
                                                                   192,751

   NETWORKING PRODUCTS - 2.9%
   3COM Corp. #                                       980           46,060
   Cisco Systems, Inc. #                           16,860        1,806,128
   Network Appliance #                                840           69,773
                                                                 1,921,961
   OFFICE AUTOMATION & EQUIPMENT - 1.2%
   Hewlett Packard                                  5,620          639,275
   Pitney Bowes, Inc.                               1,325           64,014
   Xerox Corp.                                      2,180           49,595
                                                                   752,884

   OIL/GAS -- DOMESTIC - 0.8%
   Atlantic Richfield                               1,700          147,050
   Baker Hughes                                     1,540           32,436
   Burlington Resources                             1,000           33,063
   Devon Energy                                     1,200           39,450
   Enron Corp.                                      3,000          133,125
   Noble Affiliates Inc.                            2,100           45,019
   Noble Drilling Co. #                             1,300           42,575
   USX Marathon Group                               2,800           69,125
                                                                   541,843


   OIL/GAS -- INTERNATIONAL - 2.7%
   Chevron Corp.                                    3,200          277,200
   Exxon Corp.                                     18,362        1,479,289
   Transocean Sedco                                   621           20,913
                                                                 1,777,402

   OILFIELD SERVICES/EQUIPMENT - 0.6%
   Coastal Corp.                                    1,900           67,331
   Kerr-McGee Corp.                                 1,000           62,000
   Schlumberger Ltd.                                3,200          179,600
   Smith International Inc.  #                      1,500           74,531
                                                                   383,462

   OIL & NATURAL GAS - 0.1%
   Apache Corp.                                     1,200           44,325
   Amerada Hess                                       500           28,375
   Ocean Energy, Inc. #                            10,160           78,740
                                                                   151,440

   PAPER & FOREST PRODUCTS - 0.2%
   International Paper                              2,185          123,316
   Mead Corp.                                         840           36,488
                                                                   159,804

Growth Stock Portfolio, continued on next page

                                              SHARES OR FACE
INDUSTRIES/CLASSIFICATIONS                        AMOUNT             VALUE
--------------------------                        ------             -----

Growth Stock Portfolio, continued

   PETROLEUM -- INTEGRATED - 1.4%
   Conoco, Inc. - Class B                           4,500          111,938
   Occidental Petroleum Corp.                       3,600           77,850
   Royal Dutch Petroleum                            9,700          587,456
   Texaco                                           3,100          168,369
                                                                   945,613

   PUBLISHING - 0.4%
   The Reader's Digest Association, Inc.            9,500          277,875


   RAILROAD TRANSPORTATION - 0.2%
   Burlington Northern Santa Fe                     2,005           48,621
   Kansas City Southern Industries, Inc.              540           40,298
   Union Pacific Corp.                                765           33,421
                                                                   122,340

   RENTAL -- AUTO/EQUIPMENT - 0.4%
   The Hertz Corp.                                  5,600          280,700
                                                                   280,700

   RESTAURANT - 0.7%
   McDonalds Corp.                                  6,500          262,031
   Wendy's International, Inc.                     10,400          216,450
                                                                   478,481

   RETAIL GROCERY - 0.2%
   Albertson's, Inc.                                3,700          119,325

   RETAIL STORE - 2.2%
   Action Performance #                            23,400          269,100
   Amazon.Com #                                       500           38,063
   Kmart #                                         40,000          402,500
   PETsMART, Inc. #                                30,000          172,500
   WalMart Stores, Inc.                             8,000          553,000
                                                                 1,435,163

   RUBBER/PLASTICS - 0.5%
   Newell Rubbermaid Co.                           10,700          310,300


   S&L / THRIFTS -- SOUTHERN U.S. - 0.1%
   Greater Atlantic Financial Corp. #              10,000           44,375


   SERVICES  - 0.1%
   Paychex Inc.                                     1,675           67,000


   STEEL - 0.0%
   Nucor Corp.                                        410           22,473

   TELECOMMUNICATION EQUIPMENT - 3.6%
   General Instrument Corp. #                         890           75,650
   JDS Uniphase Corp. #                             1,960          316,173
   Loral Space & Communications Ltd. #             10,110          245,799
   Metromedia Fiber Network Inc. - Class A #        3,880          185,998
   Nokia Corp. - ADR - Class A                        150           28,659
   Nortel Networks                                  6,300          636,300
   P-Com, Inc. #                                    8,760           77,471
   QUALCOMM, Inc. #                                 3,280          577,690
   Sprint Corp. PCS Group #                         2,285          234,213
                                                                 2,377,953

   TELECOMMUNICATION SERVICES - 11.6%
   AT&T Corp.                                      17,095          860,092
   Bell Atlantic Corp.                              8,590          528,822
   BellSouth Corp.                                 10,980          514,001

                                              SHARES OR FACE
INDUSTRIES/CLASSIFICATIONS                        AMOUNT             VALUE
--------------------------                        ------             -----

   CenturyTel, Inc.                                 1,730           81,959
   Global Crossing LTD #                           24,429        1,221,450
   GTE Corp.                                        5,320          375,393
   Lucent Technologies Inc.                        14,700        1,102,500
   MCI Worldcom, Inc. #                            19,167        1,017,049
   Nextel Communications #                          2,630          271,219
   Qwest Communications #                           4,090          175,870
   SBC Communications                              17,674          861,608
   Sprint Corp. FON Group                           2,370          159,531
   Teleglobe Inc.                                   5,720          129,773
   Tellabs, Inc. #                                  1,590          102,058
   U.S. West, Inc.                                  2,665          191,880
                                                                 7,593,205

   TOBACCO - 0.7%
   Gallaher Group, PLC - ADR                       11,400          175,275
   Philip Morris Cos.                              12,500          287,500
                                                                   462,775

   TOYS - 1.9%
   Hasbro Bradley Inc.                              9,450          179,550
   JAKKS Pacific Co. #                              7,600          142,025
   Toys "R" Us Inc. #                              64,000          916,000
                                                                 1,237,575

   TRANSPORTATION - 0.1%
   FDX Corp. #                                      1,000           40,938

   TRUCKING/TRANSPORTATION LEASING - 0.0%
   CSX, Corp.                                       1,017           31,908

   WATER UTILITY  - 0.2%
   Azurix Corp. #                                  16,095          143,849

 TOTAL COMMON STOCKS
 (Cost $43,996,840 )                                            60,677,701

U.S. TREASURY OBLIGATIONS - 0.9%

       U.S. Treasury Bills
       ** 4.30%  01/06/00                           6,000            5,997
       *  5.04%  03/09/00                         600,000          594,112

        TOTAL U.S. TREASURY OBLIGATIONS
        (Cost  $600,285 )                                          600,109

REPURCHASE AGREEMENT - 6.2%

          Bank of America Securities LLC, 4.60%,
          01/03/00, (Collateralized by $4,165,707
          various commercial papers, 5.50%,
          03/14/00 - 03/24/00                   4,037,000        4,037,000

       TOTAL REPURCHASE AGREEMENT
       (Cost  $4,037,000 )                                       4,037,000

TOTAL INVESTMENTS - 100.0%
(Cost $48,634,125 )                                            $65,314,810

Growth Stock Portfolio, continued on next page

                                                     CONTRACTS       VALUE
                                                     ---------       -----

FUTURES CONTRACTS

       Long, S&P 500 Futures, face amount                10        3,710,500
          $3,610,500 expiring March 2000

                                                                  $3,710,500


TRUSTEE DEFERRED COMPENSATION***

          Flex-funds Highlands Growth Fund              483           10,771
          Flex-funds Muirfield Fund                     775            4,908
          Flex-funds Total Return Utilities Fund        171            3,462
          Flex-Partners International Equity Fund       377            6,458

          TOTAL TRUSTEE DEFERRED COMPENSATION
          (Cost  $24,138 )                                           $25,599

     ADR: American Depositary Receipt

     #    Represents non-income producing securities.

     *    Pledged as collateral on futures contracts.

     **   Pledged as collateral on Letter of Credit.

     *** Assets of affiliates to the Growth Stock Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.


See accompanying notes to financial statements.

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999


                                                     UTILITIES      GROWTH
                                                       STOCK         STOCK
                                                     PORTFOLIO     PORTFOLIO

Assets:
  Investments, at market value*                     $18,635,935   $61,277,810
  Repurchase agreements, at cost*                           ---     4,037,000
  Trustee deferred compensation investments,             11,882        25,599
    at market value
  Cash                                                      ---           556
  Receivable for securities sold                        695,684           ---
  Receivable for net variation margin on futures            ---         8,500
    contracts
  Receivable from corresponding Fund                        ---           ---
  Interest and dividend receivable                       45,025        43,604
  Prepaid/Other assets                                    1,954           630

Total Assets                                         19,390,480    65,393,699


Liabilities:
  Payable for securities purchased                          ---        64,139
  Payable for Trustee Deferred Compensation Plan         11,882        25,599
  Payable to custodian for cash overdraft             1,292,032           ---
  Payable to investment adviser                          17,541        51,743
  Accrued audit fees                                     13,984        14,813
  Accrued custodian fees                                    958         8,237
  Accrued trustee fees                                      ---         6,307
  Accrued fund accounting fees                            2,198         3,690
  Other accrued liabilities                                 792         1,699

Total Liabilities                                     1,339,387       176,227

Net Assets                                          $18,051,093   $65,217,472

Net Assets:
  Capital                                            15,979,753    48,528,287
  Net unrealized appreciation (depreciation) of       2,071,340    16,689,185
    investments

Net Assets                                          $18,051,093   $65,217,472

  *Securities at cost                               $16,564,595   $48,634,125


  See accompanying notes to financial statements

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999


                                             UTILITIES      GROWTH
                                               STOCK        STOCK
                                             PORTFOLIO    PORTFOLIO

NET INVESTMENT INCOME
  Interest                                      $32,181     $285,463
  Dividends                                     459,721      627,091

Total Investment Income                         491,902      912,554

Expenses:
  Investment advisory fees                      149,369      570,139
  Accounting fees                                19,937       40,870
  Trustees fees and expenses                      8,682       27,375
  Audit fees                                     13,999       14,827
  Custodian fees                                  3,310       27,806
  Other expenses                                  6,292        6,868
  Legal fees                                        372          971
  Insurance                                          85          109

Total Expenses                                  202,046      688,965

  Investment advisory fees waived                   ---          ---
  Directed brokerage payments received              ---       (6,058)

Total Net Expenses                              202,046      682,907

NET INVESTMENT INCOME                           289,856      229,647

REALIZED AND UNREALIZED GAIN (LOSS)
  FROM INVESTMENTS:
  Net realized gain (loss) from futures              ---      245,618
    contracts
  Net realized gain (loss) from investments 3,637,703 5,094,690 Net change in unrealized appreciation
    (depreciation) of investments             (1,322,044)   6,025,737

NET GAIN (LOSS) ON INVESTMENTS                 2,315,659   11,366,045

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                   $2,605,515  $11,595,692

  See accompanying notes to financial statements

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                    UTILITIES       GROWTH
                                                      STOCK         STOCK
                                                    PORTFOLIO     PORTFOLIO
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
  Net investment income                               $289,856       $229,647
  Net realized gain (loss) from investments
    and futures contracts                            3,637,703      5,340,308
  Net change in unrealized appreciation
    (depreciation) of investments                   (1,322,044)     6,025,737
Net increase in net assets
  resulting from operations                          2,605,515     11,595,692

TRANSACTIONS OF INVESTORS' BENEFICIAL INTERESTS:
  Contributions                                     11,399,891    105,405,498
  Withdrawals                                       (9,173,858)  (102,951,461)
Net increase in net assets resulting from
  transactions of investors' beneficial interests    2,226,033      2,454,037

TOTAL INCREASE IN NET ASSETS                         4,831,548     14,049,729

NET ASSETS - Beginning of period                    13,219,545     51,167,743

NET ASSETS - End of period                         $18,051,093    $65,217,472


                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                    UTILITIES      GROWTH
                                                      STOCK         STOCK
                                                    PORTFOLIO     PORTFOLIO
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
  Net investment income                               $218,745      $335,278
  Net realized gain (loss) from investments
    and futures contracts                             (364,390)    4,583,800
  Net change in unrealized appreciation
    (depreciation) of investments                    1,126,399     4,790,713
Net increase in net assets
  resulting from operations                            980,754     9,709,791

TRANSACTIONS OF INVESTORS' BENEFICIAL INTERESTS:
  Contributions                                      6,977,776    74,136,798
  Withdrawals                                       (5,408,703)  (66,072,809)
Net increase (decrease) in net assets
  resulting from transactions of investors'
  beneficial interests                               1,569,073     8,063,989

TOTAL INCREASE (DECREASE) IN NET ASSETS              2,549,827    17,773,780

NET ASSETS - Beginning of period                    10,669,718    33,393,963

NET ASSETS - End of period                         $13,219,545   $51,167,743

  See accompanying notes to financial statements

                              FINANCIAL HIGHLIGHTS

UTILITIES STOCK PORTFOLIO

                                                                                                           Period from
                                                              Year Ended December 31,                   June 21, 1995* to
                                                       1999        1998           1997         1996     December 31, 1995

   Net Assets, End of Period ($000)                  $18,051     $13,220        $10,670       $7,964        $4,291
   Ratio of Expenses to Average Net Assets             1.35%       1.44%          1.60%        1.61%         2.32%(1)
   Ratio of Net Investment Income to
      Average Net Assets                               1.94%       1.73%          1.79%        2.24%         2.09%(1)
   Ratio of Expenses to Average Net Assets
      before directed brokerage payments               1.35%       1.46%          1.65%        1.66%         2.40%(1)
   Ratio of Net Investment Income to Average Net
      Assets before directed brokerage payments        1.94%       1.71%          1.74%        2.19%         2.01%(1)
   Portfolio Turnover Rate                            69.20%      51.36%         41.22%       50.79%         5.06%

(1) Annualized
* Date of commencement of operations


GROWTH STOCK PORTFOLIO

                                                                    Year Ended December 31,
                                                  1999         1998             1997             1996         1995

   Net Assets, End of Period ($000)             $65,217      $51,168          $33,394          $24,414      $24,537
   Ratio of Expenses to Average Net Assets         1.15%       1.25%            1.34%            1.24%        1.25%
   Ratio of Net Investment Income to
      Average Net Assets                           0.39%       0.77%            0.83%            2.33%        3.78%
   Ratio of Expenses to Average Net Assets
      before waiver of fees                        1.16%       1.26%            1.34%            1.24%        1.25%
   Ratio of Net Investment Income to Average
      Net Assets before waiver of fees             0.38%       0.76%            0.83%            2.33%        3.78%
   Portfolio Turnover Rate                        51.22%      79.98%          129.79%           81.66%      337.57%


See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999


1.   ORGANIZATION

Each Fund of The Flex-Partners Trust (the "Trust") invests all of its investable assets in a corresponding open-end management investment company (each a "Portfolio" and collectively the "Portfolios") having the same investment objective as the Fund. Each Portfolio is registered under the Investment Company Act of 1940, as amended (the "Act"), as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York. Each Declaration of Trust permits the Trustees, who are the same for each Portfolio, to issue beneficial interests in each Portfolio.

The investment objective of each Portfolio is as follows:

     The Utilities Stock Portfolio seeks a high level of current income and growth of income by investing primarily in equity securities of domestic and foreign public utility companies; however, it will not invest in electric utilities whose generation of power is derived from nuclear reactors. The Portfolio also seeks capital appreciation, but only when consistent with its primary investment objective.

     The Growth Stock Portfolio seeks capital growth by investing in a diversified portfolio of domestic common stocks with greater than average growth characteristics selected primarily from the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

The financial statements of the Funds are included elsewhere in this report.

2.   SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

Securities which are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation or, lacking any sales, at the closing bid prices. Securities traded over-the-counter are valued at the most recent bid price or yield equivalent as obtained from one or more dealers that make markets in such securities. Mutual funds are valued at the daily redemption value as reported by the underlying fund. The Portfolios obtain prices from independent pricing services which use valuation techniques approved by the Board of Trustees.

Money market securities held in the Portfolios maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued within sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

REPURCHASE AGREEMENTS

Each Portfolio may engage in repurchase agreement transactions whereby the Portfolio takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Portfolio and an obligation of the Portfolio to resell the instrument at an agreed upon price and term. At all times, the Portfolio maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Portfolios may be delayed or limited.

DEFERRED TRUSTEE COMPENSATION

Under a Deferred Compensation Plan (the "Plan") non-interested Trustees may elect to defer receipt of a portion of their annual compensation. Under the Plan, deferred amounts are invested in the shares of the Flex-funds and Flex-Partners Funds. Deferred amounts remain in the Portfolios until distributed in accordance with the Plan.

FUTURES & OPTIONS

Each Portfolio may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the portfolio, or which it intends to purchase. The expectation is that any gain or loss on such transactions will be substantially offset by any gain or loss on the securities in the underlying portfolio or on those which are being considered for purchase.

To the extent that the Portfolio enters into futures contracts on an index or group of securities the Portfolio exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the market value of the index. Upon entering into a futures contract the Portfolio is required to deposit an initial margin, which is either cash or securities in an amount equal to a certain percentage of the contract value. Subsequently, the variation margin, which is equal to changes in the daily settlement price or last sale price on the exchanges where they trade, is received or paid. The Portfolios record realized gains or losses for the daily variation margin when they are recorded as gains or losses from futures contracts.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Portfolio to the loss of the premium paid if the Portfolio does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as an unrealized appreciation or depreciation until closed, exercised or expired.

The Portfolios may write covered call or put options for which premiums received are recorded as liabilities and are subsequently adjusted to current market value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Portfolio records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Portfolio records realized gains for the entire amount of premiums received.

During the year ended December 31, 1999, the Portfolios had the following activity in futures contracts:

                                 LONG CONTRACTS

                                   Number of contracts      Notional amount
GROWTH STOCK PORTFOLIO:
Outstanding, beginning of year                7                  $2,055,875
Contracts opened                            324                 107,321,562
Contracts closed                           (321)               (105,766,937)
Outstanding, end of year                     10                  $3,610,500


LETTER OF CREDIT

Each Portfolio has pledged as collateral a U.S. Government security, cash or other high-grade debt security solely for the benefit of ICI Mutual Insurance Co. for the Portfolios' fidelity bond coverage.

INCOME TAXES

The Portfolios will be treated as a partnership for Federal income tax purposes. As such, each investor in the Portfolios will be subject to taxation on its share of the Portfolios' ordinary income and capital gains. It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to it. Therefore, no Federal income tax provision is required.

SECURITIES TRANSACTIONS

The Portfolios record security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date, and interest income (including amortization of premium and accretion of discount) is recognized as earned.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

R. Meeder & Associates (RMA), a wholly-owned subsidiary of Muirfield Investors, Inc. (MII), provides each Portfolio with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with RMA, Miller/Howard Investments, Inc. and Sector Capital Management, Inc. serve as subadvisor of the Utilities Stock Portfolio and Growth Stock Portfolio, respectively. Sub-subadvisers, selected by Sector Capital Management, Inc., subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by Sector Capital Management, Inc.

For such services the Portfolios pay monthly fees based upon the average daily value of each Portfolio's net assets at the following annual rate: 1.00% of average daily net assets up to $50 million, 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.60% of average daily net assets exceeding $100 million. As subadviser to the Utilities Stock Portfolio, Miller/Howard Investments, Inc. is paid 0.00% of the 1.00% of average daily net assets up to $10 million, 0.40% of the 1.00% of average daily net assets exceeding $10 million up to $50 million, 0.40% of the 0.75% of average daily net assets net assets exceeding $50 million up to $60 million, 0.30% of the 0.75% of average daily net assets exceeding $60 million up to $100 million and 0.25% of the 0.60% of average daily net assets exceeding $100 million. As subadviser to the Growth Stock Portfolio, Sector Capital Management, Inc. is paid 0.30% of the 1.00% of average daily net assets up to $25 million, 0.70% of the 1.00% of average daily net assets exceeding $25 million up to $50 million, 0.40% of the 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.35% of the 0.60% of average daily net assets exceeding $100 million. Sector Capital Management, Inc. pays all sub-subadvisers 0.25% on all average net assets.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of MII, serves as accounting services agent for each Portfolio. In compensation for such services, each Portfolio pays MFSCo an annual fee equal to the greater of:

     a. 0.15% of the first $10 million of average daily net assets, 0.10% of the next $20 million of average daily net assets, 0.02% of the next $50 million of average daily net assets, and 0.01% in excess of $80 million of average daily net assets,

     or

     b. $7,500.

Certain officers and trustees of the Portfolios are also officers or directors of MII, RMA and MFSCo.

4.   SECURITIES TRANSACTIONS

For the year ended December 31, 1999, the cost of purchases and proceeds from sales or maturities of long-term investments for the Portfolios were as follows:

PORTFOLIO                                  PURCHASES           SALES
---------                                  ---------           -----
Utilities Stock Portfolio                $12,829,792         $ 9,928,610
Growth Stock Portfolio                    28,470,710          27,440,601

As of December 31, 1999, the aggregate cost basis of investments and unrealized appreciation (depreciation) for Federal income tax purposes was as follows:



                           COST BASIS    UNREALIZED   UNREALIZED  NET UNREALIZED
PORTFOLIO                OF INVESTMENTS APPRECIATION DEPRECIATION  APPRECIATION
---------                -------------- ------------ ------------  -------------
Utilities Stock Portfolio $16,740,715   $ 3,217,376  $(1,322,156)   $ 1,895,220
Growth Stock Portfolio     48,859,539    19,887,220   (3,423,449)    16,463,771

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of the Utilities Stock Portfolio and Growth Stock Portfolio:

We have audited the accompanying statements of assets and liabilities of the Utilities Stock Portfolio and Growth Stock Portfolio (Portfolios), including the portfolios of investments, as of December 31, 1999, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1999, by confirmation with the custodian and brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Utilities Stock Portfolio and Growth Stock Portfolio at December 31, 1999, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.


KPMG LLP
Columbus, Ohio
February 11, 2000

                            PART C: OTHER INFORMATION

23. Exhibits:

(a)  (1)  Articles of Incorporation 1/
     (2)  Amendment to Articles of Incorporation dated January 12, 1999 2/
     (3)  Amendment to Articles of Incorporation dated July 21, 2000 6/
     (4)  Amendment to Articles of Incorporation 8/

(b)  By-laws 2/

     (1)  Amendment to By-Laws 8/

(c)  Instruments Defining Rights of Security Holders
     (1)  Articles of Incorporation 1/
     (2)  Bylaws 2/

(d) (1) Advisory Agreement between Registrant and Morgan Asset Management, Inc. with respect to Morgan Keegan Intermediate Bond Fund and Morgan Keegan High Income Fund 2/
     (2) Investment Advisory Agreement between Growth Stock Portfolio and Meeder Asset Management, Inc., formerly known as R. Meeder & Associates, Inc. with respect to Morgan Keegan Core Equity Fund 4/
          (a) Investment Sub-Advisory Agreement with Sector Capital Management L.L.C. 5/
          (b) Investment Sub-Subadvisory Agreement with Miller/Howard Investments, Inc. 5/
          (c) Investment Sub-Subadvisory Agreement with Hallmark Capital Management, Inc. 5/
          (d) Investment Sub-Subadvisory Agreement with Barrow, Hanley, Mewhinney & Strauss, Inc. 5/
          (e) Investment Sub-Subadvisory Agreement with The Mitchell Group, Inc. 5/
          (f) Investment Sub-Subadvisory Agreement with Ashland Management Incorporated 5/
          (g) Investment Sub-Subadvisory Agreement with Delta Capital Management, Inc. 5/
          (h) Investment Sub-Subadvisory Agreement with Dresdner RCM Global Investors LLC 5/
          (i) Investment Sub-Subadvisory Agreement with Alliance Capital Management L.P. 5/

     (3) Investment Advisory Agreement between The Utilities Stock Portfolio and Meeder Asset Management, Inc., formerly known as R. Meeder & Associates, Inc. with respect to Morgan Keegan Utility Fund 4/
          (a) Investment Sub-Advisory Agreement with Miller/Howard Investment, Inc. (filed herewith)

     (4) Investment Advisory and Administration Agreement between Registrant and Morgan Asset Management, Inc. with respect to the Morgan Keegan Core Equity Fund and the Morgan Keegan Utility Fund (filed herewith)

     (5) Investment Advisory and Administration Agreement between Registrant and Morgan Asset Management, Inc. with respect to Morgan Keegan Select Financial Fund 7/
          (a) Form of Sub-Advisory Agreement among Registrant, Morgan Asset Management, Inc. and T.S.J. Advisory Group, Inc. with respect to Morgan Keegan Select Financial Fund 7/

     (6) Investment Advisory Agreement between Registrant and Morgan Asset Management, Inc. with respect to Morgan Keegan Select Capital Growth Fund 8/

(e)  Underwriting Agreement 2/

(f)  Bonus or Profit Sharing Contracts - none

(g) (1) Custodian Agreement between Registrant and State Street Bank & Trust Company with respect to Morgan Keegan Intermediate Bond Fund, Morgan Keegan High Income Fund, Morgan Keegan Select Financial Fund and Morgan Select Capital Growth Fund 3/

     (2) Custody Agreement between Growth Stock Portfolio and Star Bank, N.A. with respect to the Morgan Keegan Core Equity Fund 4/

     (3) Custody Agreement between Utilities Stock Portfolio and Star Bank, N.A. with respect to the Utilities Fund 4/

     (4) Form of Custody Agreement between Registrant and Firstar Bank, N.A. with respect to Morgan Keegan Core Equity Fund and Morgan Keegan Utility Fund (filed herewith)

(h)  Other Material Contracts

     (1) Amended and Restated Fund Accounting Services Agreement with respect to Morgan Keegan Intermediate Bond Fund, Morgan Keegan High Income Fund, Morgan Keegan Select Financial Fund and Morgan Keegan Select Capital Growth Fund 8/

     (2) Amended and Restated Transfer Agency and Service Agreement with respect to Morgan Keegan Intermediate Bond Fund, Morgan Keegan High Income Fund, Morgan Keegan Select Financial Fund, Morgan Keegan Core Equity Fund, Morgan Keegan Utility Fund and Morgan Keegan Select Capital Growth Fund 8/

     (3) Accounting Services Agreement between Registrant and Mutual Funds Service Co. with respect to the Morgan Keegan Core Equity Fund and the Morgan Keegan Utility Fund (filed herewith)

     (6) Participation Agreement among Meeder Asset Management, Inc., Growth Stock Portfolio, Sector Capital Management, L.L.C. and Morgan Keegan Select Fund, Inc., on behalf of Morgan Keegan Core Equity Fund 8/

     (7) Participation Agreement among Meeder Asset Management, Inc., The Utilities Stock Portfolio, Miller/Howard Investment, Inc. and Morgan Keegan Select Fund, Inc., on behalf of Morgan Keegan Utility Fund 8/

     (8) Sub-Administration Agreement among Morgan Keegan Select Fund, Inc., Morgan Asset Management, Inc. and Mutual Funds Service Company with respect to Morgan Keegan Core Equity Fund and Morgan Keegan Utility Fund (filed herewith)

(i)  Legal Opinion

     (1)  Legal Opinion with respect to Morgan Keegan Select Financial Fund 7/

     (2) Legal Opinion with respect to Morgan Keegan High Income Fund, Morgan Keegan Intermediate Bond Fund, and Morgan Keegan Select Capital Growth Fund 8/

     (3) Legal Opinion with respect to Morgan Keegan Core Equity Fund and Morgan Keegan Utility Fund (filed herewith)

(j)  Other Opinions

     (1) Accountants' Consent with respect to Morgan Keegan Select Financial Fund 7/

     (2) Accountants' Consent with respect to Morgan Keegan High Income Fund and Morgan Keegan Intermediate Bond Fund 8/

     (3) Accountants' Consent with respect to Morgan Keegan Select Capital Growth Fund 8/

     (4) Accountant's Consent with respect to Morgan Keegan Core Equity Fund and Morgan Keegan Utility Fund (filed herewith)

(k)  Omitted Financial Statements - none

(l)  Initial Capital Agreement 2/

(m) (1) Distribution Plan pursuant to Rule 12b-1 for Class A Shares of Morgan Keegan Intermediate Bond Fund and Morgan Keegan High Income Fund 2/

     (2) Distribution Plan pursuant to Rule 12b-1 for Class A shares with respect to Morgan Keegan Select Financial Fund, Morgan Keegan Select Capital Growth Fund, Morgan Keegan Core Equity Fund and Morgan Keegan Utility Fund 8/

     (3) Distribution Plan pursuant to Rule 12b-1 for Class C shares of Morgan Keegan Select Fund, Inc. 8/

          (a) Distribution Fee Addendum for Class C shares with respect to Morgan Keegan Intermediate Bond Fund, Morgan Keegan High Income Fund, Morgan Keegan Select Financial Fund, Morgan Keegan Select Capital Growth Fund, Morgan Keegan Core Equity Fund and Morgan Keegan Utility Fund 8/

(n) Amended and Restated Multiple Class Plan with respect to Morgan Keegan Intermediate Bond Fund, Morgan Keegan High Income Fund, Morgan Keegan Core Equity Fund, Morgan Keegan Utility Fund, Morgan Keegan Select Financial Fund and Morgan Keegan Select Capital Growth Fund 8/

(p)  Codes of Ethics

     (1) Codes of Ethics for Growth Stock Portfolio and Utilities Stock Portfolio 4/

     (2)  Code of Ethics for Meeder Financial, Inc. 4/

     (3) Amended and Restated Code of Ethics for Morgan Keegan Select Fund, Inc., Morgan Keegan & Company, Inc. and Morgan Asset Management, Inc. 7/

     (4)  Code of Ethics for T.S.J. Advisory Group, Inc. 7/


1/ Incorporated by reference to the Registrant's Registration Statement on Form N-1A, SEC File No. 333-66181, filed on October 27, 1998.

2/ Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A, SEC File No. 333-66181, filed on January 21, 1999.

3/ Incorporated by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A, SEC File No. 333-66181, filed on October 28, 1999.

4/ Incorporated by reference to Post-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A, SEC File No. 333-66181, filed on June 6, 2000.

5/ Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A for Growth Stock Portfolio, SEC File No. 811-6647, filed on April 28, 2000.

6/ Incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A, SEC File No. 333-66181, filed on August 17, 2000.

7/ Incorporated by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A, SEC No. 333-66181, filed on August 25, 2000.

8/ Incorporated by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A, SEC No. 333-66181, filed on October 30, 2000.

Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
         -------------------------------------------------------------

        None.


Item 25.Indemnification
        ---------------

     Section Eleventh of the Articles of Incorporation of the Corporation states:

          Section 11.1. To the maximum extent permitted by applicable law (including Maryland law and the 1940 Act) as currently in effect or as it may hereafter be amended, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

          Section 11.2. To the maximum extent permitted by applicable law (including Maryland law and the 1940 Act) currently in effect or as it may hereafter be amended, the Corporation shall indemnify and advance expenses to its present and past directors, officers, or employees, and persons who are serving or have served at the request of the Corporation as a director, officer, employee, partner, trustee or agent, of or in similar capacities, for other entities. The Board of Directors may determine that the Corporation shall provide information or advance expenses to an agent.

          Section 11.3. Repeal or Modifications. No repeal or modification of this Article ELEVENTH by the stockholders of the Corporation, or adoption or modification of any other provision of the Articles of Incorporation or By-Laws inconsistent with this Article ELEVENTH, shall repeal or narrow any limitation on (1) the liability of any director, officer or employee of the Corporation or (2) right of indemnification available to any person covered by these provisions with respect to any act or omission which occurred prior to such repeal, modification or adoption.

     Section 10.01 of the Bylaws of the Corporation states:

          The Corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (the "Proceeding"), by reason of the fact that he or she is or was a director, officer or employee of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, partner, trustee or agent of another corporation, partnership, joint venture, trust, or other enterprise, against all reasonable expenses (including attorneys' fees) actually incurred, and judgments, fines, penalties and amounts paid in settlement in connection with such Proceeding to the maximum extent permitted by law, now existing or hereafter adopted.

     Paragraph 7 of the Advisory Agreement between the Corporation and Morgan Asset Management, Inc. with respect to Morgan Keegan Intermediate Bond Fund and Morgan Keegan High Income Fund states:

          A. Except as provided below, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund or its Portfolios for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Fund.

          B. No provision of this Agreement shall be construed to protect any Director or officer of the Fund, or the Adviser, from liability in violation of Sections 17(h), 17(i), 36(a) or 36(b) of the 1940 Act.

     Paragraphs 7 and 8 of the Underwriting Agreement between the Corporation and Morgan Keegan & Company, Inc. state:

          7. The Fund agrees to indemnify, defend and hold the Distributor, its several officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers or directors, or any such controlling person may incur, under the 1933 Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, that the Fund shall not indemnify or defend such persons or hold them harmless with respect to any claims, demands, or liabilities based on information provided to the Fund by the Distributor; and provided further that this indemnification provision shall not inure to the benefit of any person who is an officer or director of the Fund or who controls the Fund within the meaning of Section 15 of the 1933 Act, as amended, unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent, that such result would not be against public policy as expressed in the 1933 Act, as amended, and further provided that in no event shall anything contained in this Agreement be construed so as to protect the Distributor against any liability to the Fund or its shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

          8. The Distributor agrees to indemnify, defend and hold the Fund, its several officers and directors, and any person who controls the Fund within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Fund, its officers or directors, or any such controlling person may incur, under the 1933 Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in information furnished in writing by the Distributor to the Fund for use in the Registration Statement or arising out of or based upon any alleged omission by the Distributor to state a material fact in connection with such information required to be stated in the Registration Statement or necessary to make such information not misleading.

     Paragraph 3 of the Amended and Restated Fund Accounting Service Agreement between Morgan Keegan & Company, Inc. and Morgan Keegan Select Fund, Inc. with respect to Morgan Keegan Intermediate Bond Fund, Morgan Keen High Income Fund, Morgan Keegan Select Financial Fund and Morgan Keegan Select Capital Growth Fund states:

               RESPONSIBILITY OF MORGAN KEEGAN & Company, Inc. Morgan Keegan shall be held to the exercise of reasonable care in carrying out the provisions of this Agreement, but shall be indemnified by and shall be without liability to the Fund for any action taken or omitted by it in good faith without negligence or willful misconduct. Morgan Keegan shall be entitled to rely on and may act upon the reasonable advice of the Fund's auditors or of counsel (who may be counsel of the Fund) on all matters, and shall not be liable for any action reasonably taken or omitted pursuant to such advice.

          In addition, Morgan Keegan shall not be liable for any loss of data or any delay in its performance under this Agreement to the extent such loss or delay is due to causes beyond its control, including but not limited to: acts of God, interruption in, loss of or malfunction in power, significant computer hardware or systems software or telephone communication service; acts of civil or military authority; sabotage; war or civil commotion; fire; explosion; or strike beyond delivery of minimum critical services. Morgan Keegan shall use its best efforts to minimize any such loss or delay by all practical means and to replace any lost data promptly. Morgan Keegan agrees not to discriminate against the Fund in favor of any other customer of Morgan Keegan in making computer time and its personnel available to input and process the transactions hereunder when a loss or delay occurs.

     Paragraph 10 of the Amended and Restated Transfer Agency and Service Agreement between the Corporation and Morgan Keegan & Company, Inc. states:

               RESPONSIBILITY OF MORGAN KEEGAN; LIMITATION OF LIABILITY. Morgan Keegan shall be held to the exercise of reasonable care in carrying out the provisions of this Agreement, but the Fund shall indemnify and hold Morgan Keegan harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit brought by any person (including a shareholder naming the Fund as a party) other than the Fund arising out of, or in connection with, Morgan Keegan's performance of its obligations hereunder, provided, that Morgan Keegan does not act with bad faith, willful misfeasance, reckless disregard of its obligations and duties, or gross negligence.

          The Fund shall also indemnify and hold Morgan Keegan harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit (except to the extent contributed to by Morgan Keegan's bad faith, willful misfeasance, reckless disregard of its obligations and duties, or gross negligence) resulting from the negligence of the Fund, or Morgan Keegan's acting upon any instructions reasonably believed by it to have been executed or communicated by any person duly authorized by the Fund, or as a result of Morgan Keegan's acting in reliance upon advice reasonably believed by Morgan Keegan to have been given by counsel for the Fund, or as a result of Morgan Keegan's acting in reliance upon any instrument reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

          In no event shall Morgan Keegan be liable for indirect, special, or consequential damages (even if Morgan Keegan has been advised of the possibility of such damages) arising from the obligations assumed hereunder and the services provided for by this Agreement, including but not limited to lost profits, loss of use of the shareholder accounting system, cost of capital, cost of substitute facilities, programs or services, downtime costs, or claims of the Fund's shareholders for such damage.

     Article VI, Paragraph 4, of the Investment Advisory Agreement between Growth Stock Portfolio and R. Meeder & Associates, Inc. states:

               (4) The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the portfolio in connection with the matters to which this Agreement relates (including, but not limited to, loss sustained by reason of the adoption or implementation of any investment policy or the purchase, sale or retention of any security), except for loss resulting from willful misfeasance, bad faith or gross negligence of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement.

     Article VI, Paragraph 4, of the Investment Advisory Agreement between The Utilities Stock Portfolio and R. Meeder & Associates, Inc. states:

               (4) The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the portfolio in connection with the matters to which this Agreement relates (including, but not limited to, loss sustained by reason of the adoption or implementation of any investment policy or the purchase, sale or retention of any security), except for loss resulting from willful misfeasance, bad faith or gross negligence of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement.

     Paragraph 8 of the Investment Advisory and Admnistration Agreement between Morgan Keegan Select Fund, Inc. and Morgan Asset Management, Inc. with respect to Morgan Keegan Select Financial Fund states:

               A. Except as provided below, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to Morgan Keegan Select or to any shareholder of Morgan Keegan Select or its Fund for any error of judgment or mistake of law in the course of, or connected with, rendering services hereunder or for any losses that may be sustained by the Fund, Morgan Keegan Select, or its shareholders in connection with the matters to which this Agreement relates.

               B. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

     Paragraph 8 of the Sub-Advisory Agreement among Morgan Keegan Select Fund, Inc., Morgan Asset Management, Inc. and T.S.J. Advisory Group, Inc. with respect to Morgan Keegan Select Financial Fund states:

               8. Limitation of Liability. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, Morgan Keegan Select, its shareholders or by the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its services and duties or from reckless disregard by it of its obligations and duties under this Agreement. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

     Paragraph 7 of the Investment Advisory and Management Agreement between Morgan Keegan Select Fund, Inc. and Morgan Asset Management, Inc. with respect to Morgan Keegan Select Capital Growth Fund states:

               The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder in good faith, and shall not be responsible for any action of the Board of Directors of the Fund in following or declining to follow any advice or recommendations of the Adviser; provided that nothing in this Agreement shall protect the Adviser against any liability to the Portfolio, the Fund or its stockholders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.

     Paragraph 3.2 of the Participation Agreement among Growth Stock Portfolio, Meeder Asset Management, Inc. , Sector Capital Management, L.L.C. and Morgan Keegan Select Fund, Inc. with respect to the Morgan Keegan Core Equity Portfolio states:

               Indemnification by the Portfolio.

               (a) The Portfolio will indemnify and hold harmless the Company, the Fund, and their directors, officers and employees and each other person who controls the Fund, as the case may be, within the meaning of Section 15 of the 1933 Act (each a "Covered Person" and collectively "Covered Persons"), against any and all losses, claims, demands, damages, liabilities and expenses (each a "Liability" and collectively, the "Liabilities") (including the reasonable costs of investigating and defending against any claims therefor and any counsel fees incurred in connection therewith) which

                    (i) arise out of or are based upon any of the Securities
               Laws, any other statute or common law or are incurred in connection with or as a result of any formal or informal administrative proceeding or investigation by a regulatory agency, insofar as such Liabilities arise out of or are based upon any omission or commission by the Portfolio (either during the course of its daily activities or in connection with the accuracy of its representations or warranties in this Agreement) that caused or continues to cause the Fund to violate any federal or state securities laws or regulations or any other applicable domestic or foreign law or regulations or common law duties or obligations, but only to the extent that such Liabilities do not arise out of and are not based upon an omission or commission of the Company or Fund (other than an imputed act or omission based upon an act or omission of the Portfolio);

                    (ii) arise out of or are based upon an inaccurate
               calculation of the Portfolio's net asset value (whether by the Portfolio or any party retained by the Portfolio for that purpose);

                    (iii) arise out of (A) any untrue statement of a material
               fact in the registration statement of the Portfolio filed on Form N-1A (including amendments and supplements thereto) or omission of any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (B) any untrue statement of a material fact in the registration statement of the Company (relating to the Fund) filed on Form N-1A (including amendments and supplements thereto) with respect to information about the Portfolio (including any investment performance information of the Portfolio) that is furnished by the Portfolio specifically for inclusion in the Company's Form N-1A, or omission of any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (C) any untrue statement of a material fact in advertising or sales literature used by the Company on behalf of the Fund, or an omission of any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if included at the request, or with the written permission, of the Portfolio;

                    (iv) arise out of the Portfolio's failure to qualify as a
               regulated investment company under the Code;

                    (v) result from the failure of any representation or
               warranty made by the Portfolio to be accurate when made or the failure of the Portfolio to perform any covenant contained herein or to otherwise comply with the terms of this Agreement;

                    (vi) arise out of any unlawful or negligent act by the
               Portfolio, whether such act was committed against Meeder, Sector Capital, the Portfolio, the Fund or any third party;

                    (vii) arise out of any claim that the systems,
               methodologies, or technology used in connection with operating the Portfolio, including the technologies associated with maintaining the master-feeder structure of the Portfolio, violates any license or infringes upon any patent or trademark;

                    (viii) arise out of any claim that the use of the names used by the Portfolio or any corresponding use by the Fund of names used by the Portfolio violates any license or infringes upon any trademark; or

                    (ix) result from any Liability of the Portfolio to any
               investor in the Portfolio (or shareholder thereof), other than the Fund (and its shareholders); provided, however, that in no case shall the Portfolio be liable with respect to any claim made against any such Covered Person unless such Covered Person shall have notified the Portfolio in writing of the nature of the claim within a reasonable time after the summons, other first legal process or formal or informal initiation of a regulatory investigation or proceeding shall have been served upon or provided to a Covered Person or any federal, state or local tax deficiency has come to the attention of the Fund or a Covered Person. Failure to notify the Portfolio of such claim shall not relieve it from any liability that it may have to any Covered Person otherwise than on account of the indemnification contained in this paragraph.

               (b) INDEMNIFICATION OF SECTOR CAPITAL. The Portfolio will indemnify and hold harmless Sector Capital, and each of its respective Trustees, directors and officers and each person, if any, who controls Sector Capital within the meaning of Section 15 of the 1933 Act (each a "Sector Indemnified Party" and collectively, the "Sector Indemnified Parties") against any and all Liabilities (including the reasonable costs of investigating and defending against any claims therefor and any counsel fees incurred in connection therewith), which

                    (i) arise out of (A) any untrue statement of a material fact in the registration statement of the Portfolio filed on Form N-1A (including amendments and supplements thereto) or omission of any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (B) any untrue statement of a material fact in advertising or sales literature used by Sector Capital, or an omission of any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if included at the request, or with the written permission, of the Portfolio;

                    (ii) result from the failure of any representation or
               warranty made by the Portfolio to be accurate when made or the failure of the Portfolio to perform any covenant contained herein or to otherwise comply with the terms of this Agreement;

                    (iii) arise out of any unlawful or negligent act by the,
               whether such act was committed against Sector Capital, the Fund, the Company, the Portfolio, Meeder, or any third party.

     Paragraph 3.2 of the Participation Agreement among the Utilities Stock Portfolio, Meeder Asset Management, Inc., Miller/Howard Investments, Inc. and Morgan Keegan Select Fund, Inc. with respect to the Morgan Keegan Utility Fund states:

               Indemnification by the Portfolio.

               (a) The Portfolio will indemnify and hold harmless the Company, the Fund, and their directors, officers and employees and each other person who controls the Fund, as the case may be, within the meaning of Section 15 of the 1933 Act (each a "Covered Person" and collectively "Covered Persons"), against any and all losses, claims, demands, damages, liabilities and expenses (each a "Liability" and collectively, the "Liabilities") (including the reasonable costs of investigating and defending against any claims therefor and any counsel fees incurred in connection therewith) which

                    (i) arise out of or are based upon any of the Securities
               Laws, any other statute or common law or are incurred in connection with or as a result of any formal or informal administrative proceeding or investigation by a regulatory agency, insofar as such Liabilities arise out of or are based upon any omission or commission by the Portfolio (either during the course of its daily activities or in connection with the accuracy of its representations or warranties in this Agreement) that caused or continues to cause the Fund to violate any federal or state securities laws or regulations or any other applicable domestic or foreign law or regulations or common law duties or obligations, but only to the extent that such Liabilities do not arise out of and are not based upon an omission or commission of the Company or Fund (other than an imputed act or omission based upon an act or omission of the Portfolio);

                    (ii) arise out of or are based upon an inaccurate
               calculation of the Portfolio's net asset value (whether by the Portfolio or any party retained by the Portfolio for that purpose);

                    (iii) arise out of (A) any untrue statement of a material
               fact in the registration statement of the Portfolio filed on Form N-1A (including amendments and supplements thereto) or omission of any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (B) any untrue statement of a material fact in the registration statement of the Company (relating to the Fund) filed on Form N-1A (including amendments and supplements thereto) with respect to information about the Portfolio (including any investment performance information of the Portfolio) that is furnished by the Portfolio specifically for inclusion in the Company's Form N-1A, or omission of any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (C) any untrue statement of a material fact in advertising or sales literature used by the Company on behalf of the Fund, or an omission of any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, ot misleading, if included at the request, or with the written permission, of the Portfolio;

                    (iv) arise out of the Portfolio's failure to qualify as a
               regulated investment company under the Code;

                    (v) result from the failure of any representation or
               warranty made by the Portfolio to be accurate when made or the failure of the Portfolio to perform any covenant contained herein or to otherwise comply with the terms of this Agreement;

                    (vi) arise out of any unlawful or negligent act by the
               Portfolio, whether such act was committed against Meeder, Miller/Howard, the Portfolio, the Fund or any third party;

                    (vii) arise out of any claim that the systems,
               methodologies, or technology used in connection with operating the Portfolio, including the technologies associated with maintaining the master-feeder structure of the Portfolio, violates any license or infringes upon any patent or trademark;

                    (viii) arise out of any claim that the use of the names used by the Portfolio or any corresponding use by the Fund of names used by the Portfolio violates any license or infringes upon any trademark; or

                    (ix) result from any Liability of the Portfolio to any
               investor in the Portfolio (or shareholder thereof), other than the Fund (and its shareholders); provided, however, that in no case shall the Portfolio be liable with respect to any claim made against any such Covered Person unless such Covered Person shall have notified the Portfolio in writing of the nature of the claim within a reasonable time after the summons, other first legal process or formal or informal initiation of a regulatory investigation or proceeding shall have been served upon or provided to a Covered Person or any federal, state or local tax deficiency has come to the attention of the Fund or a Covered Person. Failure to notify the Portfolio of such claim shall not relieve it from any liability that it may have to any Covered Person otherwise than on account of the indemnification contained in this paragraph.

               (b) INDEMNIFICATION OF MILLER/HOWARD. The Portfolio will indemnify and hold harmless Miller/Howard, and each of its respective Trustees, directors and officers and each person, if any, who controls Miller/Howard within the meaning of Section 15 of the 1933 Act (each a "Miller/Howard Indemnified Party" and collectively, the "Miller/Howard Indemnified Parties") against any and all Liabilities (including the reasonable costs of investigating and defending against any claims therefor and any counsel fees incurred in connection therewith), which

                    (i) arise out of (A) any untrue statement of a material fact in the registration statement of the Portfolio filed on Form N-1A (including amendments and supplements thereto) or omission of any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (B) any untrue statement of a material fact in advertising or sales literature used by Miller/Howard, or an omission of any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if included at the request, or with the written permission, of the Portfolio;

                    (ii) result from the failure of any representation or
               warranty made by the Portfolio to be accurate when made or the failure of the Portfolio to perform any covenant contained herein or to otherwise comply with the terms of this Agreement;

                    (iii) arise out of any unlawful or negligent act by the
               Portfolio, whether such act was committed against Miller/Howard, the Fund, the Company, the Portfolio, Meeder, or any third party.

     Paragraph 8 of the Investment Advisory and Administration Agreement between Morgan Keegan Select Fund, Inc. and Morgan Asset Management, Inc. with respect to Morgan Keegan Core Equity Fund and Morgan Keegan Utility Fund states:

          A. Except as provided below, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to Morgan Keegan Select or to any shareholder of Morgan Keegan Select or the Funds for any error in judgment or mistake of law in the course of, or connected with, rendering services hereunder or for any losses that may be sustained by the Fund, Morgan Keegan Select, or its shareholders in connection with the matters to which this Agreement relates.

          B. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

     Section 11 of the Accounting Services Agreement between Morgan Keegan Select Fund, Inc. and Mutual Funds Service Co. states:

          The Agent shall not be liable for any action taken in good faith reliance upon any authorized oral instructions, any written instructions, any certified copy of any resolution of the Directors of the Company or any other document reasonably believed by the Agent to be genuine and to have been executed or signed by the proper person or persons. The Company will send written instructions to cover oral instructions, and the Agent will compare the information against the oral instructions previously furnished. The Agent will inform the Company immediately of any noted discrepancy or will request, if no written instruction is received in a reasonable time, that the Company forward same to Agent.

          The Agent shall not be held to have notice of any change of authority of any officer, employee, or agent of the Company until receipt of notification thereof by the Company.

          In addition to indemnification expressly provided elsewhere in this Agreement, the Company shall indemnify and hold harmless the Agent from all claims and liabilities (including reasonable expenses for legal counsel) incurred by or assessed against the Agent in connection with the performance of this Agreement, except such as may arise from the Agent's own negligent action, omission, or willful misconduct; provided, however, that before confessing any claim against it, the Agent shall give the Company reasonable opportunity to defend against such claim in the name of the Company, the Fund or the Agent or any of them.

     Paragraph 11 of the Money Manager Agreements among The Growth Stock Portfolio, Sector Capital Management, L.L.C., and each of Alliance Capital Management L.P., Ashland Management Incorporated, Barrow, Hanley Mewhinney & Strauss, Inc., Delta Capital Management Inc., Dresdner RCM Global Investors, L.L.C., Hallmark Capital Management, Inc., Miller/Howard Investments, Inc. and The Mitchell Group, Inc. states:

               LIMITATION OF LIABILITY. The Money Manager shall not be liable for, and shall be indemnified by the Portfolio for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Portfolio or the Manager; provided, however, that such acts or omissions shall not have resulted from the Money Manager's willful misfeasance, bad faith or gross negligence, violation of applicable law, or reckless disregard of its duty or of its obligations hereunder. The rights and obligations that are provided for in this Paragraph 11 shall survive the cancellation, expiration or termination of this Agreement.

     Section 4 of the Sub-Administration Agreement between Morgan Keegan Select Fund, Inc., Morgan Asset Management, Inc. and Mutual Funds Service Co. states:

               LIMITATION OF LIABILITY OF THE ADMINISTRATOR. The Administrator and its directors, officers, employees and agents shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Funds or the performance of its duties hereunder, unless caused by the Administrator's negligence, willful misfeasance, or breach of this Agreement.

     Sections 10 and 11 of the Custody Agreement between Morgan Keegan Select Fund, Inc. and Firstar Bank, N.A. with respect to Morgan Keegan Core Equity Fund and Morgan Keegan Utility Fund state:

               The Custodian shall be entitled to charge against any money held by it for the account of the Funds the amount of any loss, damage, liability or expense, including counsel fees, for which it shall be entitled to reimbursement under the provisions of this Agreement as determined by agreement of the Custodian and the Funds or by the final order of any court or arbitrator having jurisdiction and as to which all rights to appeal have expired.

               Custodian shall not be liable for any action taken in good faith upon any certificate herein described or certified copy of any resolution of the Board, and may rely on the genuineness of any such document which it may in good faith and reasonably believe to have been validly executed. Custodian shall be liable for any loss or damage, including counsel fees, resulting from its action or omission to act, or otherwise, where any such loss or damage arises out of its own negligence, willful misconduct or reckless disregard of its duties.

               The Funds agree to indemnify and hold harmless Custodian and its nominee from all taxes, charges, expenses, assessments, losses, claims and liabilities (including counsel fees) incurred or assessed against it or by its nominee in connection with the performance of this Agreement, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct. In the event of any advance of cash for any purpose made by Custodian resulting from orders or instructions of the Funds, or in the event that Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Agreement, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, any property at any time held for the account of the Funds shall be security therefor. The Custodian may, with respect to questions of law, apply for and obtain the advice and opinion of counsel to the Funds at the expense of the Funds, or of its own counsel at its own expense and shall be fully protected with respect to anything done or omitted by it in good faith in conformity with advice or opinion of its counsel, unless counsel to the Funds shall, within a reasonable time after notification, have a differing opinion of such question of law.

               Notwithstanding anything contained herein, if the Funds require the Custodian to engage specific Subcustodians for the safekeeping and/or clearing of assets, the Funds agree to indemnify and hold harmless Custodian from all claims, expenses and liabilities incurred or assessed against it in connection with the use of such Subcustodian in regard to the Funds' assets, except as may arise from its own negligent action, negligent failure to act or willful misconduct.

Item 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Morgan Asset Management, Inc., a Tennessee corporation, the investment adviser to the Morgan Keegan Intermediate Bond Fund, the Morgan Keegan High Income Fund and the Morgan Keegan Select Financial Fund, is a registered investment adviser and offers investment management services to investment companies and other types of investors. Information on its officers and directors is included in its Form ADV filed on October 22, 1999 with the Securities and Exchange Commission (registration number 801-27629) and is incorporated herein by reference. T. S. J. Advisory Group, Inc., the Sub-Adviser to the Morgan Keegan Select Financial Fund is controlled by T. Stephen Johnson who also controls T. Stephen Johnson & Associates, Inc., a bank consulting firm and investment manager.

     Meeder Asset Management, Inc., formerly known as R. Meeder & Associates, Inc., the investment adviser to the Growth Stock Portfolio, is an investment adviser to individuals, pension and profit sharing plans, trusts, charitable organizations, corporations and other institutions. Information on its officers and directors is included in its Form ADV filed on June 6, 2000 with the Securities and Exchange Commission (registration number 801-9839) and is incorporated herein by reference.

Item 27. PRINCIPAL UNDERWRITER

(a)      Bedford Money Market Fund
         Morgan Keegan Southern Capital Fund, Inc.


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(b)      Morgan Keegan & Company, Inc.

Name and                        Positions and                Positions and
Principal Business              Offices With                 Offices With
ADDRESS                         UNDERWRITER                  REGISTRANT
------------------              -------------                -------------

(Principal Business Address,
unless otherwise noted, is:
Morgan Keegan Tower
Fifty Front Street

Memphis, Tennessee 38103)

Allen B. Morgan, Jr.             Chairman and              Director,
                                 Chief Executive
                                 President

                                 Officer, Executive
                                 Managing Director

Joseph C. Weller                 Chief Financial           Vice President,
                                 Officer, Executive        Treasurer and
                                 Managing Director,        Assistant Secretary
                                 Executive Vice
                                 President, Secretary
                                 and Treasurer

John W. Stokes, Jr.              Vice Chairman,            None
                                 Executive Managing
                                 Director

Robert A. Baird                  Executive                 None
                                 Managing Director

G. Douglas Edwards               Executive Managing        None
                                 Director

James H. Ganier                  Executive Managing        None
                                 Director

Stephen P. Laffey                Executive Managing        None
                                 Director

Thomas V. Orr, Jr.               Executive Managing        None
                                 Director

James A. Parish, Jr.             Executive Managing        None
                                 Director

Minor Perkins                    Executive Managing        None
                                 Director

Allen B. Adler                   Managing Director         None

Franklin P. Allen, III           Managing Director         None

George E. Arras, Jr.             Managing Director         None

James N. Augustine, Jr.          Managing Director         None


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Joseph K. Ayers                  Managing Director         None

Rodney D. Baber, Jr.             Managing Director         None

George E. Bagwell                Managing Director         None

Woodley H. Bagwell               Managing Director         None

Charles E. Bailey                Managing Director         None

Milton A. Barber                 Managing Director         None

Joseph C. Barkley                Managing Director         None

Reginald E. Barnes               Managing Director         None

Glen E. Bascom                   Managing Director         None

W. Preston Battle                Managing Director         None

Robert C. Berry                  Managing Director         None

John D. Brewer                   Managing Director         None

Susan Leonard Brown              Managing Director         None

Paul S. Burd                     Managing Director         None

John B. Carr, Jr.                Managing Director         None

John C. Carson, Jr.              Managing Director         None

Ted H. Cashion                   Managing Director         None

Marshall A. Clark                Managing Director         None

William F. Clay                  Managing Director         None

Robert E. Cope                   Managing Director         None

Mark W. Crowl                    Managing Director         None

Harold L. Deaton                 Managing Director         None

William W. Deupree, Jr.          Managing Director         None

James J. Dieck                   Managing Director         None

Robert H. Dudley, Jr.            Managing Director         None

Richard H. Eckels                Managing Director         None

Richard K. Fellows               Managing Director         None


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Richard S. Ferguson              Managing Director         None

Robert M. Fockler                Managing Director         None

James M. Fowler, Jr.             Managing Director         None

Wilmer J. Freiberg               Managing Director         None

Graham D.S. Fulton               Managing Director         None

John H. Geary                    Managing Director         None

Robert D. Gooch, Jr.             Managing Director         None

James F. Gould                   Managing Director         None

Terry C. Graves                  Managing Director         None

John H. Grayson, Jr.             Managing Director         None

Gary W. Guinn                    Managing Director         None

David M. Guthrie                 Managing Director         None

Jan L. Gwin                      Managing Director         None

Thomas M. Hahn                   Managing Director         None

Thomas V. Harkins                Managing Director         None

Michael J. Harris                Managing Director         None

Haywood Henderson                Managing Director         None

Roderick E. Hennek               Managing Director         None

William P. Hinckley              Managing Director         None

Edwin L. Hoopes, III             Managing Director         None

William F. Hughes, Jr.           Managing Director         Director

Joe R. Jennings                  Managing Director         None

Robert Jetmundsen                Managing Director         None

Ram P. Kasargod                  Managing Director         None

Carol Sue Keathley               Managing Director         None

Dan T. Keel III                  Managing Director         None

Peter R. Klyce                   Managing Director         None

Peter Stephen Knoop              Managing Director         None


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W. Lawrence M. Knox, Jr.         Managing Director         None

E. Carl Krausnick, Jr.           Managing Director         None

James R. Ladyman                 Managing Director         None

A. Welling LaGrone, Jr.          Managing Director         None

Benton G. Landers                Managing Director         None

William M. Lellyett, Jr.         Managing Director         None

W. G. Logan, Jr.                 Managing Director         None

W. Gage Logan III                Managing Director         None

Wiley H. Maiden                  Managing Director         None

John Henry Martin                Managing Director         None

William D. Mathis, III           Managing Director         None

John Fox Matthews                Managing Director         None

Francis J. Maus                  Managing Director         None

Charles D. Maxwell               Managing Director         Secretary and
                                                           Assistant Treasurer

John Welsh Mayer                 Managing Director         None

W. Ward Mayer                    Managing Director         None

W. Neal McAtee                   Managing Director         None

Harris L. McCraw III             Managing Director         None

Thomas J. McQuiston              Managing Director         None

Edward S. Michelson              Managing Director         None

G. Rolfe Miller                  Managing Director         None

Gary C. Mills                    Managing Director         None

David Montague                   Managing Director         None

Robert M. Montague               Managing Director         None

K. Brooks Monypeny               Managing Director         None

John G. Moss                     Managing Director         None

Lewis A. Moyse                   Managing Director         None

William G. Mueller               Managing Director         None

Mortimer S. Neblett              Managing Director         None

Philip G. Nichols                Managing Director         None

Michael O'Keefe                  Managing Director         None

Jack A. Paratore                 Managing Director         None

William T. Patterson             Managing Director         None

J. Christopher Perkins           Managing Director         None

Logan B. Phillips, Jr.           Managing Director         None

L. Jack Powell                   Managing Director         None

S. Mark Powell                   Managing Director         None

Richard L. Preis                 Managing Director         None

C. David Ramsey                  Managing Director         None

Hedi H. Reynolds                 Managing Director         None

Donna L. Richardson              Managing Director         None

R. Michael Ricketts              Managing Director         None

Kathy L. Ridley                  Managing Director         None

Thomas H. Roberts III            Managing Director         None

Terry A. Robertson               Managing Director         None

Darien M. Roche                  Managing Director         None

Kenneth L. Rowland               Managing Director         None

Michael L. Sain                  Managing Director         None

W. Wendell Sanders               Managing Director         None

E. Elkan Scheidt                 Managing Director         None

Ronald J. Schuberth              Managing Director         None

H. Wade Schuessler               Managing Director         None

Lynn T. Shaw                     Managing Director         None

Fred B. Smith                    Managing Director         None

Richard J. Smith                 Managing Director         None

Robert L. Snider                 Managing Director         None

John B. Snowden, IV              Managing Director         None

Thomas A. Snyder                 Managing Director         None

Richard A. Spell                 Managing Director         None

John W. Stokes, III              Managing Director         None

John Burke Strange               Managing Director         None

James M. Tait, III               Managing Director         None

J. Crosby Taylor, Jr.            Managing Director         None

Phillip C. Taylor                Managing Director         None

Van C. Thompson                  Managing Director         None

John D. Threadgill               Managing Director         None

P. Gibbs Vestal                  Managing Director         None

Edmund J. Wall                   Managing Director         None

W. Charles Warner                Managing Director         None

Richard E. Watson                Managing Director         None

John E. Wilfong                  Managing Director         None

John S. Wilson                   Managing Director         None

J. William Wyker III             Managing Director         None

Paul B. Young, Jr.               Managing Director         None

John J. Zollinger, III           Managing Director         None

William D. Zollinger             Managing Director         None

(c)      None

Item 28. LOCATION OF ACCOUNTS AND RECORDS

     MORGAN KEEGAN INTERMEDIATE BOND FUND, MORGAN KEEGAN HIGH INCOME FUND AND MORGAN KEEGAN SELECT FINANCIAL FUND AND MORGAN KEEGAN SELECT CAPITAL GROWTH
     FUND:

     The books and other documents required by paragraphs (b)(4), (c) and (d) of Rule 31a-1 under the Investment Company Act of 1940 are maintained in the physical possession of Registrant's adviser, Morgan Asset Management, Inc., Morgan Keegan Tower, Fifty Front Street, Memphis, Tennessee 38103. All other accounts, books and other documents required by Rule 31a-1 are maintained in the physical possession of Registrant's transfer agent and portfolio accounting service provider, Morgan Keegan & Co., Morgan Keegan Tower, Fifty Front Street, Memphis, Tennessee 38103.

     MORGAN KEEGAN CORE EQUITY FUND AND MORGAN KEEGAN UTILITY FUND:

     The books and other documents required by paragraphs (b) (4), (c) and (d) of Rule 31a-1 under the Investment Company Act of 1940 are maintained in the physical possession of Meeder Asset Management, Inc., formerly known as
     R. Meeder & Associates, Inc., at 6000 Memorial Drive, Dublin, OH 43017. All other accounts, books and other documents required by Rule 31a-1 are maintained in the physical possession of Registrant's transfer agent, Morgan Keegan & Co., Morgan Keegan Tower, Fifty Front Street, Memphis, Tennessee 38103. Certain custodial records are in the custody of Firstar Bank, N.A., the Funds' custodian at 425 Walnut Street, Cincinnati, Ohio 45202. All other records are kept in the custody of Mutual Funds Service Co., 6000 Memorial Drive, Dublin, OH 43017.

Item 29. MANAGEMENT SERVICES

     Not applicable

Item 30. UNDERTAKINGS - none

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Morgan Keegan Select Fund, Inc., has duly caused this Post-Effective Amendment No. 8 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Memphis and State of Tennessee, on the 27th day of October, 2000.

                              MORGAN KEEGAN SELECT FUND, INC.


                              By: /s/ William F. Hughes, Jr.
                                  ----------------------------------------
                                   William F. Hughes, Jr., Director


     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                            TITLE                    DATE

/s/ Allen B. Morgan, Jr.             Director and President   October 27, 2000
----------------------------------
Allen B. Morgan, Jr.                 (Chief Executive
                                     Officer)


/s/ Joseph C. Weller                 Vice President and       October 27, 2000
----------------------------------
Joseph C. Weller                     Treasurer (Chief
                                     Financial Officer)


/s/ James D. Witherington, Jr.       Director                 October 26, 2000
----------------------------------
James D. Witherington, Jr.


/s/ William F. Hughes, Jr.           Director                 October 27, 2000
----------------------------------
William F. Hughes, Jr.


/s/ William Jefferies Mann           Director                 October 27, 2000
----------------------------------
William Jefferies Mann


/s/ James Stillman R. McFadden       Director                 October 26, 2000
----------------------------------
James Stillman R. McFadden

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Utilities Stock Portfolio, has duly caused this Post-Effective Amendment No. 8 to Morgan Keegan Select Fund, Inc.'s Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Dublin, and the State of Ohio, on the 6th day of November, 2000.

                                             UTILITIES STOCK PORTFOLIO

                                             By:  /S/  WESLEY F. HOAG
                                                 ------------------------------
                                                      Wesley F. Hoag

     Pursuant to requirements of the Securities Act, this Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                          TITLE                        DATE
---------                          -----                        ----

ROBERT S. MEEDER, SR.*             President and Trustee        November 6, 2000
-----------------------------
Robert S. Meeder, Sr.

MILTON S. BARTHOLOMEW*             Trustee                      November 6, 2000
-----------------------------
Milton S. Bartholomew

ROGER D. BLACKWELL*                Trustee                      November 6, 2000
-----------------------------
Roger D. Blackwell

JAMES W. DIDION*                   Trustee                      November 6, 2000
-----------------------------
James W. Didion

CHARLES A. DONABEDIAN*             Trustee                      November 6, 2000
-----------------------------
Charles A. Donabedian

THOMAS E. LINE*                    Principal Financial Officer,
-----------------------------      Principal Accounting
Thomas E. Line                     Officer and Treasurer        November 6, 2000


ROBERT S. MEEDER, JR.*             Vice President and Trustee   November 6, 2000
-----------------------------
Robert S. Meeder, Jr.

JACK W. NICKLAUS II*               Trustee                      November 6, 2000
-----------------------------
Jack W. Nicklaus II

WALTER L. OGLE*                    Trustee                      November 6, 2000
-----------------------------
Walter L. Ogle

PHILIP A. VOELKER*                 Vice President and Trustee   November 6, 2000
-----------------------------
Philip A. Voelker

*By: /S/  WESLEY F. HOAG
----------------------------------
       Wesley F. Hoag
       Executed by Wesley F. Hoag on behalf
       of those indicated pursuant to Powers of Attorney

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Growth Stock Portfolio, has duly caused this Post-Effective Amendment No. 8 to Morgan Keegan Select Fund, Inc.'s Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Dublin, and the State of Ohio, on the 6th day of November, 2000.

                                           GROWTH STOCK PORTFOLIO

                                           By:  /S/  WESLEY F. HOAG
                                               -------------------------------
                                                    Wesley F. Hoag

     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                          TITLE                        DATE
---------                          -----                        ----

ROBERT S. MEEDER, SR.*             President and Trustee        November 6, 2000
-----------------------------
Robert S. Meeder, Sr.

MILTON S. BARTHOLOMEW*             Trustee                      November 6, 2000
-----------------------------
Milton S. Bartholomew

ROGER D. BLACKWELL*                Trustee                      November 6, 2000
-----------------------------
Roger D. Blackwell

JAMES W. DIDION*                   Trustee                      November 6, 2000
-----------------------------
James W. Didion

CHARLES A. DONABEDIAN*             Trustee                      November 6, 2000
-----------------------------
Charles A. Donabedian

THOMAS E. LINE*                    Principal Financial Officer,
-----------------------------      Principal Accounting
Thomas E. Line                     Officer and Treasurer        November 6, 2000


ROBERT S. MEEDER, JR.*             Vice President and Trustee   November 6, 2000
-----------------------------
Robert S. Meeder, Jr.

JACK W. NICKLAUS II*               Trustee                      November 6, 2000
-----------------------------
Jack W. Nicklaus II

WALTER L. OGLE*                    Trustee                      November 6, 2000
-----------------------------
Walter L. Ogle

PHILIP A. VOELKER*                 Vice President and Trustee   November 6, 2000
-----------------------------
Philip A. Voelker

*By: /S/  WESLEY F. HOAG
----------------------------------
       Wesley F. Hoag
       Executed by Wesley F. Hoag on behalf
       of those indicated pursuant to Powers of Attorney

                         MORGAN KEEGAN SELECT FUND, INC.

                                  Exhibit Index

Exhibit (d) (3) (a)     Investment Sub-Advisory Agreement with Miller/Howard
                        Investment, Inc.

Exhibit (d) (4)         Investment Advisory and Administration Agreement between
                        Registrant and Morgan Asset Management, Inc. with respect to the Morgan Keegan Core Equity Fund and the Morgan Keegan Utility Fund

Exhibit (g) (4)         Form of Custody Agreement between Registrant and Firstar
                        Bank, N.A. with respect to Morgan Keegan Core Equity
                        Fund and Morgan Keegan Utility Fund

Exhibit (h) (3)         Accounting Services Agreement between Registrant and
                        Mutual Funds Service Co. with respect to the Morgan
                        Keegan Core Equity Fund and the Morgan Keegan Utility
                        Fund

Exhibit (h) (8)         Sub-Administration Agreement among Morgan Keegan Select
                        Fund, Inc., Morgan Asset Management, Inc. and Mutual
                        Funds Service Company with respect to Morgan Keegan Core
                        Equity Fund and Morgan Keegan Utility Fund

Exhibit (i) (2)         Legal Opinion with respect to Morgan Keegan Core Equity
                        Fund and Morgan Keegan Utility Fund

Exhibit (j) (2)         Accountant's Consent with respect to Morgan Keegan Core
                        Equity Fund and Morgan Keegan Utility Fund